UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock

Investment Grade Bond Fund

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Investment Grade Bond Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
33	Financial statements
37	Financial highlights
44	Notes to financial statements
52	Auditor's report
53	Tax information
54	Trustees and Officers
58	More information

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital and maintenance of liquidity.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar intermediate term bond fund category average
2.24
1.58
2.59
2.44
2.53
2.28
3.00
2.24
2.52
4.96
4.46
4.26
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. election triggered rise in yields

Yields spiked in the final months of 2016, following the November U.S. presidential election.

Risk assets led the bond market's advance

Investors' outlook for improved economic conditions in the United States fueled strong gains in risk assets, including equities, high-yield bonds, and emerging-market debt.

The fund generated a positive return

The fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

The 12 months ended May 31, 2017, represented a challenging period for fixed-income investors. What were some of the major issues moving markets?

It was really a tale of two markets during the fund's fiscal year. Yields in the U.S. Treasury market were fairly stable in the months leading up to the November U.S. presidential election. After the election, however, yields spiked, reflecting a sell-off in U.S. Treasuries, and a corresponding rally in risk assets (generally those rated BB and lower), including equities, high-yield bonds, and emerging-market debt. Since late December, yields in the 10-year U.S. Treasury market were choppy but range-bound, generally trading between 2.2% and 2.6%. While risk assets have for the most part continued to notch gains, there are growing concerns about some of the macroeconomic factors facing markets.

Much of the rally in late 2016 was driven by the belief that a new Trump administration would usher in some pro-growth policy changes, including tax reform and potential deregulation. While changes to economic policy are still certainly possible, investors have lately begun to grapple with the fact that they may have overestimated the speed with which any reforms could be implemented. Nonetheless, all told, it was a very strong 12 months for risk assets and credit-sensitive securities, while rate-sensitive debt was essentially flat.

The U.S. Federal Reserve (Fed) hiked short-term interest rates twice during the fund's fiscal year and once more shortly after the end of the period. What's your outlook for interest rates over the near term?

The Fed has been suggesting it intends to hike rates once more in 2017, potentially in September. We think that's a likely outcome, barring any unforeseen shock to the economy.

The bigger question, however, has to do with the Fed's plans regarding the size of its balance sheet. After multiple iterations of bond-buying programs in the wake of the 2008 financial crisis, the Fed

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       4

"... it was a very strong 12 months for risk assets and credit-sensitive securities, while rate-sensitive debt was essentially flat."
now holds approximately $4.5 trillion worth of debt on its books, including $1.8 trillion in agency mortgage-backed securities (MBS). When the Fed eventually begins unwinding those holdings—potentially by reinvesting fewer and fewer proceeds from maturing debt—it could have significant implications for the MBS market. The Fed is the largest buyer in the agency MBS market today, and with already tight valuations in that space, any downturn in demand could have a material effect on prices. With that in mind, we have been taking a more cautious stance on the agency MBS space.

What positions helped the fund's performance versus its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index?

One of the biggest positive contributions to performance came from the fund's limited exposure to U.S. Treasuries and its slightly below-benchmark exposure to duration, which measures a portfolio's

QUALITY COMPOSITION AS OF 5/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       5

"One of the biggest positive contributions to performance came from the fund's limited exposure to U.S. Treasuries and its slightly below-benchmark exposure to duration ..."
sensitivity to interest rates. Treasuries sold off throughout the period and the fund's underweight position contributed positively to relative returns. Likewise, the fund's lower duration profile meant it was less susceptible to price declines as yields rose. At period end, the fund's duration was 5.74, compared with 5.95 for the index.

Another big contributor was the fund's position in investment-grade corporate debt, especially within the financials sector. Additionally, the fund's exposure to commercial mortgage-backed securities (CMBS) boosted relative returns. Fundamentals in commercial real estate, which tend to be correlated with the health of the overall economy, continued to strengthen during the period and CMBS benefited. Across all segments of the bond markets, security selection was generally solid and benefited the fund's relative results for the period.

What positions detracted from relative performance?

The fund's allocations to certain asset-backed securities, including securities backed by auto loans and credit card receivables, were a slight drag on returns. The fund tended to have an underweight position in non-U.S. debt, and the limited exposure in general detracted from relative results.

Given the level of uncertainty in the markets, how have you positioned the fund at the end of the period?

We continue to take a fairly conservative stance in general as we head into the second half of 2017. We don't believe now is the time to be making big bets on either interest rates or credit. To that end, we held a modestly defensive stance with respect to the fund's duration, although sector weighting and individual security selection remain our primary area of strategic emphasis.

With that said, the fund holds some floating-rate securities, primarily mortgage-backed securities that hold adjustable rate loans. These investments can benefit should interest rates continue to move higher, and we believe they provide an element of diversification to the fund. With regard to credit, we have been focused on high-quality securities within both the investment-grade space and in securitized debt.

While our primary goal is to offer investors a well-diversified portfolio, in general we prefer credit-driven holdings over rate-sensitive securities, given the incremental yields offered and the potential

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       6

opportunity for some spread tightening. The reality for investors, however, is that for the foreseeable future, we are likely to remain in an environment of coupon-driven returns. There are not a lot of opportunities in the market for meaningful price appreciation, and given the headwinds of rising interest rates and sluggish global economic growth, we prefer a more conservative tilt to the portfolio.

As the Fed continues to navigate normalizing monetary policy, individual security selection will become increasingly important. While the markets seem to have already priced in stronger economic growth under the Trump administration, we believe our slightly more conservative stance is warranted until potential policy changes become reality and growth begins to manifest itself in real economic data.

MANAGED BY

Howard C. Greene, CFA On the fund since 2003 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-17	as of 5-31-17
Class A	-1.86	2.16	4.54	11.29	55.83	2.10	1.97
Class B	-3.50	1.87	4.33	9.68	52.86	1.45	1.31
Class C	0.58	2.25	4.19	11.75	50.74	1.45	1.30
Class I2	2.60	3.30	5.30	17.63	67.59	2.46	2.31
Class R2[2,3]	2.24	2.96	4.93	15.71	61.73	2.09	1.95
Class R4[2,3]	2.46	3.13	5.09	16.64	64.25	2.31	2.06
Class R6[2,3]	2.62	3.42	5.42	18.31	69.54	2.55	2.39
Index†	1.58	2.24	4.46	11.72	54.66	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	0.91	1.66	1.66	0.64	1.05	0.90	0.55
Net (%)	0.80	1.55	1.55	0.53	0.94	0.69	0.42

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-07	15,286	15,286	15,466
Class C4	5-31-07	15,074	15,074	15,466
Class I2	5-31-07	16,759	16,759	15,466
Class R2[2,3]	5-31-07	16,173	16,173	15,466
Class R4[2,3]	5-31-07	16,425	16,425	15,466
Class R6[2,3]	5-31-07	16,954	16,954	15,466

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectuses.
3	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,027.20	$3.99	0.79%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	3.98	0.79%
Class B	Actual expenses/actual returns	1,000.00	1,023.30	7.77	1.54%
	Hypothetical example for comparison purposes	1,000.00	1,017.30	7.75	1.54%
Class C	Actual expenses/actual returns	1,000.00	1,024.30	7.77	1.54%
	Hypothetical example for comparison purposes	1,000.00	1,017.30	7.75	1.54%
Class I	Actual expenses/actual returns	1,000.00	1,029.50	2.63	0.52%
	Hypothetical example for comparison purposes	1,000.00	1,022.30	2.62	0.52%
Class R2	Actual expenses/actual returns	1,000.00	1,027.50	4.60	0.91%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.58	0.91%
Class R4	Actual expenses/actual returns	1,000.00	1,028.70	3.39	0.67%
	Hypothetical example for comparison purposes	1,000.00	1,021.60	3.38	0.67%
Class R6	Actual expenses/actual returns	1,000.00	1,030.00	2.13	0.42%
	Hypothetical example for comparison purposes	1,000.00	1,022.80	2.12	0.42%

1	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       11

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 34.1%				$252,199,950
(Cost $251,341,997)
U.S. Government 15.8%				116,808,030
U.S. Treasury
Bond	2.500	02-15-45	2,871,000	2,664,423
Bond	2.750	11-15-42	18,805,000	18,467,093
Bond	3.000	02-15-47	34,936,000	35,827,147
Note	1.250	03-31-21	3,200,000	3,156,499
Note	1.500	04-15-20	7,190,000	7,204,042
Note	1.500	05-15-20	7,320,000	7,333,440
Note	1.750	01-31-23	3,180,000	3,158,386
Note	2.375	05-15-27	28,331,000	28,749,336
Treasury Inflation Protected Security	0.375	07-15-25	6,661,764	6,702,434
Treasury Inflation Protected Security	0.375	01-15-27	3,550,542	3,545,230
U.S. Government Agency 18.3%				135,391,920
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	03-01-43	6,162,973	6,242,689
30 Yr Pass Thru	3.000	04-01-43	903,285	914,929
30 Yr Pass Thru	3.000	10-01-46	2,829,628	2,856,819
30 Yr Pass Thru	3.500	02-01-42	1,864,410	1,935,782
30 Yr Pass Thru	3.500	04-01-44	966,931	1,007,421
30 Yr Pass Thru	3.500	07-01-46	5,439,500	5,646,880
30 Yr Pass Thru	3.500	02-01-47	2,860,106	2,970,488
30 Yr Pass Thru	4.000	11-01-43	358,125	382,788
30 Yr Pass Thru	4.000	02-01-44	187,787	199,722
30 Yr Pass Thru	4.000	07-01-45	5,827,215	6,212,130
30 Yr Pass Thru	4.500	02-01-41	939,557	1,016,924
30 Yr Pass Thru	5.000	03-01-41	507,990	560,078
30 Yr Pass Thru	5.500	06-01-38	703,912	788,267
Federal National Mortgage Association
15 Yr Pass Thru	3.000	07-01-27	388,344	401,967
15 Yr Pass Thru	3.500	02-01-26	83,526	87,536
15 Yr Pass Thru	3.500	03-01-26	510,864	535,390
15 Yr Pass Thru	3.500	07-01-26	1,056,146	1,106,849
15 Yr Pass Thru	4.000	12-01-24	624,964	659,093
30 Yr Pass Thru	3.000	12-01-42	1,651,676	1,674,773
30 Yr Pass Thru	3.000	04-01-43	5,229,360	5,288,599
30 Yr Pass Thru	3.000	10-01-46	3,003,910	3,032,775
30 Yr Pass Thru	3.500	01-01-42	1,959,393	2,034,018
30 Yr Pass Thru	3.500	06-01-42	2,846,733	2,956,933
30 Yr Pass Thru	3.500	07-01-42	4,578,769	4,761,741
30 Yr Pass Thru	3.500	01-01-43	832,942	864,145

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	04-01-43	635,105	$661,477
30 Yr Pass Thru	3.500	06-01-43	3,105,288	3,226,467
30 Yr Pass Thru	3.500	07-01-43	468,623	486,910
30 Yr Pass Thru	3.500	03-01-44	4,406,926	4,580,277
30 Yr Pass Thru	3.500	10-01-44	5,477,077	5,697,658
30 Yr Pass Thru	3.500	04-01-45	4,246,622	4,401,724
30 Yr Pass Thru	3.500	07-01-46	7,028,637	7,259,939
30 Yr Pass Thru	4.000	09-01-40	986,377	1,047,524
30 Yr Pass Thru	4.000	01-01-41	757,492	805,043
30 Yr Pass Thru	4.000	09-01-41	4,785,596	5,110,705
30 Yr Pass Thru	4.000	10-01-41	55,211	58,875
30 Yr Pass Thru	4.000	11-01-41	2,323,912	2,466,523
30 Yr Pass Thru	4.000	01-01-42	1,242,087	1,320,814
30 Yr Pass Thru	4.000	03-01-42	3,330,686	3,536,122
30 Yr Pass Thru	4.000	05-01-43	3,369,226	3,574,933
30 Yr Pass Thru	4.000	09-01-43	2,572,412	2,758,811
30 Yr Pass Thru	4.000	10-01-43	2,261,906	2,413,436
30 Yr Pass Thru	4.000	12-01-43	3,549,759	3,775,917
30 Yr Pass Thru	4.000	01-01-44	540,677	579,011
30 Yr Pass Thru	4.000	02-01-46	2,726,114	2,879,777
30 Yr Pass Thru	4.000	06-01-46	1,861,975	1,966,929
30 Yr Pass Thru	4.000	07-01-46	4,950,768	5,228,282
30 Yr Pass Thru (C)	4.000	03-01-47	2,972,618	3,143,427
30 Yr Pass Thru	4.500	08-01-40	2,609,766	2,826,396
30 Yr Pass Thru	4.500	12-01-40	502,092	544,633
30 Yr Pass Thru	4.500	05-01-41	1,597,407	1,730,356
30 Yr Pass Thru	4.500	06-01-41	1,085,833	1,176,305
30 Yr Pass Thru	4.500	07-01-41	574,838	622,734
30 Yr Pass Thru	4.500	11-01-41	184,729	199,948
30 Yr Pass Thru	4.500	12-01-41	3,397,041	3,675,837
30 Yr Pass Thru	4.500	05-01-42	1,456,553	1,577,913
30 Yr Pass Thru	5.000	04-01-35	107,630	118,734
30 Yr Pass Thru	5.000	09-01-40	936,720	1,033,612
30 Yr Pass Thru	5.000	04-01-41	219,945	245,101
30 Yr Pass Thru	5.500	02-01-36	112,218	125,402
30 Yr Pass Thru	6.500	01-01-39	343,033	395,632
Corporate bonds 37.4%				$277,114,985
(Cost $271,036,610)
Consumer discretionary 3.5%				26,313,810
Auto components 0.1%
Lear Corp.	5.250	01-15-25	788,000	839,636
Automobiles 1.8%
American Honda Finance Corp.	1.700	02-22-19	1,210,000	1,210,490

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       13

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Automobiles (continued)
American Honda Finance Corp.	2.000	02-14-20	1,510,000	$1,515,951
BMW US Capital LLC (S)	2.150	04-06-20	1,040,000	1,046,475
Daimler Finance North America LLC (S)	2.200	05-05-20	665,000	665,705
Ford Motor Company	4.750	01-15-43	574,000	539,872
Ford Motor Credit Company LLC	2.375	03-12-19	695,000	697,579
Ford Motor Credit Company LLC	2.551	10-05-18	855,000	860,536
Ford Motor Credit Company LLC	5.875	08-02-21	1,966,000	2,193,236
General Motors Company	4.875	10-02-23	1,350,000	1,442,474
General Motors Company	6.250	10-02-43	875,000	956,767
General Motors Financial Company, Inc.	4.000	01-15-25	1,370,000	1,377,920
General Motors Financial Company, Inc.	4.300	07-13-25	1,182,000	1,196,658
Hotels, restaurants and leisure 0.1%
Seminole Tribe of Florida, Inc. (S)	6.535	10-01-20	470,000	477,050
Household durables 0.0%
Newell Brands, Inc.	2.150	10-15-18	235,000	236,234
Internet and direct marketing retail 0.6%
Expedia, Inc.	5.000	02-15-26	1,830,000	1,986,562
QVC, Inc.	4.375	03-15-23	970,000	982,393
QVC, Inc.	5.125	07-02-22	635,000	672,635
QVC, Inc.	5.450	08-15-34	700,000	655,372
Media 0.9%
Charter Communications Operating LLC	6.484	10-23-45	1,530,000	1,828,194
Myriad International Holdings BV (S)	5.500	07-21-25	995,000	1,069,128
Omnicom Group, Inc.	3.600	04-15-26	640,000	651,078
Sirius XM Radio, Inc. (S)	5.250	08-15-22	1,067,000	1,103,011
Time Warner Cable LLC	8.250	04-01-19	1,030,000	1,141,327
Time Warner, Inc.	3.800	02-15-27	970,000	967,527
Consumer staples 2.1%				15,336,855
Beverages 0.9%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	2,485,000	2,754,898
Molson Coors Brewing Company	1.450	07-15-19	895,000	887,285
Molson Coors Brewing Company	3.000	07-15-26	1,065,000	1,034,313
PepsiCo, Inc.	1.500	02-22-19	1,305,000	1,304,562
Pernod Ricard SA (S)	5.750	04-07-21	710,000	794,197
Food and staples retailing 0.6%
CVS Health Corp.	2.875	06-01-26	1,035,000	1,005,731
CVS Health Corp.	5.125	07-20-45	1,220,000	1,381,521
Walgreens Boots Alliance, Inc.	1.750	05-30-18	865,000	872,162

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       14

	Rate (%)	Maturity date	Par value^	Value
Consumer staples (continued)
Food and staples retailing (continued)
Whole Foods Market, Inc.	5.200	12-03-25	952,000	$1,017,997
Food products 0.6%
Bunge, Ltd. Finance Corp.	8.500	06-15-19	665,000	745,688
Kraft Heinz Foods Company	2.000	07-02-18	1,048,000	1,051,008
Kraft Heinz Foods Company (S)	4.875	02-15-25	595,000	636,988
Kraft Heinz Foods Company	5.200	07-15-45	945,000	1,011,310
Mondelez International Holdings Netherlands BV (S)	1.625	10-28-19	850,000	839,195
Energy 4.0%				29,431,659
Oil, gas and consumable fuels 4.0%
Anadarko Petroleum Corp.	8.700	03-15-19	425,000	473,056
Boardwalk Pipelines LP	4.450	07-15-27	332,000	342,172
Cimarex Energy Company	4.375	06-01-24	630,000	663,755
Colorado Interstate Gas Company LLC (S)	4.150	08-15-26	521,000	521,413
Columbia Pipeline Group, Inc.	4.500	06-01-25	1,235,000	1,325,166
Enbridge Energy Partners LP	4.375	10-15-20	620,000	655,501
Enbridge, Inc.	4.250	12-01-26	1,005,000	1,059,388
Energy Transfer LP	2.500	06-15-18	310,000	311,609
Energy Transfer LP	4.200	04-15-27	323,000	328,928
Energy Transfer LP	5.150	03-15-45	810,000	797,969
Energy Transfer LP	9.700	03-15-19	555,000	627,020
EnLink Midstream Partners LP (L)	4.150	06-01-25	710,000	715,531
EnLink Midstream Partners LP	4.850	07-15-26	770,000	812,133
Enterprise Products Operating LLC (P)	4.877	08-01-66	835,000	835,000
Enterprise Products Operating LLC	6.500	01-31-19	1,180,000	1,266,874
Kerr-McGee Corp.	6.950	07-01-24	700,000	832,999
Kinder Morgan Energy Partners LP	7.750	03-15-32	430,000	544,885
Kinder Morgan, Inc.	4.300	06-01-25	635,000	665,632
Kinder Morgan, Inc.	5.550	06-01-45	1,350,000	1,438,926
Lukoil International Finance BV (S)	3.416	04-24-18	715,000	723,170
Northwest Pipeline LLC	6.050	06-15-18	570,000	593,849
Occidental Petroleum Corp.	3.400	04-15-26	1,170,000	1,192,253
ONEOK Partners LP	3.200	09-15-18	305,000	309,414
ONEOK Partners LP	5.000	09-15-23	430,000	468,561
Petroleos Mexicanos	4.875	01-24-22	805,000	839,535
Petroleos Mexicanos (S)	5.375	03-13-22	205,000	217,915
Regency Energy Partners LP	5.500	04-15-23	1,260,000	1,309,140
Sabine Pass Liquefaction LLC (S)	4.200	03-15-28	694,000	702,702
Sabine Pass Liquefaction LLC	5.000	03-15-27	652,000	696,925
Sabine Pass Liquefaction LLC	5.750	05-15-24	470,000	525,023
Shell International Finance BV	4.375	05-11-45	1,810,000	1,890,333

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Sunoco Logistics Partners Operations LP	3.900	07-15-26	1,195,000	$1,195,973
Sunoco Logistics Partners Operations LP	4.400	04-01-21	1,020,000	1,081,129
Williams Partners LP	3.750	06-15-27	950,000	949,516
Williams Partners LP	4.875	05-15-23	635,000	654,050
Williams Partners LP	4.875	03-15-24	1,799,000	1,864,214
Financials 13.9%				103,410,647
Banks 7.9%
ABN AMRO Bank NV (S)	2.100	01-18-19	540,000	541,035
Australia & New Zealand Banking Group, Ltd.	2.125	08-19-20	1,285,000	1,285,501
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (L)(Q)(S)	6.750	06-15-26	600,000	665,143
Bank of America Corp.	3.950	04-21-25	930,000	945,582
Bank of America Corp.	4.200	08-26-24	400,000	416,009
Bank of America Corp.	4.250	10-22-26	925,000	956,119
Bank of America Corp.	4.450	03-03-26	1,385,000	1,446,383
Bank of America Corp.	6.875	04-25-18	1,170,000	1,222,450
Bank of Montreal	2.100	12-12-19	2,020,000	2,027,547
Barclays Bank PLC (S)	6.050	12-04-17	680,000	693,918
Barclays Bank PLC (S)	10.179	06-12-21	905,000	1,146,317
Barclays PLC	4.375	01-12-26	775,000	808,331
BPCE SA (S)	4.500	03-15-25	1,015,000	1,041,336
BPCE SA (S)	5.700	10-22-23	885,000	982,074
Branch Banking & Trust Company	2.100	01-15-20	1,750,000	1,758,390
Citigroup, Inc.	2.350	08-02-21	1,195,000	1,187,829
Citigroup, Inc.	4.500	01-14-22	1,435,000	1,546,006
Citigroup, Inc.	4.600	03-09-26	1,165,000	1,226,737
Citizens Bank NA	2.200	05-26-20	1,160,000	1,160,216
Commerzbank AG (S)	8.125	09-19-23	910,000	1,091,280
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	969,000	1,130,096
Credit Agricole SA (S)	4.375	03-17-25	745,000	768,824
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)	8.125	09-19-33	775,000	829,157
HBOS PLC (S)	6.750	05-21-18	1,450,000	1,511,698
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (L)(Q)	6.875	06-01-21	590,000	639,413

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
ING Bank NV (S)	5.800	09-25-23	1,060,000	$1,199,704
JPMorgan Chase & Co.	3.200	06-15-26	1,225,000	1,209,804
JPMorgan Chase & Co.	4.625	05-10-21	1,915,000	2,077,386
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	1,345,000	1,399,674
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (L)(Q)	6.750	02-01-24	1,435,000	1,614,375
Lloyds Banking Group PLC	4.650	03-24-26	2,170,000	2,278,144
M&T Bank Corp. (5.125% to 11-1-26, then 3 month LIBOR + 3.520%) (Q)	5.125	11-01-26	865,000	886,625
Manufacturers & Traders Trust Company (P)	1.695	12-01-21	735,000	722,138
MUFG Union Bank NA	2.625	09-26-18	1,015,000	1,024,382
Royal Bank of Scotland Group PLC	3.875	09-12-23	875,000	886,885
Santander Holdings USA, Inc.	2.700	05-24-19	1,655,000	1,669,630
Santander Holdings USA, Inc.	3.450	08-27-18	285,000	289,265
Santander UK Group Holdings PLC (S)	4.750	09-15-25	790,000	816,339
Standard Chartered PLC (S)	2.100	08-19-19	2,020,000	2,012,764
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	1,436,000	1,448,136
Sumitomo Mitsui Trust Bank, Ltd. (S)	2.050	03-06-19	1,410,000	1,411,232
SunTrust Bank	7.250	03-15-18	280,000	291,931
Synovus Financial Corp.	7.875	02-15-19	685,000	745,828
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	875,000	884,853
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)	6.750	08-01-21	801,000	903,128
US Bank NA	2.000	01-24-20	1,185,000	1,191,944
Wells Fargo & Company	4.650	11-04-44	945,000	977,972
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	2,355,000	2,584,613
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	1,015,000	1,053,063
Westpac Banking Corp.	2.150	03-06-20	1,754,000	1,759,651
Capital markets 3.1%
Ares Capital Corp.	3.875	01-15-20	1,175,000	1,200,238
Credit Suisse AG	2.300	05-28-19	1,890,000	1,901,497
FS Investment Corp.	4.000	07-15-19	935,000	942,265
FS Investment Corp.	4.250	01-15-20	704,000	720,013

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       17

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets (continued)
Jefferies Group LLC	4.850	01-15-27	1,036,000	$1,088,491
Jefferies Group LLC	8.500	07-15-19	460,000	518,424
Macquarie Bank, Ltd. (S)	4.875	06-10-25	1,250,000	1,328,326
Morgan Stanley	2.450	02-01-19	600,000	604,487
Morgan Stanley	3.875	01-27-26	895,000	922,395
Morgan Stanley	5.500	01-26-20	1,175,000	1,274,419
Morgan Stanley	7.300	05-13-19	1,860,000	2,043,353
S&P Global, Inc.	4.000	06-15-25	1,130,000	1,188,526
S&P Global, Inc.	4.400	02-15-26	970,000	1,043,709
Stifel Financial Corp.	4.250	07-18-24	875,000	897,193
The Bear Stearns Companies LLC	7.250	02-01-18	580,000	601,193
The Goldman Sachs Group, Inc.	2.000	04-25-19	725,000	725,602
The Goldman Sachs Group, Inc.	2.300	12-13-19	2,175,000	2,182,939
The Goldman Sachs Group, Inc.	3.850	01-26-27	1,855,000	1,889,173
UBS AG	2.375	08-14-19	1,760,000	1,773,828
Consumer finance 1.5%
Capital One Bank USA NA	2.300	06-05-19	1,605,000	1,609,313
Capital One Financial Corp.	2.450	04-24-19	980,000	985,846
Capital One Financial Corp.	3.750	07-28-26	1,510,000	1,482,523
Capital One Financial Corp.	4.200	10-29-25	1,170,000	1,192,615
Capital One NA	2.350	08-17-18	880,000	884,903
Discover Bank	2.600	11-13-18	1,580,000	1,593,398
Discover Bank	8.700	11-18-19	417,000	472,923
Discover Financial Services	3.950	11-06-24	1,995,000	2,027,602
Discover Financial Services	5.200	04-27-22	215,000	233,578
S&P Global, Inc.	2.950	01-22-27	610,000	589,608
Diversified financial services 0.1%
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)	6.125	11-30-21	261,972	270,486
Leucadia National Corp.	5.500	10-18-23	955,000	1,030,538
Insurance 1.3%
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	925,000	986,501
AXA SA	8.600	12-15-30	515,000	723,575
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)	6.379	12-14-36	435,000	482,119
MetLife, Inc.	6.400	12-15-66	770,000	878,478
MetLife, Inc. (S)	9.250	04-08-38	585,000	852,638
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	640,000	688,800

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       18

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	775,000	$818,594
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	1,390,000	1,541,163
Teachers Insurance & Annuity Association of America (S)	4.270	05-15-47	1,145,000	1,167,218
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	98,000	136,062
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	1,465,000	1,549,238
Health care 2.3%				16,807,973
Biotechnology 0.9%
AbbVie, Inc.	3.600	05-14-25	1,055,000	1,078,681
Amgen, Inc.	1.900	05-10-19	1,650,000	1,651,917
Amgen, Inc.	4.400	05-01-45	687,000	693,561
Baxalta, Inc.	2.000	06-22-18	285,000	285,516
Shire Acquisitions Investments Ireland DAC	1.900	09-23-19	1,320,000	1,315,091
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,440,000	1,406,134
Health care equipment and supplies 0.5%
Becton, Dickinson and Company (C)	2.133	06-06-19	1,140,000	1,140,669
Medtronic, Inc.	4.625	03-15-45	1,100,000	1,221,706
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	1,150,000	1,155,666
Health care providers and services 0.3%
Medco Health Solutions, Inc.	7.125	03-15-18	745,000	776,250
Universal Health Services, Inc. (S)	4.750	08-01-22	585,000	599,625
Universal Health Services, Inc. (S)	5.000	06-01-26	832,000	854,880
Pharmaceuticals 0.6%
Allergan Funding SCS	3.800	03-15-25	925,000	954,654
Mylan NV	2.500	06-07-19	711,000	715,262
Mylan NV	3.950	06-15-26	1,880,000	1,885,125
Pfizer, Inc.	1.450	06-03-19	1,075,000	1,073,236
Industrials 4.3%				31,568,457
Aerospace and defense 0.5%
Lockheed Martin Corp.	2.900	03-01-25	1,332,000	1,330,114
Lockheed Martin Corp.	4.700	05-15-46	965,000	1,076,810
Rockwell Collins, Inc.	1.950	07-15-19	710,000	711,683
Textron, Inc.	7.250	10-01-19	225,000	250,457

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       19

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines 2.3%
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	756,120	$776,913
American Airlines 2013-1 Class A Pass Through Trust	4.000	01-15-27	458,222	473,618
American Airlines 2013-2 Class A Pass Through Trust	4.950	07-15-24	978,112	1,045,357
American Airlines 2015-1 Class A Pass Through Trust	3.375	11-01-28	1,175,102	1,172,165
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	879,333	861,747
American Airlines 2016-1 Class A Pass Through Trust	4.100	07-15-29	996,604	1,019,027
American Airlines 2016-1 Class AA Pass Through Trust	3.575	07-15-29	1,028,318	1,045,182
American Airlines 2017-1 Class A Pass Through Trust	4.000	08-15-30	470,000	482,925
American Airlines 2017-1 Class AA Pass Through Trust	3.650	02-15-29	690,000	701,730
British Airways 2013-1 Class A Pass Through Trust (S)	4.625	12-20-25	1,139,816	1,208,205
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	244,864	254,047
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	13,817	14,005
Continental Airlines 1998-1 Class A Pass Through Trust	6.648	03-15-19	4,686	4,744
Continental Airlines 1999-1 Class A Pass Through Trust	6.545	08-02-20	146,668	154,369
Continental Airlines 2007-1 Class A Pass Through Trust	5.983	10-19-23	578,265	636,092
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	833,888	942,294
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	235,363	244,483
Delta Air Lines 2011-1 Class A Pass Through Trust	5.300	10-15-20	535,758	563,885
Delta Air Lines, Inc.	3.625	03-15-22	1,205,000	1,242,468
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	247,542	274,571
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	1,204,371	1,235,986
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	656,084	672,486
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	975,000	979,875

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       20

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
US Airways 2010-1 Class A Pass Through Trust	6.250	10-22-24	649,405	$724,086
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	469,851	525,645
Building products 0.1%
Owens Corning	4.200	12-15-22	990,000	1,051,173
Industrial conglomerates 0.3%
General Electric Company (P)	1.662	08-15-36	660,000	590,700
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21	1,556,000	1,642,047
Professional services 0.2%
Verisk Analytics, Inc.	4.000	06-15-25	1,670,000	1,727,867
Road and rail 0.1%
Penske Truck Leasing Company LP (S)	2.875	07-17-18	345,000	348,931
Trading companies and distributors 0.8%
AerCap Ireland Capital DAC	4.625	10-30-20	1,060,000	1,128,170
AerCap Ireland Capital DAC	5.000	10-01-21	1,000,000	1,085,750
Air Lease Corp.	3.000	09-15-23	765,000	760,357
Air Lease Corp.	3.375	01-15-19	600,000	612,108
Air Lease Corp.	3.625	04-01-27	690,000	693,051
International Lease Finance Corp.	5.875	04-01-19	725,000	772,150
International Lease Finance Corp. (S)	7.125	09-01-18	500,000	531,184
Information technology 2.5%				18,455,467
Electronic equipment, instruments and components 0.5%
Jabil Circuit, Inc.	4.700	09-15-22	1,740,000	1,844,400
Keysight Technologies, Inc.	4.600	04-06-27	670,000	704,538
Tech Data Corp. (L)	4.950	02-15-27	1,381,000	1,455,117
Internet software and services 0.1%
eBay, Inc.	2.150	06-05-20	655,000	654,908
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	7.500	09-15-23	545,000	608,820
Software 1.0%
Activision Blizzard, Inc.	2.600	06-15-22	490,000	490,307
Activision Blizzard, Inc.	3.400	09-15-26	1,010,000	1,018,334
Activision Blizzard, Inc. (S)	6.125	09-15-23	880,000	948,200
CA, Inc.	3.600	08-15-22	915,000	946,987
CA, Inc.	4.700	03-15-27	753,000	802,530
Electronic Arts, Inc.	4.800	03-01-26	1,490,000	1,638,927
Microsoft Corp.	4.450	11-03-45	1,350,000	1,472,718

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       21

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals 0.8%
Dell International LLC (S)	3.480	06-01-19	1,710,000	$1,750,440
Dell International LLC (S)	6.020	06-15-26	2,025,000	2,233,587
Dell International LLC (S)	8.350	07-15-46	640,000	826,021
DXC Technology Company (S)	2.875	03-27-20	1,045,000	1,059,633
Materials 0.2%				1,425,360
Chemicals 0.2%
Braskem Finance, Ltd. (S)	7.000	05-07-20	555,000	602,175
The Sherwin-Williams Company	2.250	05-15-20	820,000	823,185
Real estate 1.4%				10,157,934
Equity real estate investment trusts 1.4%
American Tower Corp.	3.400	02-15-19	994,000	1,017,166
American Tower Corp.	4.700	03-15-22	545,000	591,771
Crown Castle Towers LLC (S)	4.883	08-15-40	1,085,000	1,157,235
Crown Castle Towers LLC (S)	6.113	01-15-40	1,290,000	1,396,472
EPR Properties	4.500	04-01-25	435,000	442,569
EPR Properties	4.500	06-01-27	1,035,000	1,039,120
ERP Operating LP	3.375	06-01-25	120,000	121,048
Omega Healthcare Investors, Inc.	4.500	01-15-25	840,000	854,740
Omega Healthcare Investors, Inc.	4.950	04-01-24	760,000	794,826
Omega Healthcare Investors, Inc.	5.250	01-15-26	475,000	503,111
Ventas Realty LP	3.500	02-01-25	1,245,000	1,242,566
Ventas Realty LP	3.750	05-01-24	259,000	264,999
Welltower, Inc.	3.750	03-15-23	368,000	381,297
Welltower, Inc.	4.125	04-01-19	340,000	351,014
Telecommunication services 1.3%				9,867,284
Diversified telecommunication services 1.1%
AT&T, Inc.	4.750	05-15-46	1,045,000	1,004,272
AT&T, Inc.	5.450	03-01-47	1,910,000	2,016,861
Sprint Spectrum Company LLC (S)	3.360	03-20-23	650,000	659,750
Verizon Communications, Inc.	4.400	11-01-34	900,000	880,433
Verizon Communications, Inc.	4.672	03-15-55	648,000	605,582
Verizon Communications, Inc.	4.862	08-21-46	2,165,000	2,133,997
Verizon Communications, Inc.	5.012	08-21-54	679,000	663,528
Wireless telecommunication services 0.2%
CC Holdings GS V LLC	3.849	04-15-23	795,000	835,463
MTN Mauritius Investments, Ltd. (S)	4.755	11-11-24	510,000	492,252
SBA Tower Trust (S)	3.598	04-15-43	575,000	575,146
Utilities 1.9%				14,339,539
Electric utilities 1.8%
Abengoa Transmision Sur SA (S)	6.875	04-30-43	617,644	672,460

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       22

	Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Electric utilities (continued)
Beaver Valley II Funding Corp.	9.000	06-01-17	6,000	$6,000
Broadcom Corp. (S)	2.375	01-15-20	1,245,000	1,247,293
Broadcom Corp. (S)	3.875	01-15-27	1,595,000	1,618,601
Electricite de France SA (S)	3.625	10-13-25	695,000	712,393
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	660,000	664,950
Emera US Finance LP (L)	3.550	06-15-26	660,000	659,545
Empresa Electrica Angamos SA (S)	4.875	05-25-29	735,000	751,674
FPL Energy National Wind LLC (S)	5.608	03-10-24	34,415	34,415
Great Plains Energy, Inc.	3.900	04-01-27	665,000	674,120
Israel Electric Corp., Ltd. (S)	6.875	06-21-23	490,000	581,706
Israel Electric Corp., Ltd. (S)	7.250	01-15-19	645,000	694,962
NextEra Energy Capital Holdings, Inc.	1.649	09-01-18	585,000	583,922
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	460,000	462,484
NextEra Energy Capital Holdings, Inc.	2.400	09-15-19	1,070,000	1,079,129
NextEra Energy Capital Holdings, Inc.	3.550	05-01-27	1,305,000	1,326,932
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	490,000	543,900
Southern Power Company	1.950	12-15-19	1,100,000	1,095,746
Independent power and renewable electricity producers 0.0%
Exelon Corp.	5.150	12-01-20	265,000	287,452
Multi-utilities 0.1%
Dominion Energy, Inc.	2.579	07-01-20	637,000	641,855
Capital preferred securities 0.2%				$1,289,413
(Cost $1,106,444)
Financials 0.2%				1,289,413
Capital markets 0.2%
State Street Corp. (P)	2.131	06-01-77	1,255,000	1,164,013
Insurance 0.0%
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67	95,000	125,400
Collateralized mortgage obligations 10.3%				$76,621,100
(Cost $75,996,898)
Commercial and residential 8.6%				63,682,306
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.604	08-25-35	162,259	161,202
Americold 2010 LLC Series 2010-ARTA, Class D (S)	7.443	01-14-29	885,000	998,656
AOA Mortgage Trust Series 2015-1177, Class C (P) (S)	3.010	12-13-29	1,066,000	1,072,955

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       23

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	3.589	09-15-26	415,000	$414,935
BBCMS Trust
Series 2015, Class C (P) (S)	2.989	02-15-28	250,000	247,471
Series 2015-MSQ, Class D (P) (S)	3.990	09-15-32	640,000	643,364
Bear Stearns ALT-A Trust
Series 2004-12, Class 1A1 (P)	1.724	01-25-35	637,644	622,924
Series 2004-12, Class A3 (P)	1.724	01-25-35	381,924	376,915
Series 2005-5, Class 1A4 (P)	1.584	07-25-35	257,507	247,099
Series 2005-7, Class 11A1 (P)	1.564	08-25-35	777,347	749,585
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	3.489	08-15-29	1,315,000	1,319,133
BWAY Mortgage Trust
Series 2015-1740, Class D (P) (S)	3.787	01-10-35	500,000	498,161
Series 2015-1740, Class XA IO (S)	0.896	01-10-35	11,465,000	467,794
BXHTL Mortgage Trust
Series 2015-JRWZ, Class DR1 (P) (S)	4.223	05-15-29	705,000	708,096
Series 2015-JWRZ, Class GL1 (P) (S)	3.844	05-15-29	705,000	708,316
CD Commercial Mortgage Trust (Citigroup/Deutsche Bank AG) Series 2017-CD3, Class C (P)	4.563	02-10-50	1,115,000	1,178,113
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class DPA (P) (S)	3.989	12-15-27	982,561	986,878
CGGS Commercial Mortgage Trust Series 2016-RNDA, Class DFX (S)	4.387	02-10-33	1,413,751	1,433,321
Chicago Skyscraper Trust Series 2017-SKY, Class C (P) (S)	2.239	02-15-30	2,515,000	2,520,511
CLNS Trust Series 2017-IKPR, Class C (P) (S)	2.100	06-11-32	430,000	430,407
Cold Storage Trust Series 2017-ICE3, Class D (P) (S)	3.094	04-15-24	955,000	955,899
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank AG) Series 2015-CR27, Class B (P)	4.361	10-10-48	620,000	655,260
Commercial Mortgage Trust (Cantor Fitzgerald/Deutsche Bank) Series 2013-CR8, Class XA IO	0.759	06-10-46	5,079,451	112,566
Commercial Mortgage Trust (Deutsche Bank AG)
Series 2012-CR3, Class XA IO	2.069	10-15-45	8,320,615	595,884
Series 2013-300P, Class D (P) (S)	4.540	08-10-30	625,000	656,542
Series 2013-CR11, Class B (P)	5.160	08-10-50	1,485,000	1,636,996
Series 2013-CR13, Class C (P)	4.748	12-10-23	755,000	794,070
Series 2013-CR6, Class XA IO	1.453	03-10-46	6,107,003	203,413
Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	555,000	607,760
Series 2014-FL4, Class D (P) (S)	2.595	07-13-31	1,020,000	1,006,219

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       24

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2014-TWC, Class D (P) (S)	3.240	02-13-32	695,000	$697,181
Commercial Mortgage Trust (Deutsche Bank AG/Morgan Stanley) Series 2014-PAT, Class D (P) (S)	3.139	08-13-27	1,020,000	1,021,290
Commercial Mortgage Trust (Deutsche Bank) Series 2012-LC4, Class B (P)	4.934	12-10-44	955,000	1,026,018
Commercial Mortgage Trust (Wells Fargo)
Series 2012-CR2, Class XA IO	1.681	08-15-45	3,494,787	246,102
Series 2014-CR15, Class XA IO	1.277	02-10-47	7,620,348	327,561
Series 2014-CR16, Class C (P)	4.902	04-10-47	1,181,000	1,218,501
Credit Suisse First Boston Mortgage Securities Corp. Series 2006-OMA, Class B2 (S)	5.538	05-15-23	900,000	963,038
Deutsche Bank Commercial Mortgage Trust Series 2016-C3, Class C (P)	3.495	09-10-49	250,000	242,501
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	1.564	06-25-34	534,424	514,905
GAHR Commercial Mortgage Trust Series 2015-NRF, Class DFX (P) (S)	3.382	12-15-34	1,000,000	1,016,488
Great Wolf Trust Series 2015-WOLF, Class D (P) (S)	4.494	05-15-34	940,000	955,295
GS Mortgage Securities Trust
Series 2012-GC17, Class XA IO	2.259	05-10-45	9,933,149	728,593
Series 2014-NEW, Class C (S)	3.790	01-10-31	305,000	303,395
Series 2015-590M, Class C (P) (S)	3.805	10-10-35	1,265,000	1,285,148
Series 2016-RENT, Class D (P) (S)	4.067	02-10-29	990,000	1,019,452
Series 2017-485L, Class C (P) (S)	3.982	02-10-37	605,000	633,218
Series 2017-GS5, Class C (P)	4.299	03-10-50	485,000	511,391
Series 2017-GS6, Class C (P)	4.322	05-10-50	430,000	444,328
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	1.512	05-19-35	3,508,644	181,289
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.998	07-15-29	700,000	690,116
Hilton USA Trust Series 2016-HHV, Class D (P) (S)	4.194	11-05-38	675,000	662,964
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.642	08-05-34	820,000	814,709
Impac Secured Assets CMN Owner Trust Series 2004-4, Class M2 (P)	1.834	02-25-35	405,000	390,660
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.666	04-15-47	1,020,000	1,037,970

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       25

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	6,940,000	$442,591
Series 2014-FL5, Class C (P) (S)	3.089	07-15-31	481,000	474,816
Series 2014-PHH, Class C (P) (S)	3.089	08-15-27	1,420,000	1,419,980
Series 2015-MAR7, Class C (S)	4.490	06-05-32	1,555,000	1,573,955
Series 2015-SGP, Class B (P) (S)	3.739	07-15-36	530,000	533,319
Series 2016-JP3, Class C (P)	3.482	08-15-49	389,000	372,671
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class C (P)	4.143	02-15-46	887,000	881,827
Morgan Stanley Capital I Trust
Series 2014-150E, Class D (P) (S)	4.438	09-09-32	1,785,000	1,807,455
Series 2015, Class XLF1 C (P) (S)	3.190	08-14-31	750,000	751,090
MSCG Trust Series 2016-SNR, Class D (S)	6.550	11-15-34	1,120,000	1,115,416
Olympic Tower Mortgage Trust Series 2017-OT, Class D (P) (S)	4.076	05-10-39	850,000	851,837
One Market Plaza Trust Series 2017-1MKT, Class D (S)	4.146	02-10-32	460,000	473,532
Opteum Mortgage Acceptance Corp. Asset Backed Pass Through Certificates
Series 2005-2, Class M2 (P)	1.474	04-25-35	505,000	477,743
Series 2005-3, Class APT (P)	1.314	07-25-35	587,165	579,407
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	2.434	03-25-44	392,248	382,419
TMSQ Mortgage Trust
Series 2011-1500, Class D (P) (S)	3.835	10-10-36	775,000	760,695
Series 2014-1500, Class C (P) (S)	3.835	10-10-36	2,465,000	2,488,992
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	715,000	784,947
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.422	05-10-63	4,431,511	243,504
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	1,232,000	1,268,477
VNDO Trust Series 2016-350P, Class D (P) (S)	3.903	01-10-35	1,115,000	1,106,089
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,865,000	1,855,759
Series 2014-LC18, Class A2	2.954	12-15-47	125,000	128,131
Series 2015-LC22, Class B (P)	4.692	09-15-58	792,000	854,729
Series 2017-RB1, Class C	4.311	03-15-50	605,000	619,770
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.076	11-15-45	5,784,070	421,202
Series 2013-C15, Class B (P)	4.479	08-15-46	585,000	626,229
Series 2013-C16, Class B (P)	4.981	09-15-46	345,000	378,730

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       26

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.559	11-15-29	64,274	$64,436
U.S. Government Agency 1.7%				12,938,794
Federal Home Loan Mortgage Corp.
Series 2015-DNA1, Class M2 (P)	2.874	10-25-27	680,000	695,848
Series 2016-DNA3, Class M2 (P)	3.024	12-25-28	305,000	312,698
Series 2016-HQA2, Class M2 (P)	3.274	11-25-28	310,000	320,233
Series K017, Class X1 IO	1.361	12-25-21	2,264,713	114,652
Series K018, Class X1 IO	1.384	01-25-22	10,152,009	522,150
Series K021, Class X1 IO	1.474	06-25-22	2,044,619	125,651
Series K022, Class X1 IO	1.262	07-25-22	14,334,970	762,441
Series K030, Class X1 IO	0.212	04-25-23	221,234,100	2,401,076
Series K038, Class X1 IO	1.183	03-25-24	22,561,366	1,475,173
Series K048, Class X1 IO	0.255	06-25-25	6,661,429	122,075
Series K707, Class X1 IO	1.523	12-25-18	1,838,101	33,247
Series K709, Class X1 IO	1.512	03-25-19	2,464,073	54,714
Series K710, Class X1 IO	1.755	05-25-19	3,662,331	98,136
Series K711, Class X1 IO	1.688	07-25-19	6,732,487	183,855
Series K718, Class X1 IO	0.645	01-25-22	24,805,064	617,433
Government National Mortgage Association
Series 2012-114, Class IO	0.816	01-16-53	1,274,948	70,967
Series 2016-142, Class IO	0.998	09-16-58	3,385,049	287,264
Series 2016-162, Class IO	0.996	09-16-58	7,895,376	649,919
Series 2016-174, Class IO	0.904	11-16-56	5,225,707	436,012
Series 2016-87, Class IO	1.007	08-16-58	3,875,126	297,324
Series 2017-20, Class IO	0.750	12-16-58	10,315,165	727,251
Series 2017-22, Class IO	1.048	12-16-57	3,750,569	367,729
Series 2017-3, Class IO	0.907	09-16-58	9,388,092	739,028
Series 2017-41, Class IO	0.792	07-16-58	7,352,066	549,991
Series 2017-46, Class IO	0.619	11-16-57	7,995,874	547,355
Series 2017-61, Class IO	0.765	05-16-59	4,915,913	426,572
Asset backed securities 15.4%				$114,252,246
(Cost $113,863,654)
Asset backed securities 15.4%				114,252,246
ACE Securities Corp. Home Equity Loan Trust Series 2005-HE3, Class M2 (P)	1.699	05-25-35	158,124	157,906
Aegis Asset Backed Securities Trust Series 2005-1, Class M3 (P)	1.574	03-25-35	815,000	788,937
Ally Auto Receivables Trust
Series 2014-2, Class A4	1.840	01-15-20	1,271,000	1,274,497
Series 2015-1, Class A4	1.750	05-15-20	980,000	982,374
Series 2017-3, Class A3	1.740	09-15-21	1,270,000	1,270,745

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       27

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
American Express Credit Account Master Trust Series 2017-1, Class A	1.930	09-15-22	2,440,000	$2,452,695
Ameriquest Mortgage Securities, Inc.
Series 2005-R10, Class M1 (P)	1.434	01-25-36	795,000	769,313
Series 2005-R3, Class M2 (P)	1.494	05-25-35	450,000	445,839
Applebee's Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,800,000	1,752,359
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	1,196,775	1,206,565
Argent Securities, Inc. Series 2004-W6, Class M1 (P)	1.849	05-25-34	92,927	90,204
BA Credit Card Trust Series 2017-A1, Class A1	1.950	08-15-22	3,390,000	3,410,933
Bank of the West Auto Trust Series 2015-1, Class A4 (S)	1.660	09-15-20	1,025,000	1,025,242
BMW Vehicle Owner Trust Series 2016-A, Class A4	1.370	12-27-22	620,000	613,179
Cabela's Credit Card Master Note Trust
Series 2013-2A, Class A1 (S)	2.170	08-16-21	275,000	276,352
Series 2015-1A, Class A1	2.260	03-15-23	1,460,000	1,474,982
Series 2016-1, Class A1	1.780	06-15-22	2,405,000	2,404,097
California Republic Auto Receivables Trust
Series 2015-2, Class A4	1.750	01-15-21	1,360,000	1,361,640
Series 2016-2, Class A4	1.830	12-15-21	715,000	715,152
Capital One Multi-Asset Execution Trust
Series 2016-A3, Class A3	1.340	04-15-22	1,731,000	1,720,949
Series 2017-A1, Class A1	2.000	01-17-23	2,910,000	2,931,139
CarMax Auto Owner Trust
Series 2015-2, Class A4	1.800	03-15-21	849,000	850,654
Series 2016-1, Class A4	1.880	06-15-21	485,000	485,337
Series 2016-2, Class A4	1.680	09-15-21	824,000	821,211
Chase Issuance Trust
Series 2016-A2, Class A	1.370	06-15-21	1,630,000	1,621,191
Series 2016-A5, Class A5	1.270	07-15-21	3,685,000	3,658,097
Chrysler Capital Auto Receivables Trust
Series 2015-AA, Class A4 (S)	1.550	02-18-20	1,260,000	1,260,495
Series 2016-BA, Class A4 (S)	1.870	02-15-22	590,000	587,847
Citibank Credit Card Issuance Trust Series 2016-A1, Class A1	1.750	11-19-21	2,480,000	2,483,645
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,420,093	1,420,445
CNH Equipment Trust
Series 2015-C, Class A3	1.660	11-16-20	1,293,000	1,294,494
Series 2016-B, Class A3	1.630	08-15-21	475,000	474,751
Coinstar Funding LLC Series 2017-1A, Class A2 (S)	5.216	04-25-47	1,015,000	1,031,289

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       28

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B (P)	4.998	02-25-35	253,441	$253,814
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB4, Class M1 (P)	1.444	07-25-35	123,225	123,063
CSMC Trust
Series 2006-CF2, Class M1 (P) (S)	1.494	05-25-36	197,060	196,582
Series 2006-CF2, Class M2 (P) (S)	1.544	05-25-36	1,340,000	1,324,420
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	1,974,550	2,024,427
Discover Card Execution Note Trust Series 2016-A1, Class A1	1.640	07-15-21	2,720,000	2,723,672
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	674,725	675,272
Five Guys Holdings, Inc. Series 2017-1A, A2 (S)	4.600	07-25-47	660,000	667,630
FOCUS Brands Funding LLC Series 2017-1A, Class A2I (S)	3.857	04-30-47	380,000	383,287
Ford Credit Auto Owner Trust
Series 2014-1, Class B (S)	2.410	11-15-25	540,000	542,431
Series 2015-A, Class A4	1.640	06-15-20	705,000	705,939
Series 2015-B, Class A4	1.580	08-15-20	620,000	620,113
Series 2016-B, Class A4	1.520	08-15-21	345,000	343,558
Series 2016-C, Class A4	1.400	02-15-22	1,007,000	997,879
Series 2017-A, Class A4	1.920	04-15-22	1,955,000	1,963,508
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 (S)	1.650	05-15-20	755,000	755,509
Hertz Vehicle Financing LLC Series 2016-3A, Class A (S)	2.270	07-25-20	680,000	676,486
Hilton Grand Vacations Trust Series 2017-AA, Class A (S)	2.660	12-26-28	901,607	904,443
Home Equity Asset Trust Series 2005-1, Class M4 (P)	2.044	05-25-35	400,262	397,954
Honda Auto Receivables Owner Trust
Series 2015-1, Class A4	1.320	11-16-20	565,000	564,816
Series 2015-2, Class A4	1.470	08-23-21	3,240,000	3,239,280
Series 2015-3, Class A4	1.560	10-18-21	1,025,000	1,024,833
Series 2016-2, Class A4	1.620	08-15-22	1,580,000	1,577,839
Series 2016-3, Class A4	1.330	11-18-22	2,515,000	2,495,672
Series 2017-1, Class A3	1.720	07-21-21	1,695,000	1,698,919
Huntington Auto Trust
Series 2015-1, Class A4	1.640	06-15-21	395,000	395,334
Series 2016-1, Class A4	1.930	04-15-22	2,135,000	2,147,897
Hyundai Auto Receivables Trust
Series 2015-A, Class A4	1.370	07-15-20	1,115,000	1,113,892
Series 2017-A, Class A3	1.760	08-16-21	1,355,000	1,357,381

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       29

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
John Deere Owner Trust
Series 2014-B, Class A4	1.500	06-15-21	1,030,000	$1,030,529
Series 2015-A, Class A4	1.650	12-15-21	817,000	817,825
Mercedes-Benz Auto Receivables Trust
Series 2015-1, Class A3	1.340	12-16-19	1,757,115	1,756,502
Series 2016-1, Class A4	1.460	12-15-22	1,640,000	1,624,811
Merrill Lynch Mortgage Investors Trust Series 2005-WMC1, Class M1 (P)	1.774	09-25-35	642,694	601,556
MVW Owner Trust
Series 2014-1A, Class A (S)	2.250	09-22-31	85,791	85,366
Series 2015-1A, Class A (S)	2.520	12-20-32	282,460	281,634
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (P)	1.304	09-25-36	617,487	609,866
New Century Home Equity Loan Trust Series 2005-2, Class M2 (P)	1.699	06-25-35	1,005,000	988,554
Nissan Auto Receivables Owner Trust
Series 2015-A, Class A4	1.500	09-15-21	1,280,000	1,279,437
Series 2016-B, Class A3	1.320	01-15-21	1,950,000	1,943,515
Series 2016-B, Class A4	1.540	10-17-22	440,000	437,942
Series 2017-A, Class A3	1.740	08-16-21	850,000	851,922
Nissan Master Owner Trust Receivables Trust Series 2015-A, Class A2	1.440	01-15-20	1,625,000	1,624,885
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	132,699	132,202
Sonic Capital LLC Series 2016-1A, Class A2 (S)	4.472	05-20-46	367,842	366,473
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	1.464	11-25-35	480,000	476,322
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	1.324	12-25-36	961,952	952,366
SunTrust Auto Receivables Trust Series 2015-1A, Class A4 (S)	1.780	01-15-21	1,005,000	1,006,795
Synchrony Credit Card Master Note Trust Series 2016-1, Class A	2.040	03-15-22	933,000	938,059
Taco Bell Funding LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	893,250	912,249
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	357,750	359,071
Towd Point Mortgage Trust
Series 2016-5, Class A1 (P) (S)	2.500	10-25-56	1,374,525	1,374,753
Series 2017-1, Class A1 (P) (S)	2.750	10-25-56	487,813	491,049
Series 2017-2, Class A1 (P) (S)	2.750	04-25-57	420,000	424,015

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       30

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4	1.740	09-15-20	1,360,000	$1,364,922
Series 2016-B, Class A4	1.520	08-16-21	525,000	523,716
Series 2016-C, Class A4	1.320	11-15-21	567,000	562,553
Series 2017-A, Class A3	1.730	02-16-21	1,270,000	1,272,975
Series 2017-B, Class A3	1.760	07-15-21	1,615,000	1,619,892
USAA Auto Owner Trust Series 2015-1, Class A4	1.540	11-16-20	535,000	535,296
Verizon Owner Trust
Series 2016-1A, Class A (S)	1.420	01-20-21	840,000	836,939
Series 2016-2A, Class A (S)	1.680	05-20-21	1,690,000	1,690,372
Series 2017-1A, Class A (S)	2.060	09-20-21	2,060,000	2,075,268
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	775,000	774,891
Wells Fargo Home Equity Trust Series 2005-4, Class M1 (P)	1.484	12-25-35	311,057	308,737
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	2,373,850	2,396,225
Westgate Resorts LLC
Series 2014-1A, Class A (S)	2.150	12-20-26	476,085	474,086
Series 2014-1A, Class B (S)	3.250	12-20-26	210,757	210,820
Series 2015-1A, Class A (S)	2.750	05-20-27	193,616	194,239
Series 2015-2A, Class B (S)	4.000	07-20-28	358,789	359,881
Series 2016-1A, Class A (S)	3.500	12-20-28	325,512	327,448
Series 2017-1A, Class A (S)	3.050	12-20-30	767,997	770,402
World Omni Auto Receivables Trust Series 2016-A, Class A3	1.770	09-15-21	1,570,000	1,575,481
			Shares	Value
Preferred securities 0.3%				$2,176,220
(Cost $2,113,068)
Financials 0.0%				301,306
Banks 0.0%
Wells Fargo & Company, Series L, 7.500%			238	301,306
Utilities 0.3%				1,874,914
Multi-utilities 0.3%
Dominion Energy, Inc., 6.750%			26,035	1,337,678
DTE Energy Company, 6.500%			9,800	537,236
		Yield (%)	Shares	Value
Securities lending collateral 0.3%				$2,409,135
(Cost $2,409,111)
John Hancock Collateral Trust (W)		1.0209(Y)	240,757	2,409,135

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       31

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.0%				$14,986,000
(Cost $14,986,000)
U.S. Government Agency 1.2%				9,111,000
Federal Home Loan Bank Discount Note	0.680	06-01-17	9,111,000	9,111,000
			Par value^	Value
Repurchase agreement 0.8%				5,875,000
Barclays Tri-Party Repurchase Agreement dated 5-31-17 at 0.780% to be repurchased at $5,229,113 on 6-1-17, collateralized by $5,423,500 U.S. Treasury Notes, 1.125% due 6-30-21 (valued at $5,333,701, including interest)			5,229,000	5,229,000
Repurchase Agreement with State Street Corp. dated 5-31-17 at 0.220% to be repurchased at $646,004 on 6-1-17, collateralized by $675,000 U.S. Treasury Notes, 1.125% due 8-31-21 (valued at $661,453, including interest)			646,000	646,000
Total investments (Cost $732,853,782)† 100.0%				$741,049,049
Other assets and liabilities, net 0.0%				($245,764)
Total net assets 100.0%				$740,803,285

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(L)	A portion of this security is on loan as of 5-31-17.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $128,589,181 or 17.4% of the fund's net assets as of 5-31-17.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 5-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $735,556,794. Net unrealized appreciation aggregated to $5,492,255, of which $9,875,320 related to appreciated investment securities and $4,383,065 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       32

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Unaffiliated investments, at value (Cost $730,444,671) including $2,359,077 of securities loaned	$738,639,914
Affiliated investments, at value (Cost $2,409,111)	2,409,135
Total investments, at value (Cost $732,853,782)	741,049,049
Cash	49,002
Receivable for investments sold	2,449,580
Receivable for delayed delivery securities sold	2,531,362
Receivable for fund shares sold	3,515,434
Dividends and interest receivable	4,519,180
Receivable for securities lending income	1,423
Receivable due from advisor	2,696
Other receivables and prepaid expenses	95,396
Total assets	754,213,122
Liabilities
Payable for investments purchased	4,426,423
Payable for delayed delivery securities purchased	4,273,109
Payable for fund shares repurchased	1,988,484
Payable upon return of securities loaned	2,410,290
Distributions payable	48,637
Payable to affiliates
Accounting and legal services fees	41,121
Transfer agent fees	65,965
Distribution and service fees	31,583
Other liabilities and accrued expenses	124,225
Total liabilities	13,409,837
Net assets	$740,803,285
Net assets consist of
Paid-in capital	$740,496,132
Accumulated distributions in excess of net investment income	(48,637)
Accumulated net realized gain (loss) on investments	(7,839,477)
Net unrealized appreciation (depreciation) on investments	8,195,267
Net assets	$740,803,285

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       33

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($341,321,485 ÷ 32,557,080 shares)[1]	$10.48
Class B ($4,660,544 ÷ 444,500 shares)[1]	$10.48
Class C ($31,266,576 ÷ 2,982,005 shares)[1]	$10.49
Class I ($360,037,779 ÷ 34,332,285 shares)	$10.49
Class R2 ($646,042 ÷ 61,615 shares)	$10.49
Class R4 ($335,882 ÷ 32,033 shares)	$10.49
Class R6 ($2,534,977 ÷ 241,752 shares)	$10.49
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$10.92

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       34

STATEMENT OF OPERATIONS   For the year ended 5-31-17

Investment income
Interest	$18,476,994
Dividends	104,334
Securities lending	91,528
Less foreign taxes withheld	(91)
Total investment income	18,672,765
Expenses
Investment management fees	2,493,557
Distribution and service fees	1,349,088
Accounting and legal services fees	147,048
Transfer agent fees	730,959
Trustees' fees	9,197
State registration fees	169,443
Printing and postage	93,675
Professional fees	77,746
Custodian fees	87,720
Other	15,813
Total expenses	5,174,246
Less expense reductions	(441,164)
Net expenses	4,733,082
Net investment income	13,939,683
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(2,607,884)
Affiliated investments	(563)
(2,608,447)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	1,774,451
Affiliated investments	(197)
1,774,254
Net realized and unrealized loss	(834,193)
Increase in net assets from operations	$13,105,490

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       35

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$13,939,683	$8,341,712
Net realized gain (loss)	(2,608,447)	885,773
Change in net unrealized appreciation (depreciation)	1,774,254	710,164
Increase in net assets resulting from operations	13,105,490	9,937,649
Distributions to shareholders
From net investment income
Class A	(9,946,738)	(8,321,943)
Class B	(109,975)	(121,729)
Class C	(699,385)	(585,928)
Class I	(6,205,421)	(993,689)
Class R2	(13,342)	(3,803)
Class R4	(10,801)	(3,255)
Class R6	(69,911)	(20,723)
From net realized gain
Class A	—	(539,702)
Class B	—	(10,674)
Class C	—	(52,289)
Class I	—	(50,980)
Class R2	—	(258)
Class R4	—	(163)
Class R6	—	(168)
Total distributions	(17,055,573)	(10,705,304)
From fund share transactions	268,009,416	145,430,072
Total increase	264,059,333	144,662,417
Net assets
Beginning of year	476,743,952	332,081,535
End of year	$740,803,285	$476,743,952
Undistributed (accumulated distributions in excess of) net investment income	($48,637)	$185,679

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       36

Financial highlights

Class A Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.53	$10.60	$10.60	$10.73	$10.62
Net investment income[1]	0.23	0.23	0.23	0.27	0.28
Net realized and unrealized gain (loss) on investments	— [2]	(0.01)	0.08	0.03 [3]	0.22
Total from investment operations	0.23	0.22	0.31	0.30	0.50
Less distributions
From net investment income	(0.28)	(0.27)	(0.31)	(0.35)	(0.37)
From net realized gain	—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.28)	(0.29)	(0.31)	(0.43)	(0.39)
Net asset value, end of period	$10.48	$10.53	$10.60	$10.60	$10.73
Total return (%)[4,5]	2.24	2.13	2.95	2.89	4.80
Ratios and supplemental data
Net assets, end of period (in millions)	$341	$380	$270	$191	$183
Ratios (as a percentage of average net assets):
Expenses before reductions	0.87	0.90	0.88	0.93	0.96
Expenses including reductions	0.80	0.89	0.88	0.92	0.96
Net investment income	2.18	2.16	2.21	2.60	2.62
Portfolio turnover (%)	83	63	69	73	70

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       37

Class B Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.53	$10.60	$10.61	$10.73	$10.62
Net investment income[1]	0.15	0.15	0.16	0.19	0.20
Net realized and unrealized gain (loss) on investments	— [2]	(0.01)	0.06	0.04 [3]	0.22
Total from investment operations	0.15	0.14	0.22	0.23	0.42
Less distributions
From net investment income	(0.20)	(0.19)	(0.23)	(0.27)	(0.29)
From net realized gain	—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.20)	(0.21)	(0.23)	(0.35)	(0.31)
Net asset value, end of period	$10.48	$10.53	$10.60	$10.61	$10.73
Total return (%)[4,5]	1.48	1.37	2.08	2.22	4.02
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$7	$7	$8	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	1.65	1.64	1.68	1.71
Expenses including reductions	1.55	1.65	1.63	1.67	1.71
Net investment income	1.44	1.43	1.48	1.85	1.88
Portfolio turnover (%)	83	63	69	73	70

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       38

Class C Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.53	$10.60	$10.61	$10.73	$10.62
Net investment income[1]	0.15	0.15	0.16	0.19	0.20
Net realized and unrealized gain (loss) on investments	0.01	(0.01)	0.06	0.04 [2]	0.22
Total from investment operations	0.16	0.14	0.22	0.23	0.42
Less distributions
From net investment income	(0.20)	(0.19)	(0.23)	(0.27)	(0.29)
From net realized gain	—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.20)	(0.21)	(0.23)	(0.35)	(0.31)
Net asset value, end of period	$10.49	$10.53	$10.60	$10.61	$10.73
Total return (%)[3,4]	1.57	1.37	2.08	2.22	4.02
Ratios and supplemental data
Net assets, end of period (in millions)	$31	$37	$29	$23	$34
Ratios (as a percentage of average net assets):
Expenses before reductions	1.62	1.65	1.63	1.68	1.71
Expenses including reductions	1.55	1.64	1.63	1.67	1.71
Net investment income	1.43	1.41	1.46	1.85	1.88
Portfolio turnover (%)	83	63	69	73	70

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       39

Class I Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$10.53	$10.60	$10.61	$10.73	$10.62
Net investment income[1]	0.26	0.25	0.26	0.30	0.32
Net realized and unrealized gain (loss) on investments	0.01	—	0.07	0.03 [2]	0.22
Total from investment operations	0.27	0.25	0.33	0.33	0.54
Less distributions
From net investment income	(0.31)	(0.30)	(0.34)	(0.37)	(0.41)
From net realized gain	—	(0.02)	—	(0.08)	(0.02)
Total distributions	(0.31)	(0.32)	(0.34)	(0.45)	(0.43)
Net asset value, end of period	$10.49	$10.53	$10.60	$10.61	$10.73
Total return (%)[3]	2.60	2.40	3.12	3.27	5.14
Ratios and supplemental data
Net assets, end of period (in millions)	$360	$51	$26	$10	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	0.60	0.64	0.62	0.65	0.63
Expenses including reductions	0.53	0.63	0.61	0.65	0.63
Net investment income	2.50	2.42	2.45	2.87	2.93
Portfolio turnover (%)	83	63	69	73	70

1	Based on average daily shares outstanding.
2	The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       40

Class R2 Shares Period ended	5-31-17	5-31-16	5-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.53	$10.60	$10.67
Net investment income[2]	0.22	0.23	0.01
Net realized and unrealized gain (loss) on investments	0.01	—	(0.03)
Total from investment operations	0.23	0.23	(0.02)
Less distributions
From net investment income	(0.27)	(0.28)	(0.05)
From net realized gain	—	(0.02)	—
Total distributions	(0.27)	(0.30)	(0.05)
Net asset value, end of period	$10.49	$10.53	$10.60
Total return (%)[3]	2.24	2.22	(0.16	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.85	0.75	[6]
Expenses including reductions	0.90	0.84	0.75	[6]
Net investment income	2.13	2.22	0.79	[6]
Portfolio turnover (%)	83	63	69	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       41

Class R4 Shares Period ended	5-31-17	5-31-16	5-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.54	$10.60	$10.67
Net investment income[2]	0.24	0.25	0.02
Net realized and unrealized gain (loss) on investments	0.01	0.01	(0.04)
Total from investment operations	0.25	0.26	(0.02)
Less distributions
From net investment income	(0.30)	(0.30)	(0.05)
From net realized gain	—	(0.02)	—
Total distributions	(0.30)	(0.32)	(0.05)
Net asset value, end of period	$10.49	$10.54	$10.60
Total return (%)[3]	2.46	2.37	(0.15	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.80	0.75	[6]
Expenses including reductions	0.68	0.70	0.65	[6]
Net investment income	2.29	2.40	0.88	[6]
Portfolio turnover (%)	83	63	69	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       42

Class R6 Shares Period ended	5-31-17	5-31-16	5-31-15[1]
Per share operating performance
Net asset value, beginning of period	$10.54	$10.60	$10.67
Net investment income[2]	0.27	0.27	0.02
Net realized and unrealized gain (loss) on investments	— [3]	—	(0.03)
Total from investment operations	0.27	0.27	(0.01)
Less distributions
From net investment income	(0.32)	(0.31)	(0.06)
From net realized gain	—	(0.02)	—
Total distributions	(0.32)	(0.33)	(0.06)
Net asset value, end of period	$10.49	$10.54	$10.60
Total return (%)[4]	2.62	2.64	(0.12	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.51	0.56	0.50	[7]
Expenses including reductions	0.43	0.53	0.48	[7]
Net investment income	2.57	2.60	1.05	[7]
Portfolio turnover (%)	83	63	69	[8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       43

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with the preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAV each business day.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       44

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for preferred securities and securities lending collateral, which are categorized as Level 1.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities Exchange Commission (SEC) as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       45

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2017, the fund loaned securities valued at $2,359,077 and received $2,410,290 of cash collateral.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $2,125.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryforward of $4,996,571 and a long-term capital loss carryforward of $139,895 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually.

The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$17,055,573	$10,354,256
Long-Term Capital Gain	—	351,048
Total	$17,055,573	$10,705,304

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       46

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.400% of the first $1.5 billion of the fund's average daily net assets and (b) 0.385% of the fund's average daily net assets in excess of $1.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee of, if necessary, make payments to the fund in an amount equal to the amount by which expenses of the fund exceed 0.42% of average annual net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees and short dividend expense. This agreement expires on September 30, 2017, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund, to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The fee waiver and/or reimbursement expires on September 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       47

For year ended May 31, 2017, the expense reductions amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$254,278	Class R2	$349
Class B	3,848	Class R4	262
Class C	24,727	Class R6	1,983
Class I	155,332	Total	$440,779

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.33% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $385 for Class R4 shares for the year ended May 31, 2017.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,536,971 for the year ended May 31, 2017. Of this amount, $223,159 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,310,708 was paid as sales commissions to broker-dealers and $3,104 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2017, CDSCs received by the Distributor amounted to $21,875, $7,129 and $16,215 for Class A, Class B and Class C shares, respectively.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       48

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$926,984	$455,624
Class B	56,866	6,997
Class C	361,657	44,449
Class I	—	223,369
Class R2	2,293	82
Class R4	1,288	63
Class R6	—	375
Total	$1,349,088	$730,959

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$6,811,365	2	0.768%	$291

Note 5 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	9,997,210	$105,309,815	14,612,455	$152,715,873
Distributions reinvested	915,980	9,627,157	822,576	8,593,702
Repurchased	(14,421,756)	(151,200,428)	(4,870,742)	(50,907,655)
Net increase (decrease)	(3,508,566)	($36,263,456)	10,564,289	$110,401,920
Class B shares
Sold	23,968	$254,475	122,949	$1,282,578
Distributions reinvested	8,924	93,822	10,529	109,991
Repurchased	(210,881)	(2,218,028)	(140,985)	(1,472,275)
Net decrease	(177,989)	($1,869,731)	(7,507)	($79,706)

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       49

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class C shares
Sold	784,247	$8,306,059	1,519,932	$15,884,577
Distributions reinvested	60,011	630,727	54,416	568,523
Repurchased	(1,363,513)	(14,281,722)	(788,153)	(8,247,862)
Net increase (decrease)	(519,255)	($5,344,936)	786,195	$8,205,238
Class I shares
Sold	36,651,565	$385,156,464	4,392,650	$45,831,345
Distributions reinvested	559,123	5,839,535	63,850	667,654
Repurchased	(7,739,356)	(80,841,218)	(2,058,754)	(21,498,655)
Net increase	29,471,332	$310,154,781	2,397,746	$25,000,344
Class R2 shares
Sold	86,149	$910,110	7,180	$74,764
Distributions reinvested	1,027	10,726	121	1,263
Repurchased	(41,966)	(433,101)	(411)	(4,325)
Net increase	45,210	$487,735	6,890	$71,702
Class R4 shares
Sold	11,424	$120,685	22,201	$234,176
Distributions reinvested	763	8,029	45	471
Repurchased	(11,554)	(120,267)	(218)	(2,294)
Net increase	633	$8,447	22,028	$232,353
Class R6 shares
Sold	117,850	$1,248,427	173,123	$1,797,733
Distributions reinvested	6,657	69,911	1,757	18,421
Repurchased	(46,102)	(481,762)	(20,905)	(217,933)
Net increase	78,405	$836,576	153,975	$1,598,221
Total net increase	25,389,770	$268,009,416	13,923,616	$145,430,072

Affiliates of the fund owned 15% and 29% of shares of Class R2 and Class R4, respectively, on May 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $386,793,559 and $167,119,967, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $385,321,669 and $338,191,510, respectively, for the year ended May 31, 2017.

Note 7 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2017, the fund engaged in purchases amounting to $36,369,426.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       50

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       51

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Investment Grade Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Investment Grade Bond Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       52

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       53

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       54

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       55

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       56

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       57

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK INVESTMENT GRADE BOND FUND       58

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF376184	55A 5/17 7/17

John Hancock

Government Income Fund

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Government Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
21	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Trustees and Officers
39	More information

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

Class A shares (without sales charge)
Bloomberg Barclays U.S. Government Bond Index
Morningstar intermediate government bond fund category average
0.02
0.07
0.35
1.30
2.00
1.48
1.36
1.27
1.11
3.69
3.95
3.55
1 year
3 year
5 year
10 year

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Government bonds lost ground in late 2016

The combination of tighter U.S. Federal Reserve policy and the unexpected result of the U.S. election caused government security prices to fall late in the reporting period.

Improved year-to-date returns

Government bonds recovered nicely in 2017 as investors tempered their outlook for economic growth, but the resulting gains were not enough to overcome the earlier weakness.

The fund finished slightly behind its benchmark

Positive relative performance from asset allocation and duration positioning was offset by security selection, particularly among non-agency mortgage-backed securities.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       3

Discussion of fund performance

An interview with Portfolio Managers Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Howard C. Greene, CFA
Portfolio Manager
John Hancock Asset Management

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

How would you characterize the market environment during the 12 months ended May 31, 2017?

The fund's benchmark, the Bloomberg Barclays U.S. Government Bond Index, produced a slight gain of 0.07% in the fund's annual reporting period. While a return near the break-even mark may appear to indicate an interval of relative calm for the markets, the past year was quite eventful.

The period started on a positive note, with government bond yields falling in the initial weeks of July. This rally proved short-lived, as yields began to move gradually higher throughout the late summer and early autumn. Mounting evidence of improving economic growth fueled speculation that the U.S. Federal Reserve (Fed)—which had kept the fed funds rate steady since raising it by a quarter-point in December 2015—would need to resume its policy tightening.

This gradual upward climb in yields accelerated significantly following the unexpected result of the U.S. elections. From its level of 1.79% on the Friday before voters went to the polls, the 10-year U.S. Treasury yield surged to a 2016 high of 2.60% in mid-December—a remarkable move in such a short time. The jump in yields reflected investors' anticipation of a more growth-oriented policy approach by the Republican-led government, which raised the possibility that the Fed would increase rates more than the markets had been expecting.

The difficulties the Republican party would face in enacting its agenda became evident as 2017 progressed, leading investors to temper their outlook for both economic growth and Fed policy. By the close of the period, bonds were pricing in the possibility of only two additional quarter-point rate hikes by December 31, 2017. This shift caused the 10-year note to reverse course and close May at 2.21%, erasing much of the increase that had occurred in the final two months of 2016.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       4

"When the dust settled at the end of May, the broader U.S. Treasury market had produced a roughly flat 12-month total return, with the decline in bond prices slightly offset by the benefit of yield."
When the dust settled at the end of May, the broader U.S. Treasury market had produced a roughly flat 12-month total return, with the decline in bond prices slightly offset by the benefit of yield. Short-term bonds, which are generally most affected by changes in Fed policy, underperformed longer-term issues. While the yield on the two-year note rose 41 basis points (0.41 percentage points) from 0.87% to 1.28% in the 12-month period, 10-year yields climbed 37 basis points, from 1.84% to 2.21%. The 30-year issue experienced the smallest rise in yield (and hence the best relative price performance), moving from 2.64% to 2.87%.

QUALITY COMPOSITION AS OF 5/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       5

"We are maintaining a fairly conservative stance, with an eye toward mitigating interest-rate risk."

Mortgage-backed securities (MBS), as a group, modestly outperformed Treasury issues due largely to market participants' strong preference for higher-yielding investments.

What elements of the fund's positioning helped and hurt results?

We seek to generate outperformance in three ways: duration positioning, yield curve positioning, and asset allocation. All three aspects of our strategy aided results in the period. However, the benefit was offset by the adverse impact of certain smaller positions, including the fund's minor allocations to interest-only securities and nonagency MBS.

Our decision to keep duration (interest-rate sensitivity) below that of the benchmark was a positive given that yields rose. Our general view was that with government bond yields already trading at very low levels on a historical basis, the risks of taking on greater interest-rate sensitivity outweighed the potential return opportunity.

The fund's yield curve positioning was an additional positive. We held an underweight in the zero- to five-year maturity range, helping to insulate the portfolio from the full impact of the weaker returns of shorter-term securities.

Our allocation strategy also supported the fund's return. Whereas the index holds over 90% in U.S. Treasuries, the fund had an average weighting of about 30% in this segment. Instead, we focused on higher-yielding areas of the government bond market, including MBS, Treasury Inflation-Protected Securities (TIPS), commercial MBS, and collateralized mortgage obligations. In all cases, we viewed these categories as a way to pick up extra yield and augment diversification without adding significantly to the fund's risk profile. This tactic worked well, as Treasuries were one of the worst-performing segments of the government bond market in the past year.

What were some key aspects of your portfolio activity?

The largest shift was our decision to decrease the fund's allocation to agency MBS. We anticipate that the Fed—which has been buying about a third of new MBS production and reinvesting the proceeds of its current holdings—will begin to take a less active role. With yield spreads (relative to government bonds) at approximately 20-year lows, we see little room for upside with a major buyer set to reduce its presence in the market.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       6

We rotated a portion of the proceeds into Agency for International Development (AID) bonds, which are bonds issued by the U.S. government to provide aid to foreign nations such as Tunisia, Ukraine, and Jordan, but which are backed by the full faith and credit of the United States. These issues offer a modest yield premium over Treasuries, so we believe they represent a potentially compelling opportunity in a low total-return environment. We also moved some assets into U.S. Treasuries. While we don't see a great deal of near-term appreciation potential in the asset class, we think it has a lower degree of downside risk than agency mortgages.

The fund's allocation to TIPS was based on our view that they offered value at a time in which stronger economic growth and an uptrend in energy prices signaled the potential for rising inflation. TIPS indeed priced in a moderate increase in investors' inflation expectations, leading to positive relative performance compared with U.S. Treasuries. We added to the fund's existing weighting in the category early in 2017, and we finished the period with an allocation of 4.8% of net assets.

How would you characterize overall market conditions at the close of the period?

We see the potential for continued Fed tightening, both through interest-rate increases and the likelihood that it will eventually begin to shrink its balance sheet. We are maintaining a fairly conservative stance, with an eye toward mitigating interest-rate risk. At the same time, we also see relatively limited upside for government bond yields given that the U.S. economy appears likely to stay on a course of slow, steady growth. Accordingly, we continue to look for opportunities to boost yield by moving beyond the plain-vanilla Treasuries that make up the bulk of the benchmark.

MANAGED BY

Howard C. Greene, CFA On the fund since 2006 Investing since 1979
Jeffrey N. Given, CFA On the fund since 1998 Investing since 1993

The views expressed in this report are exclusively those of Howard C. Greene, CFA, and Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-17	as of 5-31-17
Class A	-3.98	0.54	3.26	2.75	37.88	1.59	1.38
Class B	-5.66	0.20	3.05	0.99	35.07	0.80	0.70
Class C	-1.74	0.55	2.90	2.78	33.03	0.80	0.70
Class I2,3	0.29	1.42	3.72	7.29	44.02	1.81	1.71
Index†	0.07	1.27	3.95	6.51	47.25	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I*
Gross (%)	1.10	1.85	1.85	0.83
Net (%)	0.98	1.76	1.76	0.74

* Expenses have been estimated for the first year of operations of Class I shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Government Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Government Bond Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-07	13,507	13,507	14,725
Class C4	5-31-07	13,303	13,303	14,725
Class I2,3	5-31-07	14,402	14,402	14,725

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	For certain types of investors, as described in the fund's prospectus.
3	Class I shares were first offered on 9-9-16. The returns prior to this date are those of Class A shares, which have higher expenses. Had the returns reflected Class I expenses, returns would be higher.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,012.60	$4.92	0.98%
	Hypothetical example for comparison purposes	1,000.00	1,020.00	4.94	0.98%
Class B	Actual expenses/actual returns	1,000.00	1,009.70	8.97	1.79%
	Hypothetical example for comparison purposes	1,000.00	1,016.00	9.00	1.79%
Class C	Actual expenses/actual returns	1,000.00	1,008.60	8.91	1.78%
	Hypothetical example for comparison purposes	1,000.00	1,016.10	8.95	1.78%
Class I	Actual expenses/actual returns	1,000.00	1,014.80	3.87	0.77%
	Hypothetical example for comparison purposes	1,000.00	1,021.30	3.88	0.77%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       11

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 78.0%				$225,749,530
(Cost $225,604,629)
U.S. Government 34.4%				99,494,796
U.S. Treasury
Bond	2.500	02-15-45	8,849,000	8,212,288
Bond	2.500	02-15-46	5,500,000	5,087,715
Bond	2.875	11-15-46	10,765,000	10,760,791
Note	1.125	06-30-21	3,000,000	2,937,069
Note	1.125	07-31-21	19,400,000	18,974,112
Note	1.250	12-15-18	5,100,000	5,100,199
Note	1.250	10-31-21	4,205,000	4,123,364
Note	1.875	02-28-22	3,000,000	3,018,516
Note	1.875	03-31-22	2,650,000	2,664,596
Note (L)	1.875	04-30-22	3,500,000	3,518,319
Note	2.000	12-31-21	15,200,000	15,380,500
Note	2.250	02-15-27	5,100,000	5,114,545
Note	2.375	05-15-27	750,000	761,075
Treasury Inflation Protected Security	0.125	04-15-21	6,171,840	6,218,974
Treasury Inflation Protected Security	0.375	07-15-25	4,626,225	4,654,468
Treasury Inflation Protected Security	0.750	02-15-45	3,105,900	2,968,265
U.S. Government Agency 43.6%				126,254,734
Federal Agricultural Mortgage Corp. Note	1.640	04-17-20	3,000,000	3,001,473
Federal Home Loan Banks Bond	1.375	05-28-19	3,000,000	3,001,446
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	3.000	04-01-43	1,361,876	1,379,431
30 Yr Pass Thru	3.500	12-01-44	4,494,510	4,667,268
30 Yr Pass Thru	3.500	02-01-47	2,178,527	2,261,924
30 Yr Pass Thru	4.000	12-01-40	1,057,066	1,122,266
30 Yr Pass Thru	4.000	01-01-41	2,494,618	2,648,484
30 Yr Pass Thru	4.000	11-01-43	1,637,142	1,749,887
30 Yr Pass Thru	4.000	06-01-47	2,200,000	2,346,695
Note	1.100	09-13-18	3,000,000	2,991,363
Note	1.500	07-26-19	2,450,000	2,444,149
Note	1.900	03-30-20	5,000,000	5,000,625
Federal National Mortgage Association
15 Yr Pass Thru	3.000	03-01-28	2,323,000	2,404,487
15 Yr Pass Thru	3.500	03-01-26	2,607,753	2,732,946
15 Yr Pass Thru	3.500	07-01-26	1,400,870	1,468,123
15 Yr Pass Thru	4.000	12-01-40	2,166,620	2,300,934
30 Yr Pass Thru	3.000	12-01-42	5,765,962	5,846,596
30 Yr Pass Thru	3.500	07-01-43	2,697,984	2,803,269

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       12

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru	3.500	03-01-44	1,268,661	$1,318,564
30 Yr Pass Thru	3.500	01-01-45	6,148,850	6,391,681
30 Yr Pass Thru	3.500	04-01-45	6,042,724	6,263,425
30 Yr Pass Thru	4.000	09-01-40	3,207,729	3,406,583
30 Yr Pass Thru	4.000	12-01-40	2,644,952	2,829,996
30 Yr Pass Thru	4.000	09-01-41	2,269,035	2,412,179
30 Yr Pass Thru	4.000	10-01-41	2,262,740	2,412,912
30 Yr Pass Thru	4.000	01-01-42	1,047,900	1,117,774
30 Yr Pass Thru	4.000	07-01-42	2,640,640	2,817,129
30 Yr Pass Thru	4.000	11-01-42	5,369,029	5,698,512
30 Yr Pass Thru	4.000	11-01-43	4,494,390	4,798,990
30 Yr Pass Thru	4.000	12-01-43	2,633,666	2,801,460
30 Yr Pass Thru	4.500	08-01-40	2,257,117	2,444,475
30 Yr Pass Thru	4.500	06-01-41	3,936,145	4,264,106
30 Yr Pass Thru	4.500	07-01-41	3,381,401	3,663,140
30 Yr Pass Thru	4.500	11-01-41	740,497	801,501
30 Yr Pass Thru	4.500	02-01-42	3,431,718	3,710,143
30 Yr Pass Thru	5.000	04-01-35	287,459	317,118
30 Yr Pass Thru	5.000	09-01-40	1,209,483	1,334,589
30 Yr Pass Thru	5.000	04-01-41	1,399,640	1,559,724
Note	1.250	08-23-19	3,000,000	2,984,400
Note	1.500	10-28-20	3,000,000	2,978,304
Note	1.750	12-30-19	3,000,000	3,000,657
Note	1.750	02-07-20	2,750,000	2,751,826
Note	1.900	10-27-20	4,000,000	4,004,180
Foreign government obligations 2.7%				$7,928,904
(Cost $7,927,680)
Jordan 0.7%				2,058,894
Hashemite Kingdom of Jordan	2.578	06-30-22	2,000,000	2,058,894
Tunisia 1.0%				2,933,487
Republic of Tunisia	1.416	08-05-21	3,000,000	2,933,487
Ukraine 1.0%				2,936,523
Republic of Ukraine	1.471	09-29-21	3,000,000	2,936,523
Corporate bonds 0.5%				$1,297,848
(Cost $626,065)
Real estate 0.3%				822,727
Crown Castle Towers LLC (S)	6.113	01-15-40	760,000	822,727
Telecommunication services 0.2%				475,121
SBA Tower Trust (S)	3.598	04-15-43	475,000	475,121

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       13

	Rate (%)	Maturity date	Par value^	Value
Collateralized mortgage obligations 14.9%				$43,119,002
(Cost $42,002,036)
Commercial and residential 1.7%				4,934,043
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.604	08-25-35	135,395	134,513
BAMLL Commercial Mortgage Securities Trust Series 2013-DSNY, Class E (P) (S)	3.589	09-15-26	380,000	379,940
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	1.584	07-25-35	283,547	272,086
Series 2005-7, Class 11A1 (P)	1.564	08-25-35	503,047	485,081
Commercial Mortgage Trust (Deutsche Bank AG) Series 2013-LC13, Class B (P) (S)	5.009	08-10-46	595,000	651,562
Commercial Mortgage Trust (Wells Fargo) Series 2012-CR2, Class XA IO	1.681	08-15-45	4,115,435	289,808
HarborView Mortgage Loan Trust Series 2005-2, Class X IO	1.512	05-19-35	8,184,779	422,902
IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	1.751	10-25-36	9,129,278	609,116
Series 2005-AR18, Class 2X IO	1.532	10-25-36	8,585,696	330,376
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-HSBC, Class XA IO (S)	1.431	07-05-32	5,077,500	323,812
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class C (P) (S)	2.710	03-18-28	1,040,000	1,034,847
U.S. Government Agency 13.2%				38,184,959
Federal Home Loan Mortgage Corp.
Series 4459, Class CA	5.000	12-15-34	410,498	436,554
Series 4482, Class MA	2.000	04-15-31	1,441,535	1,448,422
Series K017, Class X1 IO	1.361	12-25-21	3,534,393	178,931
Series K018, Class X1 IO	1.384	01-25-22	3,649,954	187,729
Series K022, Class X1 IO	1.262	07-25-22	9,466,753	503,513
Series K026, Class X1 IO	1.024	11-25-22	4,496,734	205,925
Series K030, Class X1 IO	0.212	04-25-23	50,290,646	545,809
Series K038, Class X1 IO	1.183	03-25-24	7,153,722	467,745
Series K048, Class X1 IO	0.255	06-25-25	5,200,982	95,312
Series K049, Class A2	3.010	07-25-25	3,000,000	3,095,987
Series K050, Class X1 IO	0.333	08-25-25	73,783,830	1,783,259
Series K053, Class X1 IO	0.893	12-25-25	28,190,515	1,782,943
Series K054, Class X1 IO	1.180	01-25-26	21,993,727	1,846,998
Series K706, Class X1 IO	1.546	10-25-18	8,981,656	153,770
Series K707, Class X1 IO	1.523	12-25-18	3,149,031	56,959
Series K709, Class X1 IO	1.512	03-25-19	4,426,978	98,299
Series K710, Class X1 IO	1.755	05-25-19	3,566,435	95,566
Series K711, Class X1 IO	1.688	07-25-19	10,644,099	290,677
Series K715, Class X1 IO	1.139	01-25-21	38,000,368	1,315,694
Series K718, Class X1 IO	0.645	01-25-22	22,367,886	556,768

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K720, Class X1 IO	0.542	08-25-22	67,087,352	$1,551,234
Series K722, Class X1 IO	1.311	03-25-23	25,667,569	1,595,106
Series K725, Class A1	2.666	05-25-23	1,497,042	1,530,354
Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	426,319	452,196
Series 2011-32, Class CK	3.500	09-25-28	496,234	503,631
Series 2012-120, Class AF (P)	1.274	02-25-32	1,482,914	1,473,147
Series 2013-130, Class AG	4.000	10-25-43	4,604,910	4,872,122
Series 2014-28, Class BD	3.500	08-25-43	3,344,614	3,512,268
Series 2014-44, Class DA	3.000	07-25-36	1,584,313	1,615,879
Series 2015-M13, Class A2 (P)	2.711	06-25-25	1,500,000	1,513,770
Government National Mortgage Association
Series 2012-114, Class IO	0.816	01-16-53	2,124,913	118,278
Series 2015-7, Class IO	0.879	01-16-57	22,036,804	1,396,541
Series 2016-87, Class IO	1.007	08-16-58	2,325,076	178,394
Series 2017-20, Class IO	0.750	12-16-58	4,319,413	304,532
Series 2017-3, Class IO	0.907	09-16-58	4,059,715	319,580
Series 2017-41, Class IO	0.792	07-16-58	2,944,819	220,295
Series 2017-46, Class IO	0.619	11-16-57	3,205,328	219,420
Series 2017-54, Class IO	0.681	12-16-58	20,978,455	1,490,983
Series 2017-61, Class IO	0.765	05-16-59	1,963,368	170,369
Asset backed securities 2.3%				$6,666,624
(Cost $6,461,109)
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	1.494	05-25-35	645,000	639,036
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	1.264	07-25-36	493,923	481,298
CSMC Trust Series 2006-CF2, Class M1 (P) (S)	1.494	05-25-36	228,938	228,382
New Century Home Equity Loan Trust Series 2005-1, Class M1 (P)	1.699	03-25-35	887,000	840,531
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	1.174	09-25-36	485,871	472,962
Sba Small Business Investment Cos Series 2017-10, Series A1	2.845	03-10-27	3,000,000	3,046,478
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	2.495	02-25-35	322,481	309,746
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	263,250	264,222
Towd Point Mortgage Trust
Series 2017-1, Class A1 (P) (S)	2.750	10-25-56	210,945	212,344
Series 2017-2, Class A1 (P) (S)	2.750	04-25-57	170,000	171,625

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       15

		Yield (%)	Shares	Value
Securities lending collateral 1.1%				$3,236,560
(Cost $3,236,625)
John Hancock Collateral Trust (W)		1.0209(Y)	323,446	3,236,560
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 1.2%				$3,527,000
(Cost $3,527,000)
U.S. Government Agency 0.7%				2,112,000
Federal Home Loan Bank Discount Note	0.680	06-01-17	2,112,000	2,112,000
			Par value^	Value
Repurchase agreement 0.5%				1,415,000
Barclays Tri-Party Repurchase Agreement dated 5-31-17 at 0.780% to be repurchased at $1,211,026 on 6-1-17, collateralized by $1,256,100 U.S. Treasury Notes, 1.125% due 6-30-21 (valued at $1,235,302, including interest)			1,211,000	1,211,000
Repurchase Agreement with State Street Corp. dated 5-31-17 at 0.220% to be repurchased at $204,001 on 6-1-17, collateralized by $215,000 U.S. Treasury Notes, 1.125% due 8-31-21 (valued at $210,685, including interest)			204,000	204,000
Total investments (Cost $289,385,144)† 100.7%				$291,525,468
Other assets and liabilities, net (0.7%)				($2,036,434)
Total net assets 100.0%				$289,489,034

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
(L)	A portion of this security is on loan as of 5-31-17.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 5-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $290,001,683. Net unrealized appreciation aggregated to $1,523,785, of which $3,757,311 related to appreciated investment securities and $2,233,526 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       16

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Unaffiliated investments, at value (Cost $286,148,519) including $3,170,640 of securities loaned	$288,288,908
Affiliated investments, at value (Cost $3,236,625)	3,236,560
Total investments, at value (Cost $289,385,144)	291,525,468
Cash	930
Receivable for investments sold	8,062,484
Receivable for fund shares sold	651,197
Interest receivable	1,280,900
Receivable for securities lending income	757
Receivable due from advisor	2,063
Other receivables and prepaid expenses	56,117
Total assets	301,579,916
Liabilities
Payable for investments purchased	8,127,600
Payable for fund shares repurchased	549,399
Payable upon return of securities loaned	3,236,625
Distributions payable	35,814
Payable to affiliates
Accounting and legal services fees	16,750
Transfer agent fees	27,924
Distribution and service fees	11,594
Other liabilities and accrued expenses	85,176
Total liabilities	12,090,882
Net assets	$289,489,034
Net assets consist of
Paid-in capital	$299,114,856
Undistributed net investment income	352,514
Accumulated net realized gain (loss) on investments and futures contracts	(12,118,684)
Net unrealized appreciation (depreciation) on investments	2,140,348
Net assets	$289,489,034

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       17

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($249,379,884 ÷ 26,489,463 shares)[1]	$9.41
Class B ($2,528,825 ÷ 268,724 shares)[1]	$9.41
Class C ($13,195,926 ÷ 1,401,700 shares)[1]	$9.41
Class I ($24,384,399 ÷ 2,588,407 shares)	$9.42
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$9.80

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       18

STATEMENT OF OPERATIONS   For the year ended 5-31-17

Investment income
Interest	$7,407,775
Securities lending	21,933
Total investment income	7,429,708
Expenses
Investment management fees	1,871,545
Distribution and service fees	869,590
Accounting and legal services fees	71,485
Transfer agent fees	367,613
Trustees' fees	5,193
State registration fees	82,826
Printing and postage	71,245
Professional fees	92,270
Custodian fees	43,317
Other	11,504
Total expenses	3,486,588
Less expense reductions	(409,091)
Net expenses	3,077,497
Net investment income	4,352,211
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	160,163
Affiliated investments	(1,930)
Futures contracts	(263,962)
(105,729)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(4,478,328)
Affiliated investments	(65)
(4,478,393)
Net realized and unrealized loss	(4,584,122)
Decrease in net assets from operations	($231,911)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$4,352,211	$4,556,687
Net realized loss	(105,729)	(234,349)
Change in net unrealized appreciation (depreciation)	(4,478,393)	925,482
Increase (decrease) in net assets resulting from operations	(231,911)	5,247,820
Distributions to shareholders
From net investment income
Class A	(5,724,794)	(6,150,606)
Class B	(44,382)	(66,736)
Class C	(218,751)	(258,870)
Class [1]	(264,972)	—
Total distributions	(6,252,899)	(6,476,212)
From fund share transactions	(8,445,798)	8,451,286
Total increase (decrease)	(14,930,608)	7,222,894
Net assets
Beginning of year	304,419,642	297,196,748
End of year	$289,489,034	$304,419,642
Undistributed net investment income	$352,514	$126,976

1	The inception date for Class I shares is 9-9-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       20

Financial highlights

Class A Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$9.61	$9.64	$9.69	$9.78	$9.93
Net investment income[1]	0.14	0.15	0.15	0.16	0.17
Net realized and unrealized gain (loss) on investments	(0.14)	0.04	0.04	(0.01)	(0.04)
Total from investment operations	—	0.19	0.19	0.15	0.13
Less distributions
From net investment income	(0.20)	(0.22)	(0.24)	(0.24)	(0.28)
Net asset value, end of period	$9.41	$9.61	$9.64	$9.69	$9.78
Total return (%)[2,3]	0.02	1.98	1.93	1.61	1.29
Ratios and supplemental data
Net assets, end of period (in millions)	$249	$282	$275	$276	$316
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.10	1.09	1.11	1.12
Expenses including reductions	0.98	0.98	0.98	0.98	0.98
Net investment income	1.49	1.61	1.53	1.63	1.71
Portfolio turnover (%)	63	60	77	57	78

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       21

Class B Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$9.61	$9.64	$9.69	$9.78		$9.93
Net investment income[1]	0.07	0.08	0.07	0.08		0.09
Net realized and unrealized gain (loss) on investments	(0.14)	0.03	0.04	—	[2]	(0.04)
Total from investment operations	(0.07)	0.11	0.11	0.08		0.05
Less distributions
From net investment income	(0.13)	(0.14)	(0.16)	(0.17)		(0.20)
Net asset value, end of period	$9.41	$9.61	$9.64	$9.69		$9.78
Total return (%)[3,4]	(0.76)	1.20	1.16	0.82		0.45
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$4	$5	$6		$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.85	1.84	1.86		1.87
Expenses including reductions	1.77	1.75	1.74	1.77		1.81
Net investment income	0.70	0.84	0.77	0.81		0.88
Portfolio turnover (%)	63	60	77	57		78

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       22

Class C Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$9.61	$9.65	$9.69	$9.78		$9.94
Net investment income[1]	0.07	0.08	0.08	0.08		0.09
Net realized and unrealized gain (loss) on investments	(0.14)	0.02	0.04	—	[2]	(0.05)
Total from investment operations	(0.07)	0.10	0.12	0.08		0.04
Less distributions
From net investment income	(0.13)	(0.14)	(0.16)	(0.17)		(0.20)
Net asset value, end of period	$9.41	$9.61	$9.65	$9.69		$9.78
Total return (%)[3,4]	(0.76)	1.09	1.26	0.82		0.35
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$18	$17	$17		$31
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	1.85	1.84	1.86		1.87
Expenses including reductions	1.77	1.75	1.74	1.77		1.81
Net investment income	0.70	0.84	0.77	0.81		0.88
Portfolio turnover (%)	63	60	77	57		78

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       23

Class I Shares Period ended	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$9.72
Net investment income[2]	0.12
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.14)
Less distributions
From net investment income	(0.16)
Net asset value, end of period	$9.42
Total return (%)[3]	(1.46	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$24
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	[5]
Expenses including reductions	0.75	[5]
Net investment income	1.73	[5]
Portfolio turnover (%)	63	[6]

1	The inception date for Class I shares is 9-9-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 6-1-16 to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for securities lending collateral, which is categorized as Level 1.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       25

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       26

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of May 31, 2017, the fund loaned securities valued at $3,170,640 and received $3,236,625 of cash collateral.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $2,888.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       27

For federal income tax purposes, as of May 31, 2017, the fund has a capital loss carryforward of $11,502,146 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2017:

Capital loss carryforward expiring at May 31	No expiration date
2018	Short term	Long term
$33,097	$5,430,368	$6,038,681

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date.. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$6,252,899	$6,476,212

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the components of distributable earnings on a tax basis consisted of $388,328 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the portfolios are exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Futures are traded on an exchange. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded transactions are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       28

contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2017, the fund used futures contracts to manage the duration of the fund. During the year ended May 31, 2017, the fund held futures contracts with notional values ranging up to $4.2 million, as measured at each quarter end. There were no open futures contracts as of May 31, 2017.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts
Interest rate	($263,962)

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.625% of the first $300 million of the fund's average daily net assets, (b) 0.450% of the next $700 million of the fund's average daily net assets, and (c) 0.430% of the fund's average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to limit the maximum annual management fee to 0.53% of the fund's average daily net assets. The current expense limitation agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       29

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.98% of average annual net assets for Class A shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The fee waiver and/or expense reimbursements will expire on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at the time.

The expense reductions described above amounted to the following for the year ended May 31, 2017:

Class	Expense reduction	Class	Expense reduction
Class A	$377,817	Class I	$11,740
Class B	3,286	Total	$409,091
Class C	16,248

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.49% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $428,150 for the year ended May 31, 2017. Of this amount, $61,896 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $356,661 was paid as sales commissions to broker-dealers and $9,593 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2017, CDSCs received by the Distributor amounted to $2,773, $4,019 and $4,278 for Class A, Class B and Class C shares, respectively.

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Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$673,995	$331,246
Class B	32,896	4,051
Class C	162,699	20,022
Class I	—	12,294
Total	$869,590	$367,613

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balaced	Days outstanding	Weighted average interest rate	Interest income
Lender	$4,001,197	1	0.72%	$79

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,233,454	$40,557,719	7,056,515	$67,741,330
Distributions reinvested	550,733	5,245,858	573,105	5,496,842
Repurchased	(7,652,462)	(72,757,058)	(6,796,817)	(65,082,548)
Net increase (decrease)	(2,868,275)	($26,953,481)	832,803	$8,155,624
Class B shares
Sold	17,509	$168,459	36,145	$347,390
Distributions reinvested	3,775	35,989	5,461	52,352
Repurchased	(163,086)	(1,549,415)	(154,903)	(1,484,457)
Net decrease	(141,802)	($1,344,967)	(113,297)	($1,084,715)

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       31

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class C shares
Sold	267,239	$2,555,705	769,030	$7,377,377
Distributions reinvested	19,745	188,315	22,691	217,663
Repurchased	(795,672)	(7,540,264)	(648,497)	(6,214,663)
Net increase (decrease)	(508,688)	($4,796,244)	143,224	$1,380,377
Class I shares[1]
Sold	3,109,997	$29,553,069	—	—
Distributions reinvested	27,989	262,821	—	—
Repurchased	(549,579)	(5,166,996)	—	—
Net increase	2,588,407	$24,648,894	—	—
Total net increase (decrease)	(930,358)	($8,445,798)	862,730	$8,451,286

1The inception date for Class I shares is 9-9-16.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $77,468,485 and $106,631,962, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $113,012,994 and $88,859,737, respectively, for the year ended May 31, 2017.

Note 8 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       32

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Government Income Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, and transfer agent, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       33

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       34

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       35

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       36

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       37

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       38

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GOVERNMENT INCOME FUND       39

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Government Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF376180	56A 5/17 7/17

John Hancock

High Yield Fund

(Formerly known as John Hancock Focused High Yield Fund)

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
High Yield Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
26	Financial statements
30	Financial highlights
36	Notes to financial statements
49	Auditor's report
50	Tax information
51	Trustees and Officers
55	More information

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital appreciation is a secondary goal.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

Class A shares (without sales charge)
Bank of America Merrill Lynch U.S. High Yield Master II Index
Morningstar high yield bond fund category average
13.10
13.85
11.53
2.86
4.74
3.27
7.44
7.32
6.09
3.37
7.34
5.85
1 year
3 year
5 year
10 year

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

High-yield bonds staged a strong rally in the period

The combination of improving economic growth and robust investor sentiment fueled substantial gains for high-yield indexes.

The fund underperformed its benchmark

Although the fund delivered a healthy, double-digit total return, it finished slightly behind its benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index.

Security selection helped, but sector allocations detracted

The fund was hurt by its underweights in the strong-performing energy and mining sectors, but it made up for some of the shortfall through individual security selection.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve special types of risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, including hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income and capital gains from underlying investments and may vary in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       3

Discussion of fund performance

An interview with Portfolio Managers John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

Dennis F. McCafferty, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the investment environment during the 12 months ended May 31, 2017?

High-yield bonds (generally those rated BB and lower) registered a hearty gain of 13.85%, as gauged by the fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Index. At a time in which rate-sensitive fixed-income categories came under pressure from the prospect of tighter U.S. Federal Reserve policy, high yield bucked the broader trend thanks to its greater ability to benefit from accelerating growth compared with other market segments. The U.S. economic outlook improved considerably over the course of the period, highlighted by stronger business and consumer sentiment, lower unemployment, and expanding industrial production. These favorable trends fed through to corporate results, leading to rising earnings and an improvement in business balance sheets. The expected default rate for high-yield companies fell significantly as a result, prompting investors to bid up debt prices. The market was also supported by the revival in commodities from their lows of early 2016, which provided relief to distressed issuers in the energy and mining sectors.

Taken together, these positive developments contributed to a decline in the yield spread of the benchmark from 5.97 percentage points (versus U.S. Treasuries) at the start of the period to 3.74 on May 31, 2017. Falling spreads indicate investors' willingness to accept lower yields for the added risk of owning corporate debt instead of U.S. Treasuries. Consistent with elevated investor risk appetites, lower-quality issues outpaced their higher-quality counterparts by a wide margin.

What aspects of the fund's positioning helped and hurt performance?

The fund produced a strong absolute return, but it fell slightly short of the benchmark. While individual security selection had a positive effect on performance, the benefit was outweighed by the impact of sector allocations.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       4

"At a time in which rate-sensitive fixed-income categories came under pressure from the prospect of tighter U.S. Federal Reserve policy, high yield bucked the broader trend ..."

With regard to allocation, the primary source of underperformance stemmed from the fund's underweight positions in the energy and mining segments. After performing poorly in late 2015 and early 2016, commodity-related bonds surged once it became apparent that industry defaults would be much lower than investors had feared when commodity prices were near their lows. Although these underweights were a headwind to results, we believe it is essential to retain a focus on risk management rather than attempt to hit home runs with higher-risk, speculative securities. On the positive side, overweights in the refining and chemicals sectors positively contributed to performance, as did underweights in the underperforming retailers and pharmaceuticals categories.

We made up for the majority of the shortfall from allocation through effective individual security selection. The fund produced strong results in the construction/machinery, banking/finance and chemical industries, offsetting weaker relative performance in the retail and consumer products industries.

QUALITY COMPOSITION AS OF 5/31/17 (%)

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       5

How would you characterize your approach to security selection?

We employ a bottom-up, research-driven approach that seeks security-specific opportunities in bonds we believe provide attractive risk-adjusted return potential. Many of our investments are in bonds that have fallen out of favor due to short-term factors, while others are trading at levels that we believe do not accurately reflect the possibility of a rating upgrade.

Two individual holdings help illustrate this process at work. During mid-2016, the bonds of the semiconductor producer Micron Technology, Inc. were trading at yields well above those of other BB-rated issuers. In our view, this failed to account for the likelihood of a turnaround in the semiconductor cycle—an event that would flow directly to Micron's bottom line due to the company's relatively high fixed costs. This thesis indeed played out as expected, and Micron bonds responded in kind.

The mining company Freeport McMoRan, Inc. was another top performer for the fund. The company's debt was downgraded into high-yield territory from investment grade early in 2016, and we believed the resulting price movements represented an overreaction. Freeport subsequently sold some of its assets at attractive prices, a move that helped improve its liquidity position and enabled its bond prices to recover. We continue to seek these types of security-specific opportunities as a way to capitalize on securities whose performance is not entirely dependent on the direction of the broader market.

How would you characterize the fund's positioning at period end?

Given the extent to which high yield has rallied in the past year, we think an element of caution is warranted. We therefore established a hedge against tail risk (the possibility of unanticipated events such as weaker-than-expected growth causing a sell-off in the market). We sought to achieve this by buying protection (through credit default swaps) on a number of investment-grade

TOP 10 ISSUERS AS OF 5/31/17 (%)

Sirius XM Radio, Inc.	1.5
HCA, Inc.	1.4
Sprint Corp.	1.4
Community Health Systems, Inc.	1.4
Citigroup, Inc.	1.3
CCO Holdings LLC	1.2
Frontier Communications Corp.	1.2
ING Groep NV	1.2
AECOM	1.2
Williams Partners LP	1.1
TOTAL	12.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       6

issuers—including many in the retail and consumer discretionary areas—where yield spreads (versus U.S. Treasuries) were extremely tight based on historical levels and where the cost of hedging was relatively inexpensive. While these issuers may not track the high-yield market perfectly, we believe they represent a way to manage risk while capitalizing on the elevated valuations in certain segments of the investment-grade space.

Our caution is also reflected in the fund's positioning among the various quality tiers. Since late 2016, we have gradually increased the fund's modest overweight in B-rated securities while reducing its exposure to issues rated CCC and below. This shift, though modest, provides an illustration of our growing emphasis on capital preservation.

We also enacted some changes at the sector level as part of our ongoing effort to rotate from fully valued market segments to those with a more compelling trade-off of risk and return. Accordingly, we reduced the fund's weighting in retail issues due to the sector's weakening fundamentals. Conversely, we added to the portfolio's allocations to energy midstream firms, healthcare issuers, and wireless providers, where we believe fundamentals are improving.

We continue to look for opportunities across the full range of corporations' capital structures in an effort to capture value, leading to a weighting of 14.6% of assets in non-high-yield securities as of period end. Slightly over one-third of this position was allocated to term loans. While loans lagged high yield in the past year, we believe they continue to offer an important source of diversification, particularly at times of market distress. The remainder of the position is invested in preferred stocks and convertible bonds, as well as certain investment-grade bonds—primarily issued by financial companies—that offer fixed rates for the first five to ten years and floating rates thereafter. Given our view that rates are likely to be higher by the time these issues shift to floating rates, we see a compelling value in this area.

MANAGED BY

John F. Addeo, CFA On the fund since 2012 Investing since 1984
Dennis F. McCafferty, CFA On the fund since 2009 Investing since 1995

The views expressed in this report are exclusively those of John F. Addeo, CFA, and Dennis F. McCafferty, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 5-31-17	as of 5-31-17
Class A	8.52	6.59	2.95	37.56	33.70	4.30	4.29
Class B	7.23	6.31	2.78	35.80	31.52	3.74	3.73
Class C	11.26	6.65	2.60	37.96	29.29	3.73	3.72
Class I2,3	13.42	7.75	3.66	45.23	43.22	4.76	4.75
Class R6[2,3]	13.24	7.86	3.78	45.99	44.88	4.85	4.82
Class NAV[2,3]	13.56	7.90	3.81	46.24	45.36	4.85	4.84
Index†	13.85	7.32	7.34	42.39	103.09	—	—

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 4.0% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6*	Class NAV
Gross (%)	0.98	1.73	1.73	0.71	0.62	0.60
Net (%)	0.98	1.73	1.73	0.71	0.60	0.60

* Expenses have been estimated for the first year of operations of Class R6 shares.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bank of America Merrill Lynch U.S. High Yield Master II Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B4	5-31-07	13,152	13,152	20,309
Class C4	5-31-07	12,929	12,929	20,309
Class I2,3	5-31-07	14,322	14,322	20,309
Class R6[2,3]	5-31-07	14,488	14,488	20,309
Class NAV[2,3]	5-31-07	14,536	14,536	20,309

The values shown in the chart for Class A shares with maximum sales charge have been adjusted to reflect the reduction in the Class A shares' maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	Class I shares were first offered on 8-27-07; Class R6 shares were first offered on 10-31-16; Class NAV shares were first offered on 10-21-13. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I, Class R6, and Class NAV shares, as applicable.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,064.50	$4.89	0.95%
	Hypothetical example for comparison purposes	1,000.00	1,020.20	4.78	0.95%
Class B	Actual expenses/actual returns	1,000.00	1,060.60	8.73	1.70%
	Hypothetical example for comparison purposes	1,000.00	1,016.50	8.55	1.70%
Class C	Actual expenses/actual returns	1,000.00	1,060.70	8.73	1.70%
	Hypothetical example for comparison purposes	1,000.00	1,016.50	8.55	1.70%
Class I	Actual expenses/actual returns	1,000.00	1,066.10	3.55	0.69%
	Hypothetical example for comparison purposes	1,000.00	1,021.50	3.48	0.69%
Class R6	Actual expenses/actual returns	1,000.00	1,066.60	2.99	0.58%
	Hypothetical example for comparison purposes	1,000.00	1,022.00	2.92	0.58%
Class NAV	Actual expenses/actual returns	1,000.00	1,066.70	2.99	0.58%
	Hypothetical example for comparison purposes	1,000.00	1,022.00	2.92	0.58%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       11

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 84.8%				$863,083,478
(Cost $822,075,874)
Consumer discretionary 16.3%				166,228,852
Auto components 1.7%
Adient Global Holdings, Ltd. (S)	4.875	08-15-26	3,710,000	3,722,755
Lear Corp.	5.250	01-15-25	5,910,000	6,297,270
ZF North America Capital, Inc. (S)	4.750	04-29-25	7,320,000	7,692,932
Hotels, restaurants and leisure 3.9%
Chester Downs & Marina LLC (S)	9.250	02-01-20	5,520,000	5,671,800
Eldorado Resorts, Inc.	7.000	08-01-23	6,330,000	6,868,050
Gateway Casinos & Entertainment, Ltd. (S)	8.250	03-01-24	3,365,000	3,503,806
Hilton Grand Vacations Borrower LLC (S)	6.125	12-01-24	3,380,000	3,633,500
International Game Technology PLC (S)	6.500	02-15-25	6,660,000	7,271,921
Jacobs Entertainment, Inc. (S)	7.875	02-01-24	3,150,000	3,323,250
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	6,435,000	6,644,138
Scientific Games International, Inc. (S)	7.000	01-01-22	2,920,000	3,117,100
Waterford Gaming LLC (H)(S)	8.625	09-15-14	1,649,061	0
Household durables 0.3%
Tempur Sealy International, Inc.	5.500	06-15-26	2,815,000	2,826,823
Media 9.9%
Altice Financing SA (S)	7.500	05-15-26	7,500,000	8,259,375
AMC Entertainment Holdings, Inc. (S)	5.875	11-15-26	5,460,000	5,633,355
AMC Entertainment Holdings, Inc. (S)	6.125	05-15-27	3,200,000	3,308,000
Cablevision Systems Corp.	7.750	04-15-18	1,000,000	1,042,180
Cablevision Systems Corp.	8.000	04-15-20	4,500,000	5,051,250
CCO Holdings LLC	5.125	02-15-23	7,100,000	7,361,848
CCO Holdings LLC (S)	5.125	05-01-27	5,215,000	5,335,597
Cengage Learning, Inc. (S)	9.500	06-15-24	5,530,000	4,783,450
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	4,980,000	5,129,400
DISH DBS Corp.	7.750	07-01-26	2,350,000	2,761,250
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	2,050,000	2,260,125
iHeartCommunications, Inc.	10.625	03-15-23	1,500,000	1,106,250
Lions Gate Entertainment Corp. (S)	5.875	11-01-24	5,130,000	5,348,025
MDC Partners, Inc. (S)	6.500	05-01-24	8,055,000	8,115,413
MHGE Parent LLC, PIK (S)	8.500	08-01-19	4,400,000	4,422,000
Outfront Media Capital LLC	5.875	03-15-25	2,725,000	2,861,250
Sirius XM Radio, Inc. (S)	5.375	04-15-25	5,250,000	5,394,375
Sirius XM Radio, Inc. (S)	5.375	07-15-26	3,385,000	3,469,625
Sirius XM Radio, Inc. (S)	6.000	07-15-24	6,490,000	6,887,513
Virgin Media Finance PLC (S)	6.375	04-15-23	4,500,000	4,719,375
WMG Acquisition Corp. (S)	5.000	08-01-23	1,550,000	1,586,813
WMG Acquisition Corp. (S)	6.750	04-15-22	5,350,000	5,634,888

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.2%
Neiman Marcus Group, Ltd. LLC (S)	8.000	10-15-21	3,360,000	$1,738,800
Textiles, apparel and luxury goods 0.3%
PVH Corp.	4.500	12-15-22	3,345,000	3,445,350
Consumer staples 3.0%				29,903,689
Food and staples retailing 0.3%
Simmons Foods, Inc. (S)	7.875	10-01-21	2,500,000	2,662,500
Food products 0.9%
FAGE International SA (S)	5.625	08-15-26	1,960,000	1,999,200
Post Holdings, Inc. (S)	5.500	03-01-25	2,655,000	2,787,750
TreeHouse Foods, Inc. (S)	6.000	02-15-24	4,120,000	4,398,100
Household products 0.8%
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23	3,825,000	3,762,270
Spectrum Brands, Inc.	6.625	11-15-22	3,500,000	3,683,750
Personal products 0.7%
Revlon Consumer Products Corp.	5.750	02-15-21	7,900,000	7,391,319
Tobacco 0.3%
Vector Group, Ltd. (S)	6.125	02-01-25	3,095,000	3,218,800
Energy 13.5%				137,128,223
Energy equipment and services 1.1%
CSI Compressco LP	7.250	08-15-22	6,005,000	5,764,800
Summit Midstream Holdings LLC	5.500	08-15-22	5,000,000	5,100,000
Oil, gas and consumable fuels 12.4%
Antero Resources Corp.	5.125	12-01-22	3,565,000	3,605,106
Cheniere Corpus Christi Holdings LLC (S)	5.125	06-30-27	2,175,000	2,204,906
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25	4,460,000	4,788,925
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24	3,745,000	4,194,400
Chesapeake Energy Corp. (S)	8.000	06-15-27	3,665,000	3,591,700
Citgo Holding, Inc. (S)	10.750	02-15-20	1,500,000	1,620,000
Denbury Resources, Inc.	4.625	07-15-23	3,625,000	2,419,688
Gulfport Energy Corp. (S)	6.375	05-15-25	3,255,000	3,230,588
Kinder Morgan, Inc.	5.550	06-01-45	2,000,000	2,131,742
Laredo Petroleum, Inc.	6.250	03-15-23	2,890,000	2,886,388
Newfield Exploration Company	5.375	01-01-26	3,050,000	3,187,250
Newfield Exploration Company	5.750	01-30-22	4,660,000	4,962,900
Oasis Petroleum, Inc.	6.875	03-15-22	3,325,000	3,358,250
Parsley Energy LLC (S)	5.375	01-15-25	1,690,000	1,711,125
PBF Holding Company LLC (S)	7.250	06-15-25	1,805,000	1,783,566
Permian Resources LLC (S)	7.125	11-01-20	2,240,000	2,016,000
Resolute Energy Corp.	8.500	05-01-20	2,230,000	2,269,025
Rice Energy, Inc.	6.250	05-01-22	4,000,000	4,150,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       13

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Rice Energy, Inc.	7.250	05-01-23	1,340,000	$1,432,125
Sabine Pass Liquefaction LLC	5.875	06-30-26	2,880,000	3,246,981
Sanchez Energy Corp.	6.125	01-15-23	3,070,000	2,701,600
SM Energy Company	5.625	06-01-25	4,195,000	3,942,000
SM Energy Company	6.750	09-15-26	2,555,000	2,503,900
Tallgrass Energy Partners LP (S)	5.500	09-15-24	4,345,000	4,410,175
Tapstone Energy LLC (S)	9.750	06-01-22	2,740,000	2,712,600
Teekay Offshore Partners LP	6.000	07-30-19	5,985,000	5,296,725
Tesoro Corp. (S)	4.750	12-15-23	3,710,000	3,904,775
Tesoro Corp.	5.125	04-01-24	1,655,000	1,737,750
Tesoro Corp. (S)	5.125	12-15-26	3,710,000	3,969,700
Tesoro Logistics LP	5.250	01-15-25	3,885,000	4,108,388
Tesoro Logistics LP	6.250	10-15-22	1,650,000	1,764,469
Tesoro Logistics LP	6.375	05-01-24	4,400,000	4,785,000
The Williams Companies, Inc.	4.550	06-24-24	2,435,000	2,501,963
Ultra Resources, Inc. (S)	7.125	04-15-25	1,125,000	1,129,219
Whiting Petroleum Corp.	5.750	03-15-21	3,300,000	3,242,250
Whiting Petroleum Corp.	6.250	04-01-23	2,585,000	2,565,613
Williams Partners LP	4.875	03-15-24	11,165,000	11,569,731
WPX Energy, Inc.	5.250	09-15-24	4,770,000	4,626,900
Financials 10.4%				105,556,331
Banks 5.1%
Citigroup, Inc. (5.800% to 11-15-19, then 3 month LIBOR + 4.093%) (Q)	5.800	11-15-19	5,000,000	5,193,750
Citigroup, Inc. (5.875% to 3-27-20, then 3 month LIBOR + 4.059%) (Q)	5.875	03-27-20	3,855,000	4,018,838
Citigroup, Inc. (5.950% to 1-30-23, then 3 month LIBOR + 4.069%) (Q)	5.950	01-30-23	975,000	1,023,116
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	3,000,000	3,213,750
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)(S)	8.125	12-23-25	3,225,000	3,728,423
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	11,285,000	11,830,066
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	3,000,000	3,121,950
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)	7.500	06-27-24	4,295,000	4,724,500
Societe Generale SA (7.375% to 9-13-21, then 5 Year U.S. Swap Rate + 6.238%) (Q)(S)	7.375	09-13-21	3,715,000	3,993,744
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	10,205,000	11,199,988

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Capital markets 0.9%
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	5,990,000	$6,267,038
The Goldman Sachs Group, Inc. (5.375% to 5-10-20, then 3 month LIBOR + 3.922%) (Q)	5.375	05-10-20	2,500,000	2,587,500
Consumer finance 0.8%
Credit Acceptance Corp.	6.125	02-15-21	3,271,000	3,295,533
Enova International, Inc.	9.750	06-01-21	3,425,000	3,510,625
Springleaf Finance Corp.	6.125	05-15-22	1,660,000	1,714,614
Diversified financial services 0.5%
ASP AMC Merger Sub, Inc. (S)	8.000	05-15-25	3,355,000	3,287,900
Lincoln Finance, Ltd. (S)	7.375	04-15-21	1,955,000	2,079,944
Mortgage real estate investment trusts 0.5%
Starwood Property Trust, Inc. (S)	5.000	12-15-21	4,315,000	4,498,388
Thrifts and mortgage finance 2.6%
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	5,860,000	5,977,201
MGIC Investment Corp.	5.750	08-15-23	4,940,000	5,310,500
Nationstar Mortgage LLC	6.500	08-01-18	1,385,000	1,398,850
Nationstar Mortgage LLC	6.500	06-01-22	5,100,000	5,182,875
Nationstar Mortgage LLC	7.875	10-01-20	1,455,000	1,502,288
Radian Group, Inc.	7.000	03-15-21	1,540,000	1,728,650
Stearns Holdings LLC (S)	9.375	08-15-20	5,065,000	5,166,300
Health care 8.8%				89,773,621
Health care equipment and supplies 0.3%
Team Health Holdings, Inc. (S)	6.375	02-01-25	3,710,000	3,603,338
Health care providers and services 6.7%
Centene Corp.	6.125	02-15-24	3,190,000	3,466,126
Community Health Systems, Inc.	5.125	08-01-21	3,575,000	3,628,625
Community Health Systems, Inc.	6.250	03-31-23	2,270,000	2,345,478
Community Health Systems, Inc.	6.875	02-01-22	4,580,000	4,070,475
Community Health Systems, Inc.	8.000	11-15-19	3,745,000	3,763,725
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	3,918,000	3,800,460
DaVita, Inc.	5.000	05-01-25	3,260,000	3,239,625
DaVita, Inc.	5.125	07-15-24	4,575,000	4,655,063
HCA, Inc.	5.250	06-15-26	2,735,000	2,967,475
HCA, Inc.	5.375	02-01-25	9,640,000	10,134,050
HCA, Inc.	7.500	02-15-22	1,100,000	1,267,750
HealthSouth Corp.	5.750	11-01-24	4,035,000	4,166,138
LifePoint Health, Inc.	5.875	12-01-23	7,000,000	7,245,000
MEDNAX, Inc. (S)	5.250	12-01-23	4,580,000	4,648,700
Quorum Health Corp.	11.625	04-15-23	3,675,000	3,252,375
Select Medical Corp.	6.375	06-01-21	5,365,000	5,485,713

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Pharmaceuticals 1.8%
Mallinckrodt International Finance SA (S)	5.500	04-15-25	3,675,000	$3,371,813
Mallinckrodt International Finance SA (S)	5.750	08-01-22	7,075,000	6,951,188
Valeant Pharmaceuticals International, Inc. (S)	5.500	03-01-23	1,625,000	1,304,063
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	4,875,000	3,970,078
Valeant Pharmaceuticals International, Inc. (S)	6.125	04-15-25	3,055,000	2,436,363
Industrials 6.5%				66,469,947
Aerospace and defense 0.7%
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	3,625,000	3,874,219
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	2,880,000	3,175,200
Air freight and logistics 0.5%
XPO Logistics, Inc. (S)	6.500	06-15-22	5,330,000	5,658,861
Airlines 0.3%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	3,450,000	3,566,438
Building products 0.2%
Builders FirstSource, Inc. (S)	10.750	08-15-23	2,000,000	2,320,000
Commercial services and supplies 0.8%
GW Honos Security Corp. (S)	8.750	05-15-25	2,795,000	2,878,850
LSC Communications, Inc. (S)	8.750	10-15-23	3,115,000	3,224,025
Tervita Escrow Corp. (S)	7.625	12-01-21	1,595,000	1,624,906
Construction and engineering 1.2%
AECOM (S)	5.125	03-15-27	6,560,000	6,535,400
AECOM	5.750	10-15-22	5,000,000	5,250,000
Road and rail 0.9%
The Hertz Corp. (S)	7.625	06-01-22	2,205,000	2,205,000
The Kenan Advantage Group, Inc. (S)	7.875	07-31-23	6,700,000	6,984,750
Trading companies and distributors 1.9%
AerCap Global Aviation Trust (6.500% to 6-15-25, then 3 month LIBOR + 4.300%) (S)	6.500	06-15-45	2,175,000	2,297,344
Ahern Rentals, Inc. (S)	7.375	05-15-23	5,830,000	4,882,625
Aircastle, Ltd.	5.125	03-15-21	2,170,000	2,324,613
Park Aerospace Holdings, Ltd. (S)	5.500	02-15-24	3,125,000	3,291,016
United Rentals North America, Inc.	5.500	07-15-25	6,050,000	6,376,700
Information technology 2.5%				25,573,577
Communications equipment 0.3%
Avaya, Inc. (H)(S)	10.500	03-01-21	2,845,000	355,625
CommScope Technologies LLC (S)	5.000	03-15-27	2,905,000	2,905,000
Electronic equipment, instruments and components 0.5%
Ingram Micro, Inc.	5.450	12-15-24	4,630,000	4,697,334
Internet software and services 0.4%
Match Group, Inc.	6.375	06-01-24	3,877,000	4,225,930

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       16

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Semiconductors and semiconductor equipment 0.8%
Micron Technology, Inc. (S)	5.250	08-01-23	5,750,000	$5,908,125
NXP BV (S)	4.625	06-01-23	2,205,000	2,381,400
Technology hardware, storage and peripherals 0.5%
NCR Corp.	5.875	12-15-21	2,665,000	2,778,263
NCR Corp.	6.375	12-15-23	2,170,000	2,321,900
Materials 10.1%				103,187,214
Chemicals 3.2%
Ashland LLC	6.875	05-15-43	2,710,000	2,974,225
Chemtura Corp.	5.750	07-15-21	2,160,000	2,227,500
Kraton Polymers LLC (S)	7.000	04-15-25	3,700,000	3,894,250
NOVA Chemicals Corp. (S)	5.250	08-01-23	7,000,000	7,096,250
Platform Specialty Products Corp. (S)	6.500	02-01-22	4,410,000	4,542,300
Platform Specialty Products Corp. (S)	10.375	05-01-21	1,720,000	1,907,050
Rain CII Carbon LLC (S)	8.250	01-15-21	1,430,000	1,486,313
The Chemours Company	6.625	05-15-23	3,157,000	3,369,750
Tronox Finance LLC	6.375	08-15-20	2,175,000	2,196,750
Tronox Finance LLC (S)	7.500	03-15-22	2,265,000	2,352,769
Construction materials 0.8%
Standard Industries, Inc. (S)	5.375	11-15-24	5,765,000	6,060,456
Standard Industries, Inc. (S)	6.000	10-15-25	1,960,000	2,116,800
Containers and packaging 1.6%
ARD Finance SA, PIK	7.125	09-15-23	3,725,000	3,884,058
Ardagh Packaging Finance PLC (S)	4.625	05-15-23	1,000,000	1,022,500
Ball Corp.	5.000	03-15-22	1,115,000	1,191,099
Cascades, Inc. (S)	5.500	07-15-22	3,751,000	3,816,643
Reynolds Group Issuer, Inc.	5.750	10-15-20	3,020,000	3,103,050
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24	3,200,000	3,443,984
Metals and mining 3.9%
ArcelorMittal	6.750	02-25-22	2,170,000	2,441,250
Coeur Mining, Inc. (S)	5.875	06-01-24	2,100,000	2,084,250
First Quantum Minerals, Ltd. (S)	7.250	05-15-22	5,075,000	5,227,250
First Quantum Minerals, Ltd. (S)	7.500	04-01-25	2,450,000	2,466,844
FMG Resources August 2006 Pty, Ltd. (S)	4.750	05-15-22	1,515,000	1,532,991
FMG Resources August 2006 Pty, Ltd. (S)	5.125	05-15-24	1,800,000	1,815,750
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22	1,660,000	1,718,100
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22	1,805,000	2,077,555
Freeport-McMoRan, Inc. (S)	6.875	02-15-23	6,130,000	6,421,175
Lundin Mining Corp. (S)	7.500	11-01-20	3,200,000	3,384,352
Signode Industrial Group Lux SA (S)	6.375	05-01-22	4,410,000	4,597,425
Teck Resources, Ltd.	6.250	07-15-41	2,300,000	2,403,500
Teck Resources, Ltd. (S)	8.500	06-01-24	3,300,000	3,823,875

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       17

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Paper and forest products 0.6%
Norbord, Inc. (S)	6.250	04-15-23	6,110,000	$6,507,150
Real estate 1.8%				18,120,824
Equity real estate investment trusts 1.6%
Communications Sales & Leasing, Inc. (S)	7.125	12-15-24	2,040,000	2,045,100
Iron Mountain, Inc.	6.000	08-15-23	1,850,000	1,961,000
SBA Communications Corp.	4.875	07-15-22	7,135,000	7,375,806
Uniti Group, Inc.	8.250	10-15-23	4,710,000	4,957,275
Real estate management and development 0.2%
Rialto Holdings LLC (S)	7.000	12-01-18	1,751,000	1,781,643
Telecommunication services 9.1%				92,656,080
Diversified telecommunication services 5.3%
CenturyLink, Inc.	7.500	04-01-24	5,430,000	5,945,850
CSC Holdings LLC (S)	5.500	04-15-27	3,030,000	3,173,380
Frontier Communications Corp.	6.250	09-15-21	4,150,000	3,890,625
Frontier Communications Corp.	7.125	01-15-23	4,500,000	3,898,125
Frontier Communications Corp.	11.000	09-15-25	5,030,000	4,696,763
GCI, Inc.	6.875	04-15-25	4,130,000	4,481,050
Intelsat Jackson Holdings SA	7.500	04-01-21	2,000,000	1,780,000
Intelsat Jackson Holdings SA (S)	8.000	02-15-24	2,361,000	2,549,880
Radiate Holdco LLC (S)	6.625	02-15-25	3,885,000	3,972,413
SFR Group SA (S)	6.250	05-15-24	3,625,000	3,806,250
SFR Group SA (S)	7.375	05-01-26	4,600,000	4,982,352
Wind Acquisition Finance SA (S)	7.375	04-23-21	7,990,000	8,325,580
Windstream Services LLC	7.500	06-01-22	2,500,000	2,312,500
Wireless telecommunication services 3.8%
Digicel, Ltd. (S)	6.000	04-15-21	2,355,000	2,284,350
Digicel, Ltd. (S)	6.750	03-01-23	3,605,000	3,451,788
Sprint Communications, Inc.	6.000	11-15-22	4,980,000	5,303,700
Sprint Communications, Inc.	7.000	08-15-20	765,000	844,369
Sprint Communications, Inc.	8.375	08-15-17	2,000,000	2,027,500
Sprint Communications, Inc.	11.500	11-15-21	1,600,000	2,056,000
Sprint Corp.	7.125	06-15-24	8,075,000	9,083,366
Sprint Corp.	7.875	09-15-23	4,465,000	5,162,656
T-Mobile USA, Inc.	6.500	01-15-26	4,725,000	5,215,219
T-Mobile USA, Inc.	6.625	04-01-23	3,205,000	3,412,364
Utilities 2.8%				28,485,120
Gas utilities 1.0%
AmeriGas Partners LP	5.500	05-20-25	2,900,000	2,936,250
AmeriGas Partners LP	5.625	05-20-24	4,150,000	4,263,710
AmeriGas Partners LP	5.750	05-20-27	2,650,000	2,676,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       18

	Rate (%)		Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers 1.8%
NRG Energy, Inc.	6.250		07-15-22	3,020,000	$3,086,047
NRG Energy, Inc.	6.625		01-15-27	3,100,000	3,045,750
NRG Energy, Inc.	7.250		05-15-26	2,155,000	2,203,488
NRG Yield Operating LLC	5.375		08-15-24	9,950,000	10,273,375
Convertible bonds 0.2%					$1,546,050
(Cost $1,528,125)
Telecommunication services 0.2%					1,546,050
Clearwire Communications LLC (S)	8.250		12-01-40	1,500,000	1,546,050
Term loans (M) 5.3%					$54,212,741
(Cost $56,036,689)
Consumer discretionary 0.5%					5,240,986
Hotels, restaurants and leisure 0.0%
Fontainebleau Las Vegas Holdings LLC (H)	0.000		06-06-17	1,618,638	0
Fontainebleau Las Vegas Holdings LLC (H)	0.000		06-06-17	757,938	0
Media 0.5%
CBS Radio, Inc. (T)		TBD	03-02-24	2,875,000	2,891,761
Urban One, Inc.	5.080		04-18-23	2,385,000	2,349,225
Energy 0.4%					4,425,768
Oil, gas and consumable fuels 0.4%
Citgo Holding, Inc.	9.647		05-12-18	2,359,611	2,387,148
Ultra Resources, Inc.	4.000		03-23-24	2,045,000	2,038,620
Financials 0.3%					2,705,094
Banks 0.3%
Neustar, Inc. (T)		TBD	02-24-25	2,675,000	2,705,094
Health care 0.3%					3,095,346
Biotechnology 0.3%
Grifols Worldwide Operations USA, Inc.	3.200		01-31-25	3,090,000	3,095,346
Industrials 2.3%					23,535,149
Aerospace and defense 0.9%
Jazz Acquisition, Inc.	4.647		06-19-21	1,572,583	1,525,405
WP CPP Holdings LLC	4.671		12-28-19	7,026,538	6,622,512
WP CPP Holdings LLC	8.922		04-30-21	1,400,000	1,265,838
Building products 0.3%
Builders FirstSource, Inc.	4.069		02-29-24	2,655,020	2,646,020
Machinery 0.4%
Gardner Denver, Inc.	4.568		07-30-20	4,269,440	4,276,997
Trading companies and distributors 0.7%
Avolon Holdings, Ltd.	3.760		03-20-22	7,110,000	7,198,377

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       19

	Rate (%)	Maturity date	Par value^	Value
Information technology 1.0%				$9,810,481
Communications equipment 0.6%
Avaya, Inc. (H)	6.250	05-29-20	7,060,000	5,775,504
Avaya, Inc.	8.517	01-24-18	615,000	633,222
Internet software and services 0.4%
Ancestry.com Operations, Inc.	4.250	10-19-23	3,373,920	3,401,755
Materials 0.2%				2,270,785
Construction materials 0.2%
Doncasters Group, Ltd.	9.500	10-09-20	2,361,293	2,270,785
Telecommunication services 0.2%				2,003,000
Diversified telecommunication services 0.2%
Windstream Services LLC	5.010	03-29-21	1,994,900	2,003,000
Utilities 0.1%				1,126,132
Electric utilities 0.1%
ExGen Texas Power LLC	5.897	09-16-21	1,984,373	1,126,132
Capital preferred securities 0.1%				$1,351,000
(Cost $1,330,335)
Financials 0.1%				1,351,000
Diversified financial services 0.1%
ILFC E-Capital Trust II (P)(S)	4.910	12-21-65	1,400,000	1,351,000
Collateralized mortgage obligations 0.6%				$6,499,609
(Cost $2,466,839)
Commercial and residential 0.6%				6,499,609
Banc of America Re-Remic Trust Series 2013-DSNY, Class F (P) (S)	4.489	09-15-26	1,000,000	997,769
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.912	04-10-28	1,500,000	1,480,009
HarborView Mortgage Loan Trust
Series 2007-3, Class ES IO (S)	0.350	05-19-47	97,027,437	1,491,215
Series 2007-4, Class ES IO	0.350	07-19-47	104,387,132	1,494,302
Series 2007-6, Class ES IO (S)	0.342	08-19-37	82,423,736	1,036,314
Asset backed securities 0.3%				$2,911,467
(Cost $2,899,975)
Coinstar Funding LLC Series 2017-1A, Class A2 (S)	5.216	04-25-47	600,000	609,629
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	2,299,975	2,301,838

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       20

	Shares	Value
Common stocks 1.6%		$16,060,668
(Cost $19,533,037)
Consumer discretionary 1.1%		11,205,012
Household durables 1.1%
Modular Space Corp. (I)	861,924	11,205,012
Media 0.0%
Vertis Holdings, Inc. (I)	560,094	0
Energy 0.5%		4,632,656
Energy equipment and services 0.0%
TPT Acquisition, Inc. (I)	2,560	0
Oil, gas and consumable fuels 0.5%
Energy XXI Gulf Coast, Inc. (I)	51,908	1,351,165
Halcon Resources Corp. (I)	173,731	1,056,284
SandRidge Energy, Inc. (I)	112,441	2,225,207
Financials 0.0%		223,000
Diversified financial services 0.0%
iPayment, Inc. (I)	223,000	223,000
Preferred securities 2.5%		$25,644,964
(Cost $27,084,487)
Financials 0.4%		4,356,264
Diversified financial services 0.4%
GMAC Capital Trust I, 6.967% (P)	170,700	4,356,264
Health care 0.4%		3,814,299
Pharmaceuticals 0.4%
Allergan PLC, 5.500%	3,246	2,599,299
Teva Pharmaceutical Industries, Ltd., 7.000%	2,430	1,215,000
Industrials 0.6%		5,880,943
Machinery 0.6%
Glasstech, Inc., Series A (I)	144	107,710
Glasstech, Inc., Series B, 12.750%	4,475	2,669,785
Stanley Black & Decker, Inc., 5.375%	29,775	3,103,448
Utilities 1.1%		11,593,458
Electric utilities 0.3%
NextEra Energy, Inc., 6.123%	57,700	3,057,523
Multi-utilities 0.8%
Dominion Energy, Inc., 6.750%	106,000	5,446,280
DTE Energy Company, 6.500%	56,360	3,089,655

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       21

			Shares	Value
Escrow certificates 0.0%				$180
(Cost $290,749)
Energy 0.0%				180
Seventy Seven Energy, Inc. (I)			3,130,000	180
Warrants 0.0%				$14,633
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (I)(N)			17,215	14,633
			Shares/Par	Value
Purchased options 0.0%				$20,588
(Cost $311,017)
Put options 0.0%				20,588
Over the Counter Option on the AUD vs. USD (Expiration Date: 6-30-17; Strike Price: AUD 0.68; Counterparty: HSBC) (I)			7,500,000	11
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (I)			7,500,000	14,795
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-26-18; Strike Price: $1.20; Counterparty: RBC Dominion Securities, Inc.) (I)			7,000,000	5,782
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.9%				$39,259,000
(Cost $39,259,000)
U.S. Government Agency 2.4%				24,009,000
Federal Home Loan Bank Discount Note	0.670	06-01-17	24,009,000	24,009,000
			Par value^	Value
Repurchase agreement 1.5%				15,250,000
Barclays Tri-Party Repurchase Agreement dated 5-31-17 at 0.780% to be repurchased at $13,009,282 on 6-1-17, collateralized by $13,517,400 U.S. Treasury Notes, 1.125% due 7-31-21 (valued at $13,269,481, including interest)			13,009,000	13,009,000
Repurchase Agreement with State Street Corp. dated 5-31-17 at 0.220% to be repurchased at $2,241,014 on 6-1-17, collateralized by $2,335,000 U.S. Treasury Notes, 1.125% due 8-31-21 (valued at $2,288,139, including interest)			2,241,000	2,241,000
Total investments (Cost $972,816,127)† 99.3%				$1,010,604,378
Other assets and liabilities, net 0.7%				$7,486,468
Total net assets 100.0%				$1,018,090,846

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       22

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar
Security Abbreviations and Legend
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $422,060,184 or 41.5% of the fund's net assets as of 5-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $974,873,239. Net unrealized appreciation aggregated to $35,731,139, of which $58,323,983 related to appreciated investment securities and $22,592,844 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       23

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	190	Short	Sep 2017	($23,892,099)	($23,996,406)	($104,307)
						($104,307)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
CAD	958,038	USD	712,551	Toronto Dominion Bank	6/21/2017	—	($3,100)	($3,100)
USD	714,916	CAD	958,038	Royal Bank of Canada	6/21/2017	$5,465	—	5,465
						$5,465	($3,100)	$2,365

SWAPS

Credit default swaps - Buyer

Counterparty (OTC)	Reference obligation	Notional amount	Currency	USD Notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Morgan Stanley Capital Services, Inc.	Campbell Soup Company	5,000,000	USD	$5,000,000	1.000%	Quarterly	Dec 2020	($106,522)	($41,927)	($148,449)
Morgan Stanley Capital Services, Inc.	Lowe's Companies, Inc.	5,000,000	USD	5,000,000	1.000%	Quarterly	Dec 2020	(143,835)	(12,152)	(155,987)
Morgan Stanley Capital Services, Inc.	The Kroger Company	6,000,000	USD	6,000,000	1.000%	Quarterly	Dec 2020	(111,228)	(18,044)	(129,272)
Morgan Stanley Capital Services, Inc.	The Proctor & Gamble Company	6,000,000	USD	6,000,000	1.000%	Quarterly	Dec 2020	(144,690)	(49,141)	(193,831)
Morgan Stanley Capital Services, Inc.	The Walt Disney Company	6,000,000	USD	6,000,000	1.000%	Quarterly	Dec 2020	(172,146)	(12,981)	(185,127)
Morgan Stanley Capital Services, Inc.	Wal-Mart Stores, Inc.	6,000,000	USD	6,000,000	1.000%	Quarterly	Dec 2020	(135,135)	(40,422)	(175,557)
Morgan Stanley Capital Services, Inc.	American Express Company	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(211,377)	(32,460)	(243,837)
Morgan Stanley Capital Services, Inc.	AT&T Inc.	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(38,950)	(58,918)	(97,868)
Morgan Stanley Capital Services, Inc.	Caterpillar Inc.	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(130,374)	(78,355)	(208,729)
Morgan Stanley Capital Services, Inc.	General Electric Company	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(180,026)	(58,220)	(238,246)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       24

Credit default swaps - Buyer (continued)

Counterparty (OTC)	Reference obligation	Notional amount	Currency	USD Notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Morgan Stanley Capital Services, Inc.	Simon Property Group, L.P.	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(81,346)	21,661	(59,685)
Morgan Stanley Capital Services, Inc.	The Boeing Company	7,000,000	USD	7,000,000	1.000%	Quarterly	Dec 2021	(223,987)	(42,243)	(266,230)
Morgan Stanley Capital Services, Inc.	Xerox Corp.	10,000,000	USD	10,000,000	1.000%	Quarterly	Dec 2021	270,010	(276,662)	(6,652)
				$86,000,000				($1,409,606)	($699,864)	($2,109,470)

Derivative currency abbreviations

CAD	Canadian Dollar
USD	United States Dollar

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       25

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Investments, at value (Cost $972,816,127)	$1,010,604,378
Cash	1,336,234
Cash held at broker for futures contracts	247,000
Cash segregated at custodian for OTC derivative contracts	1,820,000
Receivable for investments sold	12,327,811
Receivable for fund shares sold	1,042,973
Unrealized appreciation on forward foreign currency contracts	5,465
Dividends and interest receivable	14,644,387
Other receivables and prepaid expenses	81,533
Total assets	1,042,109,781
Liabilities
Payable for investments purchased	18,284,668
Unrealized depreciation on forward foreign currency contracts	3,100
Payable for fund shares repurchased	3,027,244
Swap contracts, at value (including net unamortized upfront payment of $1,409,606)	2,109,470
Payable for futures variation margin	26,720
Distributions payable	250,783
Payable to affiliates
Accounting and legal services fees	58,968
Transfer agent fees	67,034
Distribution and service fees	11,715
Other liabilities and accrued expenses	179,233
Total liabilities	24,018,935
Net assets	$1,018,090,846
Net assets consist of
Paid-in capital	$1,694,071,590
Undistributed net investment income	736,732
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap agreements	(713,704,253)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	36,986,777
Net assets	$1,018,090,846

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       26

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($367,470,839 ÷ 103,794,893 shares)[1]	$3.54
Class B ($13,505,493 ÷ 3,809,970 shares)[1]	$3.54
Class C ($121,349,163 ÷ 34,292,747 shares)[1]	$3.54
Class I ($211,992,139 ÷ 59,974,676 shares)	$3.53
Class R6 ($1,757,114 ÷ 497,467 shares)	$3.53
Class NAV ($302,016,098 ÷ 85,440,604 shares)	$3.53
Maximum offering price per share
Class A (net asset value per share ÷ 96%)[2]	$3.69

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       27

STATEMENT OF OPERATIONS   For the year ended 5-31-17

Investment income
Interest	$58,334,832
Dividends	1,291,107
Less foreign taxes withheld	(24,640)
Total investment income	59,601,299
Expenses
Investment management fees	4,597,018
Distribution and service fees	2,118,321
Accounting and legal services fees	214,825
Transfer agent fees	710,434
Trustees' fees	11,900
State registration fees	92,684
Printing and postage	158,951
Professional fees	188,011
Custodian fees	125,797
Other	11,185
Total expenses	8,229,126
Less expense reductions	(70,009)
Net expenses	8,159,117
Net investment income	51,442,182
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(31,880,881)
Futures contracts	(611,332)
Swap contracts	(158,824)
(32,651,037)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	88,695,926
Futures contracts	(47,251)
Swap contracts	(597,756)
88,050,919
Net realized and unrealized gain	55,399,882
Increase in net assets from operations	$106,842,064

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       28

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$51,442,182	$41,704,416
Net realized loss	(32,651,037)	(54,710,784)
Change in net unrealized appreciation (depreciation)	88,050,919	(5,861,228)
Increase (decrease) in net assets resulting from operations	106,842,064	(18,867,596)
Distributions to shareholders
From net investment income
Class A	(20,770,210)	(17,300,627)
Class B	(836,890)	(1,303,924)
Class C	(5,500,450)	(4,970,500)
Class I	(7,192,912)	(2,475,223)
Class R6[1]	(21,620)	—
Class NAV	(19,918,700)	(19,716,666)
Total distributions	(54,240,782)	(45,766,940)
From fund share transactions	286,552,373	(73,456,528)
Total increase (decrease)	339,153,655	(138,091,064)
Net assets
Beginning of year	678,937,191	817,028,255
End of year	$1,018,090,846	$678,937,191
Undistributed net investment income	$736,732	$2,274,484

1	The inception date for Class R6 shares is 10-31-16.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       29

Financial highlights

Class A Shares Period ended	5-31-17		5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$3.32		$3.62	$3.94	$3.90		$3.42
Net investment income[1]	0.19		0.20	0.22	0.24		0.25
Net realized and unrealized gain (loss) on investments	0.23		(0.28)	(0.29)	0.06		0.47
Total from investment operations	0.42		(0.08)	(0.07)	0.30		0.72
Less distributions
From net investment income	(0.20)		(0.22)	(0.25)	(0.26)		(0.24)
Net asset value, end of period	$3.54		$3.32	$3.62	$3.94		$3.90
Total return (%)[2,3]	13.10		(2.03)	(1.77)	8.00		21.81
Ratios and supplemental data
Net assets, end of period (in millions)	$367		$258	$321	$383		$402
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96		0.97	0.95	0.98		1.05
Expenses including reductions	0.96		0.96	0.94	0.97		1.05
Net investment income	5.58		6.01	5.84	6.25		6.87
Portfolio turnover (%)	65	[4]	89	80	75	[4]	103

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       30

Class B Shares Period ended	5-31-17		5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$3.32		$3.63	$3.94	$3.90		$3.42
Net investment income[1]	0.17		0.17	0.19	0.21		0.22
Net realized and unrealized gain (loss) on investments	0.23		(0.29)	(0.28)	0.06		0.48
Total from investment operations	0.40		(0.12)	(0.09)	0.27		0.70
Less distributions
From net investment income	(0.18)		(0.19)	(0.22)	(0.23)		(0.22)
Net asset value, end of period	$3.54		$3.32	$3.63	$3.94		$3.90
Total return (%)[2,3]	12.23		(3.07)	(2.27)	7.20		20.91
Ratios and supplemental data
Net assets, end of period (in millions)	$14		$19	$29	$44		$54
Ratios (as a percentage of average net assets):
Expenses before reductions	1.72		1.74	1.74	1.75		1.80
Expenses including reductions	1.71		1.73	1.74	1.75		1.80
Net investment income	4.85		5.22	5.07	5.49		6.12
Portfolio turnover (%)	65	[4]	89	80	75	[4]	103

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       31

Class C Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14	5-31-13
Per share operating performance
Net asset value, beginning of period	$3.31	$3.62	$3.94	$3.90	$3.42
Net investment income[1]	0.17	0.18	0.19	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.24	(0.30)	(0.29)	0.06	0.48
Total from investment operations	0.41	(0.12)	(0.10)	0.27	0.70
Less distributions
From net investment income	(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Total distributions	(0.18)	(0.19)	(0.22)	(0.23)	(0.22)
Net asset value, end of period	$3.54	$3.31	$3.62	$3.94	$3.90
Total return (%)[2,3]	12.26	(2.77)	(2.51)	7.21	20.92
Ratios and supplemental data
Net assets, end of period (in millions)	$121	$79	$100	$123	$130
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	1.73	1.71	1.73	1.80
Expenses including reductions	1.71	1.72	1.70	1.72	1.80
Net investment income	4.83	5.26	5.09	5.50	6.12
Portfolio turnover (%)	65 [4]	89	80	75 [4]	103

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       32

Class I Shares Period ended	5-31-17		5-31-16	5-31-15	5-31-14		5-31-13
Per share operating performance
Net asset value, beginning of period	$3.31		$3.62	$3.93	$3.90		$3.41
Net investment income[1]	0.20		0.21	0.23	0.25		0.27
Net realized and unrealized gain (loss) on investments	0.23		(0.29)	(0.28)	0.05		0.48
Total from investment operations	0.43		(0.08)	(0.05)	0.30		0.75
Less distributions
From net investment income	(0.21)		(0.23)	(0.26)	(0.27)		(0.26)
Net asset value, end of period	$3.53		$3.31	$3.62	$3.93		$3.90
Total return (%)[2]	13.42		(2.07)	(1.28)	8.05		22.58
Ratios and supplemental data
Net assets, end of period (in millions)	$212		$34	$45	$58		$40
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70		0.72	0.75	0.72		0.72
Expenses including reductions	0.69		0.71	0.72	0.72		0.72
Net investment income	5.81		6.24	6.05	6.44		7.21
Portfolio turnover (%)	65	[3]	89	80	75	[3]	103

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Excludes merger activity.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       33

Class R6 Shares Period ended	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$3.46
Net investment income[2]	0.11
Net realized and unrealized gain on investments	0.08
Total from investment operations	0.19
Less distributions
From net investment income	(0.12)
Net asset value, end of period	$3.53
Total return (%)[3]	5.73	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.61	[5]
Expenses including reductions	0.58	[5]
Net investment income	5.68	[5]
Portfolio turnover (%)	65	[6,7]

1	The inception date for Class R6 shares is 10-31-16.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.
7	The portfolio turnover is shown for the period from 6-1-16 to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       34

Class NAV Shares Period ended	5-31-17		5-31-16	5-31-15	5-31-14[1]
Per share operating performance
Net asset value, beginning of period	$3.31		$3.62	$3.93	$3.85
Net investment income[2]	0.21		0.21	0.23	0.15
Net realized and unrealized gain (loss) on investments	0.23		(0.29)	(0.27)	0.10
Total from investment operations	0.44		(0.08)	(0.04)	0.25
Less distributions
From net investment income	(0.22)		(0.23)	(0.27)	(0.17)
Net asset value, end of period	$3.53		$3.31	$3.62	$3.93
Total return (%)[3]	13.56		(1.93)	(1.11)	6.62	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$302		$290	$321	$603
Ratios (as a percentage of average net assets):
Expenses before reductions	0.59		0.59	0.56	0.56	[5]
Expenses including reductions	0.58		0.58	0.55	0.55	[5]
Net investment income	5.97		6.39	6.24	6.39	[5]
Portfolio turnover (%)	65	[6]	89	80	75	[6,7]

1	The inception date for Class NAV shares is 10-21-13.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	Excludes merger activity.
7	The portfolio turnover is shown for the period from 6-1-13 to 5-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       35

Notes to financial statements

Note 1 — Organization

John Hancock High Yield Fund, formerly John Hancock Focused High Yield Fund (the fund), is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek high current income. Capital appreciation is a secondary goal.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Effective October 28, 2016, John Hancock Focused High Yield Fund changed its name to John Hancock High Yield Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       36

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2017, by major security category or type:

	Total value at 5-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$863,083,478	—	$863,083,478	—
Convertible bonds	1,546,050	—	1,546,050	—
Term loans	54,212,741	—	54,212,741	—
Capital preferred securities	1,351,000	—	1,351,000	—
Collateralized mortgage obligations	6,499,609	—	6,499,609	—
Asset backed securities	2,911,467	—	2,911,467	—
Common stocks	16,060,668	$4,632,656	11,428,012	—
Preferred securities	25,644,964	22,867,469	—	$2,777,495
Escrow certificates	180	—	—	180
Warrants	14,633	14,633	—	—
Purchased options	20,588	—	20,588	—
Short-term investments	39,259,000	—	39,259,000	—
Total investments in securities	$1,010,604,378	$27,514,758	$980,311,945	$2,777,675
Other financial instruments:
Futures	($104,307)	($104,307)	—	—
Forward foreign currency contracts	2,365	—	$2,365	—
Credit default swaps	(2,109,470)	—	(2,109,470)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       37

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At May 31, 2017, the fund had $5,320,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes.The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       38

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $4,155.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of May 31, 2017, the fund has a capital loss carryforward of $711,954,050 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2017:

Capital loss carryforward expiring at May 31		No expiration date
2018	2019	Short-term	Long-term
$125,324,964	$104,329,868	$26,256,464	$456,042,754

Availability of a certain amount of the loss carryforward, which was acquired in a merger, may be limited in a given year.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains distributions, if any, are distributed annually.

The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$54,240,782	$45,766,940

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       39

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the components of distributable earnings on a tax basis consisted of $464,406 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to expiration of capital loss carryforwards, wash sale deferrals, derivative transactions, merger related transactions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the portfolio's custodian and is noted in the accompanying portfolio of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions due to margin requirements of the exchanges where the instruments are traded. The exchange stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       40

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2017, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging up to $32.4 million as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2017, the fund used forward foreign currency contracts to manage against anticipated currency exchange rates of the fund. The fund held forward foreign currency contracts with notional values ranging up to $23.8 million as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.

During the year ended May 31, 2017, the fund used purchased options to manage against anticipated currency exchange rates. The fund held purchased options with market values ranging from $20,600 to $273,800, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       41

The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended May 31, 2017, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $34.0 million to $86.0 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$5,465	($3,100)
Foreign currency	Investments, at value*	Purchased options	20,588	—
Credit	Swap contracts, at value	Credit default swaps	—	(2,109,470)
Interest rate	Receivable/payable for futures	Futures†	—	(104,307)
			$26,053	($2,216,877)
* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statement of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Swap contracts	Investments and foreign currency transactions [2]	Total
Credit	—	—	($158,824)	—	($158,824)
Foreign currency	($78,795)	—	—	$63,708	(15,087)
Interest rate	—	($611,332)	—	—	(611,332)
Total	($78,795)	($611,332)	($158,824)	$63,708	($785,243)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
[2] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       42

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Swap contracts	Investments and translation of assets and liabilities in foreign currencies [2]	Total
Credit	—	—	($597,756)	—	($597,756)
Foreign currency	(264,856)	—	—	$2,365	(262,491)
Interest rate	—	(47,251)	—	—	(47,251)
Total	($264,856)	($47,251)	($597,756)	$2,365	($907,498)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
[2] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor on an annual basis, equal to the sum of: (a) 0.6250% of the first $75 million of the fund's average daily net assets, (b) 0.5625% of the next $75 million of the fund's average daily net assets, (c) 0.5000% of the next $350 million of the fund's average daily net assets, (d) 0.4750% of the next $2 billion of the fund's average daily net assets and (e) 0.4500% of the fund's average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.72% for Class I shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement for Class I will expire on September 30,

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       43

2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis, attributable to the class. The fee waiver and/or reimbursement expires on September 30, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended May 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$27,058	Class R6	$88
Class B	1,238	Class NAV	24,147
Class C	8,237	Total	$70,009
Class I	9,241

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.50% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $467,381 for the year ended May 31, 2017. Of this amount, $66,645 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $388,012 was paid as sales commissions to broker-dealers and $12,724 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2017, CDSCs received by the Distributor amounted to $2,974, $22,245 and $6,086 for Class A, Class B and Class C shares, respectively.

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Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$883,875	$432,463
Class B	161,861	19,911
Class C	1,072,585	131,010
Class I	—	126,991
Class R6	—	59
Total	$2,118,321	$710,434

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	15,323,640	$52,945,435	13,092,181	$42,773,141
Issued in reorganization (Note 11)	66,603,384	230,507,652	—	—
Distributions reinvested	5,311,495	18,418,082	4,456,743	14,837,248
Repurchased	(61,192,907)	(212,301,598)	(28,284,113)	(95,980,305)
Net increase (decrease)	26,045,612	$89,569,571	(10,735,189)	($38,369,916)
Class B shares
Sold	110,333	$383,685	142,686	$482,892
Distributions reinvested	220,298	761,174	348,906	1,163,504
Repurchased	(2,111,651)	(7,294,276)	(2,993,317)	(10,013,525)
Net decrease	(1,781,020)	($6,149,417)	(2,501,725)	($8,367,129)
Class C shares
Sold	1,948,370	$6,744,655	1,482,865	$4,979,173
Issued in reorganization (Note 11)	14,380,979	49,739,491	—	—
Distributions reinvested	1,473,554	5,107,724	1,338,151	4,451,970
Repurchased	(7,351,840)	(25,515,345)	(6,672,025)	(22,283,098)
Net increase (decrease)	10,451,063	$36,076,525	(3,851,009)	($12,851,955)

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       45

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class I shares
Sold	41,645,244	$145,005,215	4,485,768	$14,641,288
Issued in reorganization (Note 11)	29,381,629	101,504,714	—	—
Distributions reinvested	1,981,847	6,911,630	626,930	2,086,185
Repurchased	(23,161,029)	(80,317,690)	(7,499,048)	(24,813,905)
Net increase (decrease)	49,847,691	$173,103,869	(2,386,350)	($8,086,432)
Class R6 shares[1]
Sold	473,790	$1,656,084	—	—
Issued in reorganization (Note 11)	28,281	97,722	—	—
Distributions reinvested	3,499	12,346	—	—
Repurchased	(8,103)	(28,481)	—	—
Net increase	497,467	$1,737,671	—	—
Class NAV shares
Sold	6,555,341	$22,352,680	11,908,157	$38,342,542
Issued in reorganization (Note 11)	19,300,015	66,688,326	—	—
Distributions reinvested	5,347,467	18,439,607	5,929,589	19,716,666
Repurchased	(33,290,131)	(115,266,459)	(19,102,396)	(63,840,304)
Net decrease	(2,087,308)	($7,785,846)	(1,264,650)	($5,781,096)
Total net increase (decrease)	82,973,505	$286,552,373	(20,738,923)	($73,456,528)

1The inception date for Class R6 shares is 10-31-16.

Affiliates of the fund owned 5% and 100% of Class R6 shares and Class NAV shares, respectively, of the fund on May 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $582,615,683 and $765,864,800, respectively, for the year ended May 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2017, funds within the John Hancock group of funds complex held 29% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	11.5%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	5.9%

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       46

Note 9 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended May 31, 2017, is set forth below:

					Dividends and distributions
Affiliate	Beginning share amount	Shares purchased	Shares terminated	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Ending value
Trump Entertainment Resorts, Inc.	557,205	—	(557,205)	—	—	—	($15,932,586)	—

Note 10 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended May 31, 2017, the fund engaged in purchases amounting to $8,469,368.

Note 11 — Reorganization

On September 30, 2016, the shareholders of Core High Yield Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of Focused High Yield Fund* (the Acquiring Fund) with a value equal to the net assets transferred.

The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to Acquired Fund's shareholders of such Acquiring Fund's shares. The reorganization was intended to consolidate the Acquired Fund with a fund with a similar investment objective and achieve economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.

Based on the opinion of tax counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or its shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund's identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the expenses of the reorganization were borne by the Acquired Fund. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on October 28, 2016. The following outlines the reorganization:

Acquiring Fund	Acquired Fund	Net asset value of the Acquired Fund	Depreciation of the Acquired Fund investment	Shares redeemed by the Acquired Fund	Shares issued by the Acquiring Fund	Acquiring Fund net assets prior to combination	Acquiring Fund total net assets after combination
Focused High Yield Fund*	Core High Yield Fund	$448,537,905	($5,864,537)	46,854,645	129,694,288	$705,343,119	$1,153,881,024

*Focused High Yield Fund changed its name to High Yield Fund on October 28, 2016.

Because the combined portfolio has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund's Statement of operations at May 31, 2017. See Note 6 for capital shares issued in connection with the above referenced reorganizations.

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Assuming the acquisition had been completed on June 1, 2016, the beginning of the reporting period, the Acquiring Fund's pro forma results of operations for the year ended May 31, 2017 are as follows:

Net investment income	$61,162,572
Net realized and unrealized gain (loss)	71,562,513
Increase (decrease) in net assets from operations	$132,725,085

Note 12 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High Yield Fund (formerly known as John Hancock Focused High Yield Fund):

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock High Yield Fund (formerly known as John Hancock Focused High Yield Fund) (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       49

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       50

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       51

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       52

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       53

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       54

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK HIGH YIELD FUND       55

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock High Yield Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF376181	57A 5/17 7/17

John Hancock

Global Short Duration Credit Fund

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Short Duration Credit Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
23	Financial statements
26	Financial highlights
27	Notes to financial statements
36	Auditor's report
37	Tax information
38	Trustees and Officers
42	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return consisting of current income and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

The Bloomberg Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and emerging markets high yield corporate bonds with maturities in the one to five year range.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Strong performance for the credit sectors

Improving global growth provided a firm underpinning for the credit-sensitive segments of the bond market.

The fund underperformed its benchmark

Although the fund generated a strong, double-digit return, it trailed the Bloomberg Barclays Global High Yield Corporate 1-5 Year Index.

Mixed results from the fund's positioning

An emphasis on the credit sectors was a plus, but sector allocations and individual security selection both modestly detracted from results.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       3

Discussion of fund performance

An interview with Portfolio Manager John F. Addeo, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

John F. Addeo, CFA
Portfolio Manager
John Hancock Asset Management

How did the global high-yield markets perform during the 12 months ended May 31, 2017?

High-yield bonds (generally those rated BB and below) generated a robust gain of 11.02%, as gauged by the fund's benchmark, the Bloomberg Barclays Global High Yield Corporate 1-5 Year Index. Credit-sensitive fixed-income investments gained a significant boost from the combination of rising global growth, an improving outlook for defaults, and investors' appetite for higher-risk, higher-yielding assets. Together, these factors more than outweighed the headwinds created by political risk and the U.S. Federal Reserve's decision to tighten monetary policy.

What aspects of the fund's positioning helped and hurt performance?

The fund underperformed its benchmark in the annual period. With regard to its allocations among the various asset classes, the fund was aided by its tilt toward the credit sectors and its corresponding underweight position in government-related bonds. An overweight position in emerging-market high-yield bonds was a further plus, as the category was well supported by the improving prospects for global growth and the attendant rally in commodity prices.

Conversely, the fund lost some relative performance through its underweight position in energy-related issues. Positions in securitized debt, which is an area that is not represented in the benchmark, also detracted. At the industry level, positive selection in the banking, mining, independent energy, and wireless areas was counterbalanced by weaker relative returns in certain industrial, retail, and pharmaceutical issues.

How was the fund positioned at the close of the period?

We continue to employ a bottom-up, research-driven approach designed to take advantage of our best ideas anywhere in the world credit markets. Generally speaking, our goal is to assume risk at the individual security level through positions in specific issues where we see a positive risk/return equation. In many cases, we look for bonds that we believe have fallen to unreasonably low levels

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       4

"Credit-sensitive fixed-income investments gained a significant boost from the combination of rising global growth, an improving outlook for defaults, and investors' continued appetite for higher-risk, higher-yielding assets."
due to concerns about a potential default, or where the possibility of a credit-rating upgrade is not yet reflected in prices.

At the close of the period, approximately half of the portfolio was invested in the United States, with about 17% in Asia and the remainder allocated to other regions. We continued to emphasize high-yield bonds on the belief that this segment offered a favorable risk/return trade-off, but we also held meaningful positions in select investment-grade issues, securitized assets, and senior loans.

We have sought to mitigate broader market risk by favoring a higher-quality positioning relative to the benchmark, which we see as a prudent strategy given how well the credit markets have performed in the past 12 months. We have found BB-rated bonds, in particular, to be a source of compelling value.

QUALITY COMPOSITION AS OF 5/31/17 (%)

AAA	0.5
AA	0.4
A	1.8
BBB	10.9
BB	29.0
B	39.8
CCC and below	7.8
Not rated	3.8
Equity	2.3
Short-term investments and other	3.7

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 5-31-17 and do not reflect subsequent downgrades or upgrades, if any.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       5

We have also made an effort to manage interest-rate risk by keeping duration below that of the benchmark. The portfolio's duration was 2.23 years as of May 31, 2017, compared with 2.85 for the index. We believe this relatively conservative approach is appropriate for where we are in both the interest-rate and credit cycles.

MANAGED BY

John F. Addeo, CFA On the fund since inception Investing since 1984
Daniel S. Janis III On the fund since inception Investing since 1984
Dennis F. McCafferty, CFA On the fund since inception Investing since 1999
Endre Pedersen On the fund since inception Investing since 1999

SECTOR COMPOSITION AS OF 5/31/17 (%)

The views expressed in this report are exclusively those of John F. Addeo, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge	SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	Since inception[2]	Since inception[2]	as of 5-31-17	as of 5-31-17
Class NAV[3]	10.20	3.55	13.46	4.10	4.10
Index 1†	11.02	3.04	11.42	—	—
Index 2†	12.74	5.26	20.35	—	—

Performance figures assume all distributions have been reinvested.

The expense ratio of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), is set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratio is as follows:

Class NAV
Gross/Net (%)	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for the fund.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays Global High Yield Corporate 1-5 Year Index; Index 2 is the Bloomberg Barclays Global High Yield Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Short Duration Credit Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class NAV[3]	10-21-13	11,346	11,346	11,142	12,035

The Bloomberg Barclays Global High Yield Corporate 1-5 Year Index is an unmanaged index composed of U.S., European and Emerging Markets high yield corporate bonds with maturities in the one to five year range.

The Bloomberg Barclays Global High Yield Index is an unmanaged index composed of U.S., European and Emerging Markets high yield bonds with at least one year until final maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of reimbursements and waivers.
2	From 10-21-13.
3	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       9

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class NAV	Actual expenses/actual returns	$1,000.00	$1,048.50	$4.14	0.81%
	Hypothetical example for comparison purposes	1,000.00	1,020.90	4.08	0.81%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       10

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 72.3%					$237,275,845
(Cost $232,671,178)
Argentina 0.7%					2,249,400
YPF SA (S)	8.500	03-23-21		2,000,000	2,249,400
Australia 1.8%					5,966,208
Australia & New Zealand Banking Group, Ltd. (6.750% to 6-15-26, then 5 Year U.S. ISDAFIX + 5.168%) (Q)	6.750	06-15-26		2,200,000	2,438,858
FMG Resources August 2006 Pty, Ltd. (S)	4.750	05-15-22		2,720,000	2,752,300
FMG Resources August 2006 Pty, Ltd. (S)	5.125	05-15-24		440,000	443,850
FMG Resources August 2006 Pty, Ltd. (S)	6.875	04-01-22		320,000	331,200
Barbados 0.1%					426,200
Columbus Cable Barbados, Ltd. (S)	7.375	03-30-21		400,000	426,200
Bermuda 0.3%					975,171
Weatherford International, Ltd.	7.750	06-15-21		924,000	975,171
Brazil 2.7%					8,708,012
Banco BTG Pactual SA (S)	5.750	09-28-22		1,920,000	1,735,776
Banco do Brasil SA (S)	5.375	01-15-21		1,000,000	1,030,380
Braskem Finance, Ltd. (S)	5.750	04-15-21		1,000,000	1,043,800
Cia de Saneamento Basico do Estado de Sao Paulo (S)	6.250	12-16-20		1,000,000	1,027,000
Odebrecht Finance, Ltd. (S)	8.250	04-25-18	BRL	2,250,000	451,954
Odebrecht Offshore Drilling Finance, Ltd. (S)	6.750	10-01-23		826,900	322,491
Petrobras Global Finance BV	4.875	03-17-20		1,430,000	1,455,025
Vale Overseas, Ltd.	5.875	06-10-21		1,525,000	1,641,586
Canada 1.9%					6,346,968
First Quantum Minerals, Ltd. (S)	7.250	05-15-22		800,000	824,000
First Quantum Minerals, Ltd. (S)	7.500	04-01-25		600,000	604,125
Gateway Casinos & Entertainment, Ltd. (S)	8.250	03-01-24		795,000	827,794
GW Honos Security Corp. (S)	8.750	05-15-25		660,000	679,800
Kronos Acquisition Holdings, Inc. (S)	9.000	08-15-23		855,000	840,978
Lundin Mining Corp. (S)	7.500	11-01-20		640,000	676,870
Norbord, Inc. (S)	6.250	04-15-23		805,000	857,325
NOVA Chemicals Corp. (S)	5.250	08-01-23		610,000	618,388
Tervita Escrow Corp. (S)	7.625	12-01-21		410,000	417,688
Cayman Islands 1.2%					3,747,343
Biostime International Holdings, Ltd.	7.250	06-21-21		1,000,000	1,047,506
Biostime International Holdings, Ltd. (S)	7.250	06-21-21		1,100,000	1,152,257
Times Property Holdings, Ltd.	11.450	03-05-20		1,400,000	1,547,580

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       11

	Rate (%)	Maturity date	Par value^	Value
China 4.7%				$15,555,966
Agile Group Holdings, Ltd.	8.375	02-18-19	2,700,000	2,817,820
BCP Singapore VI Cayman Financing Company, Ltd. (S)	8.000	04-15-21	1,000,000	1,010,000
Future Land Development Holdings, Ltd.	6.250	11-12-17	2,000,000	2,019,904
KWG Property Holding, Ltd.	8.975	01-14-19	1,000,000	1,043,658
Logan Property Holdings Company, Ltd.	9.750	12-08-17	2,300,000	2,365,550
Parkson Retail Group, Ltd.	4.500	05-03-18	3,000,000	2,978,679
West China Cement, Ltd.	6.500	09-11-19	3,200,000	3,320,355
Colombia 0.6%				2,052,000
Transportadora de Gas Internacional SA ESP (S)	5.700	03-20-22	2,000,000	2,052,000
France 0.5%				1,496,250
SFR Group SA (S)	6.250	05-15-24	1,425,000	1,496,250
Guatemala 0.5%				1,597,350
Comcel Trust (S)	6.875	02-06-24	1,500,000	1,597,350
Hong Kong 2.8%				9,089,214
FPT Finance, Ltd.	6.375	09-28-20	2,500,000	2,717,500
HeSteel Hong Kong Company, Ltd.	4.250	04-07-20	2,800,000	2,786,423
Melco Resorts Finance, Ltd.	5.000	02-15-21	3,000,000	3,078,900
RKI Overseas Finance 2016 A, Ltd.	5.000	08-09-19	500,000	506,391
India 2.4%				7,770,644
Greenko Investment Company (S)	4.875	08-16-23	600,000	583,629
Greenko Investment Company	4.875	08-16-23	1,000,000	972,715
JSW Steel, Ltd.	4.750	11-12-19	3,000,000	3,039,300
Vedanta Resources PLC	7.125	05-31-23	800,000	821,000
Vedanta Resources PLC	8.250	06-07-21	2,200,000	2,354,000
Indonesia 3.7%				12,256,389
Bukit Makmur Mandiri Utama PT (S)	7.750	02-13-22	1,700,000	1,740,860
Bukit Makmur Mandiri Utama PT	7.750	02-13-22	450,000	460,816
MPM Global Pte, Ltd.	6.750	09-19-19	2,500,000	2,599,948
Pertamina Persero PT	6.450	05-30-44	1,700,000	1,977,000
Perusahaan Gas Negara Persero Tbk PT	5.125	05-16-24	1,400,000	1,505,214
Perusahaan Listrik Negara PT (S)	4.125	05-15-27	2,700,000	2,670,804
Saka Energi Indonesia PT (S)	4.450	05-05-24	1,300,000	1,301,747
Ireland 0.4%				1,279,786
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	1,200,000	1,279,786
Jamaica 0.2%				712,863
Digicel, Ltd. (S)	6.000	04-15-21	345,000	334,650
Digicel, Ltd. (S)	6.750	03-01-23	395,000	378,213

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       12

	Rate (%)	Maturity date	Par value^		Value
Luxembourg 1.9%					$6,360,518
Allergan Funding SCS	2.350	03-12-18		400,000	401,750
Altice Financing SA (S)	6.500	01-15-22		1,000,000	1,050,000
ARD Finance SA, PIK	7.125	09-15-23		775,000	808,093
Intelsat Jackson Holdings SA	5.500	08-01-23		905,000	746,625
Intelsat Jackson Holdings SA	7.500	04-01-21		490,000	436,100
Mallinckrodt International Finance SA (S)	5.750	08-01-22		1,220,000	1,198,650
Wind Acquisition Finance SA (S)	7.375	04-23-21		1,650,000	1,719,300
Mauritius 0.8%					2,510,899
HT Global IT Solutions Holdings, Ltd.	7.000	07-14-21		2,400,000	2,510,899
Mexico 2.8%					9,150,340
America Movil SAB de CV	6.000	06-09-19	MXN	28,210,000	1,448,005
America Movil SAB de CV	7.125	12-09-24	MXN	13,000,000	653,751
BBVA Bancomer SA (S)	6.500	03-10-21		1,000,000	1,101,250
Grupo Cementos de Chihuahua SAB de CV (S)	8.125	02-08-20		1,000,000	1,035,000
Nemak SAB de CV (S)	5.500	02-28-23		950,000	982,063
Petroleos Mexicanos	5.500	01-21-21		820,000	871,660
Petroleos Mexicanos	6.000	03-05-20		530,000	572,861
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		2,500,000	2,485,750
Netherlands 1.4%					4,551,262
ING Groep NV (6.000% to 4-16-20, then 5 Year U.S. Swap Rate + 4.445%) (Q)	6.000	04-16-20		1,060,000	1,089,998
Jababeka International BV	6.500	10-05-23		2,800,000	2,878,064
NXP BV (S)	4.625	06-01-23		540,000	583,200
Peru 0.3%					1,036,250
Inkia Energy, Ltd. (S)	8.375	04-04-21		1,000,000	1,036,250
Russia 0.9%					3,054,300
ALROSA Finance SA (S)	7.750	11-03-20		850,000	969,729
Severstal OAO (S)	5.900	10-17-22		1,000,000	1,098,380
VimpelCom Holdings BV (S)	7.504	03-01-22		855,000	986,191
Singapore 4.1%					13,418,513
ABJA Investment Company Pte, Ltd.	5.950	07-31-24		1,800,000	1,883,250
Alam Synergy Pte, Ltd.	6.625	04-24-22		2,000,000	1,980,916
Global Logistic Properties, Ltd.	3.875	06-04-25		1,200,000	1,141,864
Pratama Agung Pte, Ltd.	6.250	02-24-20		3,000,000	3,130,137
TBG Global Pte, Ltd.	5.250	02-10-22		3,200,000	3,295,800
Theta Capital Pte, Ltd.	6.750	10-31-26		2,000,000	1,986,546
South Africa 0.2%					713,669
AngloGold Ashanti Holdings PLC	5.375	04-15-20		675,000	713,669
South Korea 0.6%					2,010,000
Woori Bank (5.250% to 5-16-22, then 5 Year CMT + 3.347%) (Q)(S)	5.250	05-16-22		2,000,000	2,010,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       13

	Rate (%)	Maturity date	Par value^	Value
Turkey 0.3%				$1,045,383
Finansbank AS (S)	4.875	05-19-22	1,040,000	1,045,383
United Arab Emirates 0.1%				415,260
Dubai Electricity & Water Authority (S)	7.375	10-21-20	360,000	415,260
United States 33.3%				109,304,382
Activision Blizzard, Inc. (S)	6.125	09-15-23	1,000,000	1,077,500
Ahern Rentals, Inc. (S)	7.375	05-15-23	1,310,000	1,097,125
Aircastle, Ltd.	5.125	03-15-21	480,000	514,200
Alliance Data Systems Corp. (S)	5.375	08-01-22	700,000	708,750
Antero Resources Corp.	5.125	12-01-22	990,000	1,001,138
ASP AMC Merger Sub, Inc. (S)	8.000	05-15-25	795,000	779,100
Avaya, Inc. (H)(S)	10.500	03-01-21	680,000	85,000
Cablevision Systems Corp.	7.750	04-15-18	1,500,000	1,563,270
Cablevision Systems Corp.	8.000	04-15-20	1,000,000	1,122,500
Cablevision Systems Corp.	8.625	09-15-17	211,000	214,693
CCO Holdings LLC	5.125	02-15-23	1,600,000	1,659,008
Cemex Finance LLC (S)	9.375	10-12-22	1,250,000	1,335,000
Cengage Learning, Inc. (S)	9.500	06-15-24	500,000	432,500
Cheniere Corpus Christi Holdings LLC (S)	5.125	06-30-27	525,000	532,219
Chester Downs & Marina LLC (S)	9.250	02-01-20	1,765,000	1,813,538
Citigroup, Inc. (6.125% to 11-15-20, then 3 month LIBOR + 4.478%) (Q)	6.125	11-15-20	1,000,000	1,071,250
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	650,000	669,500
CNO Financial Group, Inc.	4.500	05-30-20	1,420,000	1,469,700
Coeur Mining, Inc. (S)	5.875	06-01-24	515,000	511,138
CommScope Technologies LLC (S)	5.000	03-15-27	680,000	680,000
Community Health Systems, Inc.	5.125	08-01-21	720,000	730,800
Community Health Systems, Inc.	6.250	03-31-23	535,000	552,789
Community Health Systems, Inc.	6.875	02-01-22	60,000	53,325
Community Health Systems, Inc.	7.125	07-15-20	1,065,000	1,047,694
Community Health Systems, Inc.	8.000	11-15-19	865,000	869,325
Covenant Surgical Partners, Inc. (S)	8.750	08-01-19	1,200,000	1,164,000
CSI Compressco LP	7.250	08-15-22	1,855,000	1,780,800
DaVita, Inc.	5.750	08-15-22	1,535,000	1,590,644
Denbury Resources, Inc.	4.625	07-15-23	1,170,000	780,975
Dominion Energy, Inc.	2.500	12-01-19	1,065,000	1,076,015
Eldorado Resorts, Inc.	7.000	08-01-23	1,415,000	1,535,275
EMI Music Publishing Group North America Holdings, Inc. (S)	7.625	06-15-24	400,000	441,000
Energy Transfer LP	2.500	06-15-18	1,050,000	1,055,450
Enova International, Inc.	9.750	06-01-21	1,125,000	1,153,125
Ford Motor Credit Company LLC	2.551	10-05-18	1,010,000	1,016,540
Freeport-McMoRan, Inc. (S)	6.875	02-15-23	750,000	785,625
Frontier Communications Corp.	7.125	01-15-23	1,205,000	1,043,831
Gulfport Energy Corp. (S)	6.375	05-15-25	790,000	784,075

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       14

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
HCA Healthcare, Inc.	6.250	02-15-21	1,000,000	$1,092,500
HCA, Inc.	7.500	02-15-22	950,000	1,094,875
Hilton Grand Vacations Borrower LLC (S)	6.125	12-01-24	700,000	752,500
International Game Technology PLC (S)	5.625	02-15-20	1,250,000	1,321,875
Iron Mountain, Inc.	6.000	08-15-23	1,500,000	1,590,000
Jacobs Entertainment, Inc. (S)	7.875	02-01-24	725,000	764,875
Kraton Polymers LLC (S)	7.000	04-15-25	900,000	947,250
Ladder Capital Finance Holdings LLLP (S)	5.875	08-01-21	785,000	800,700
Laredo Petroleum, Inc.	6.250	03-15-23	705,000	704,119
Level 3 Financing, Inc.	5.625	02-01-23	975,000	1,017,656
MDC Partners, Inc. (S)	6.500	05-01-24	950,000	957,125
MEDNAX, Inc. (S)	5.250	12-01-23	500,000	507,500
MGIC Investment Corp.	5.750	08-15-23	610,000	655,750
MHGE Parent LLC, PIK (S)	8.500	08-01-19	1,025,000	1,030,125
Micron Technology, Inc.	7.500	09-15-23	3,270,000	3,652,918
Microsoft Corp.	1.850	02-06-20	1,540,000	1,547,346
Mohegan Tribal Gaming Authority (S)	7.875	10-15-24	1,315,000	1,357,738
MPLX LP	4.500	07-15-23	575,000	612,294
Nationstar Mortgage LLC	6.500	08-01-18	645,000	651,450
Nationstar Mortgage LLC	7.875	10-01-20	600,000	619,500
NCR Corp.	5.875	12-15-21	1,000,000	1,042,500
Neiman Marcus Group, Ltd. LLC (S)	8.000	10-15-21	695,000	359,663
Neovia Logistics Services LLC (S)	8.875	08-01-20	590,000	472,000
Newfield Exploration Company	5.750	01-30-22	750,000	798,750
NRG Energy, Inc.	6.250	07-15-22	1,905,000	1,946,662
NRG Yield Operating LLC	5.375	08-15-24	1,010,000	1,042,825
Oasis Petroleum, Inc.	6.875	03-15-22	515,000	520,150
Platform Specialty Products Corp. (S)	6.500	02-01-22	1,195,000	1,230,850
Platform Specialty Products Corp. (S)	10.375	05-01-21	1,500,000	1,663,125
PVH Corp.	4.500	12-15-22	1,010,000	1,040,300
Quorum Health Corp.	11.625	04-15-23	825,000	730,125
Radian Group, Inc.	7.000	03-15-21	585,000	656,663
Resolute Energy Corp.	8.500	05-01-20	730,000	742,775
Revlon Consumer Products Corp.	5.750	02-15-21	1,650,000	1,543,757
Reynolds Group Issuer, Inc.	5.750	10-15-20	385,000	395,588
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24	650,000	699,559
Rialto Holdings LLC (S)	7.000	12-01-18	1,103,000	1,122,303
Rice Energy, Inc.	6.250	05-01-22	1,000,000	1,037,500
Rite Aid Corp.	9.250	03-15-20	680,000	703,888
Sanchez Energy Corp.	6.125	01-15-23	645,000	567,600
SBA Communications Corp.	4.875	07-15-22	1,265,000	1,307,694
Scientific Games International, Inc. (S)	7.000	01-01-22	650,000	693,875
Select Medical Corp.	6.375	06-01-21	1,000,000	1,022,500
Simmons Foods, Inc. (S)	7.875	10-01-21	500,000	532,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
SM Energy Company	6.500	11-15-21	1,900,000	$1,919,000
Springleaf Finance Corp.	6.125	05-15-22	405,000	418,325
Springleaf Finance Corp.	6.900	12-15-17	2,800,000	2,870,000
Sprint Communications, Inc.	6.000	11-15-22	500,000	532,500
Sprint Corp.	7.875	09-15-23	815,000	942,344
Standard Industries, Inc. (S)	5.375	11-15-24	455,000	478,319
Standard Industries, Inc. (S)	6.000	10-15-25	700,000	756,000
StandardAero Aviation Holdings, Inc. (S)	10.000	07-15-23	800,000	882,000
Stearns Holdings LLC (S)	9.375	08-15-20	1,010,000	1,030,200
T-Mobile USA, Inc.	6.000	03-01-23	1,500,000	1,595,550
T-Mobile USA, Inc.	6.500	01-15-26	1,170,000	1,291,388
T-Mobile USA, Inc.	6.625	04-01-23	365,000	388,616
Tallgrass Energy Partners LP (S)	5.500	09-15-24	865,000	877,975
Tapstone Energy LLC (S)	9.750	06-01-22	645,000	638,550
Targa Resources Partners LP	5.000	01-15-18	1,000,000	1,008,750
Teekay Offshore Partners LP	6.000	07-30-19	995,000	880,575
Tesoro Logistics LP	6.125	10-15-21	1,125,000	1,177,031
Tesoro Logistics LP	6.250	10-15-22	1,435,000	1,534,553
The Chemours Company	6.625	05-15-23	645,000	688,467
The Hertz Corp. (S)	7.625	06-01-22	535,000	535,000
The Kenan Advantage Group, Inc. (S)	7.875	07-31-23	1,000,000	1,042,500
The Scotts Miracle-Gro Company	6.000	10-15-23	510,000	546,975
Tronox Finance LLC	6.375	08-15-20	700,000	707,000
Tronox Finance LLC (S)	7.500	03-15-22	305,000	316,819
Ultra Resources, Inc. (S)	7.125	04-15-25	270,000	271,013
Uniti Group, Inc.	8.250	10-15-23	1,215,000	1,278,788
Whiting Petroleum Corp.	5.750	03-15-21	810,000	795,825
Whiting Petroleum Corp.	6.250	04-01-23	720,000	714,600
Williams Partners LP	4.875	03-15-24	1,225,000	1,269,406
Windstream Services LLC	7.500	06-01-22	2,000,000	1,850,000
XPO Logistics, Inc. (S)	6.500	06-15-22	675,000	716,648
Virgin Islands, British 1.1%				3,475,305
Huarong Finance II Company, Ltd.	4.875	11-22-26	1,500,000	1,555,311
Reward International Investment, Ltd.	7.250	01-25-20	1,900,000	1,919,994
Capital preferred securities 0.2%				$772,000
(Cost $782,095)
United States 0.2%				772,000
ILFC E-Capital Trust II (P)(S)	4.910	12-21-65	800,000	772,000
Foreign government obligations 1.3%				$4,186,081
(Cost $4,251,857)
Argentina 0.4%				1,433,500
Provincia de Buenos Aires (S)	9.125	03-16-24	300,000	342,000
Republic of Argentina	6.875	04-22-21	1,000,000	1,091,500

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       16

Rate (%)	Maturity date	Par value^	Value
Mexico 0.2%	$541,588
Government of Mexico	10.000	12-05-24	MXN	8,740,000	541,588
Qatar 0.4%	1,174,413
Government of Qatar (S)	2.375	06-02-21	1,175,000	1,174,413
Sri Lanka 0.3%	1,036,580
Republic of Sri Lanka	6.000	01-14-19	1,000,000	1,036,580
Term loans (M) 15.8%	$51,706,080
(Cost $52,305,688)
Canada 0.3%	847,029
Lions Gate Entertainment Corp.	3.995	12-08-23	843,075	847,029
Luxembourg 0.9%	3,031,056
Mallinckrodt International Finance SA	3.897	09-24-24	1,448,834	1,448,022
Misys Europe SA (T)	TBD	04-27-24	1,580,000	1,583,034
Netherlands 0.2%	493,005
Tronox Pigments Holland BV	4.647	03-19-20	488,579	493,005
United States 14.4%	47,334,990
Albertsons LLC	4.401	12-22-22	1,786,534	1,798,253
Ancestry.com Operations, Inc.	4.250	10-19-23	1,131,570	1,140,905
Asurion LLC	4.295	08-04-22	684,237	687,535
Avaya, Inc. (H)	6.314	05-29-20	1,710,000	1,398,883
Avaya, Inc.	8.517	01-24-18	140,000	144,148
Avolon Holdings, Ltd.	3.760	03-20-22	1,610,000	1,630,012
Builders FirstSource, Inc.	4.069	02-29-24	1,050,462	1,046,901
BWAY Corp.	4.245	04-03-24	1,140,000	1,138,336
CareCore National LLC	5.500	03-05-21	518,998	522,891
Catalent Pharma Solutions, Inc.	3.795	05-20-21	211,780	213,957
CBS Radio, Inc. (T)	TBD	10-17-23	675,000	678,935
Checkout Holding Corp.	4.545	04-09-21	372,450	328,378
Consolidated Container Company LLC	4.449	05-09-24	1,250,000	1,256,563
Coral US Company Borrower LLC (T)	TBD	01-31-25	1,145,000	1,149,008
Dell International LLC	3.550	09-07-23	1,293,508	1,300,829
Doncasters US Finance LLC	4.647	04-09-20	1,570,152	1,512,057
Eastman Kodak Company	7.422	09-03-19	434,124	431,954
ExGen Texas Power LLC	5.897	09-16-21	694,530	394,146
Freedom Mortgage Corp.	6.862	02-23-22	895,000	906,188
Gardner Denver, Inc.	4.568	07-30-20	2,082,727	2,086,414
Gates Global LLC	3.500	07-06-21	1,561,334	1,767,552
Grifols Worldwide Operations USA, Inc.	3.200	01-31-25	700,000	701,211
Jazz Acquisition, Inc.	4.647	06-19-21	608,333	590,083
KAR Auction Services, Inc.	4.500	03-09-23	707,850	709,032
Key Safety Systems, Inc.	5.680	08-29-21	1,208,200	1,215,376
Landry's, Inc.	3.745	10-04-23	972,877	972,877

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       17

	Rate (%)		Maturity date	Par value^	Value
United States (continued)
LSC Communications, Inc.	7.045		09-30-22	1,467,385	$1,476,556
Micron Technology, Inc.	3.550		04-26-22	498,744	503,567
Mohegan Tribal Gaming Authority	5.045		09-28-23	2,493,750	2,514,523
Moran Foods LLC	7.045		12-05-23	1,401,488	1,378,713
National Mentor Holdings, Inc.	4.147		01-31-21	1,587,279	1,590,057
Neiman Marcus Group, Ltd. LLC	4.250		10-25-20	1,235,319	959,175
Neustar, Inc. (T)		TBD	02-24-25	635,000	642,144
New Arclin US Holding Corp.	5.670		02-14-24	1,465,000	1,480,573
PetSmart, Inc.	4.010		03-11-22	1,324,970	1,272,104
Project Alpha Intermediate Holding, Inc.	4.670		04-26-24	1,190,000	1,184,550
Rackspace Hosting, Inc.	4.672		11-03-23	986,528	991,874
Select Medical Corp.	4.650		03-06-24	1,200,000	1,210,500
Shearer's Foods LLC	5.084		06-30-21	219,375	218,552
Sprint Communications, Inc.	3.563		02-02-24	500,000	501,355
SUPERVALU, Inc.	5.545		03-21-19	179,709	179,883
Surgery Center Holdings, Inc.	4.750		11-03-20	1,075,259	1,077,947
TerraForm AP Acquisition Holdings LLC	5.647		06-26-22	638,307	643,095
The Goodyear Tire & Rubber Company	3.000		04-30-19	433,333	436,042
TransDigm, Inc.	4.140		06-04-21	977,387	980,935
Twin River Management Group, Inc.	4.647		07-10-20	1,289,309	1,295,756
Ultra Resources, Inc.	4.000		03-23-24	500,000	498,440
Urban One, Inc.	5.080		04-18-23	585,000	576,225
Collateralized mortgage obligations 3.6%					$11,843,688
(Cost $11,563,782)
United States 3.6%					11,843,688
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class F (P) (S)	3.596		04-14-33	2,000,000	1,892,758
BXHTL Mortgage Trust
Series 2015-JWRZ, Class DR2 (P) (S)	4.683		05-15-29	250,000	252,700
Series 2015-JWRZ, Class GL2 (P) (S)	4.683		05-15-29	1,250,000	1,258,954
CGBAM Commercial Mortgage Trust Series 2015-SMRT, Class F (P) (S)	3.912		04-10-28	500,000	493,336
Commercial Mortgage Trust (Deutsche Bank AG) Series 2014-TWC, Class E (P) (S)	4.240		02-13-32	1,500,000	1,508,282
GAHR Commercial Mortgage Trust Series 2015-NRF, Class EFX (P) (S)	3.382		12-15-34	1,000,000	999,039
Great Wolf Trust Series 2015-WOLF, Class E (P) (S)	5.444		05-15-34	2,000,000	2,035,048
GS Mortgage Securities Trust Series 2016-RENT, Class E (P) (S)	4.067		02-10-29	1,360,000	1,358,539
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class DFL (P) (S)	4.642		08-05-34	135,000	134,129
MSCG Trust Series 2016-SNR, Class D (S)	6.550		11-15-34	1,110,000	1,105,457

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       18

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class D (P) (S)	3.559	11-15-29	803,427	$805,446
Asset backed securities 0.8%				$2,633,765
(Cost $2,589,999)
United States 0.8%				2,633,765
Coinstar Funding LLC Series 2017-1A, Class A2 (S)	5.216	04-25-47	145,000	147,327
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	871,725	872,431
VB-S1 Issuer LLC Series 2016-1A, Class F (S)	6.901	06-15-46	1,000,000	1,038,198
Westgate Resorts LLC Series 2015-2A, Class B (S)	4.000	07-20-28	574,062	575,809
			Shares	Value
Common stocks 0.5%				$1,449,452
(Cost $5,129,359)
Colombia 0.2%				478,932
Pacific Exploration and Production Corp. (I)			17,041	478,932
United States 0.3%				970,520
Energy XXI Gulf Coast, Inc. (I)			11,686	304,187
Halcon Resources Corp. (I)			20,409	124,087
SandRidge Energy, Inc. (I)			27,400	542,246
Preferred securities 1.8%				$6,018,923
(Cost $6,052,460)
Israel 0.1%				265,000
	Teva Pharmaceutical Industries, Ltd., 7.000%		530	265,000
United States 1.7%				5,753,923
	Allergan PLC, 5.500%		731	585,363
	DTE Energy Company, 6.500%		11,530	632,075
	GMAC Capital Trust I, 6.967% (P)		91,170	2,326,658
	Kinder Morgan, Inc., 9.750%		12,500	529,750
	NextEra Energy, Inc., 6.123%		11,190	592,958
	Stanley Black & Decker, Inc., 5.375%		10,430	1,087,119
Warrants 0.0%				$4,712
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20) (I)(N)			5,544	4,712
			Shares/Par	Value
Purchased options 0.0%				$21,321
(Cost $127,124)
Put options 0.0%				21,321
Over the Counter Option on the AUD vs. USD (Expiration Date: 6-30-17; Strike Price: AUD 0.68; Counterparty: HSBC) (I)			2,500,000	4

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       19

			Shares/Par	Value
Put options (continued)
Over the Counter Option on the EUR vs. GBP (Expiration Date: 12-14-17; Strike Price: EUR 0.93; Counterparty: RBC Dominion Securities, Inc.) (I)			1,900,000	$14,733
Over the Counter Option on the EUR vs. USD (Expiration Date: 6-19-18; Strike Price: EUR 0.95; Counterparty: RBC Dominion Securities, Inc.) (I)			2,500,000	4,932
Over the Counter Option on the USD vs. CAD (Expiration Date: 3-26-18; Strike Price: $1.20; Counterparty: RBC Dominion Securities, Inc.) (I)			2,000,000	1,652
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.9%				$9,539,000
(Cost $9,539,000)
U.S. Government Agency 2.5%				8,284,000
Federal Home Loan Bank Discount Note	0.637	06-01-17	8,284,000	8,284,000
			Par value^	Value
Repurchase agreement 0.4%				1,255,000
Repurchase Agreement with State Street Corp. dated 5-31-17 at 0.220% to be repurchased at $1,255,008 on 6-1-17, collateralized by $1,310,000 U.S. Treasury Notes, 1.125% due 8-31-21 (valued at $1,283,710, including interest)			1,255,000	1,255,000
Total investments (Cost $325,012,542)† 99.2%				$325,450,867
Other assets and liabilities, net 0.8%				$2,675,756
Total net assets 100.0%				$328,126,623

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       20

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
USD	U.S. Dollar
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(N)	Strike price and/or expiration date not available.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $101,946,508 or 31.1% of the fund's net assets as of 5-31-17.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $326,501,600. Net unrealized depreciation aggregated to $1,050,733, of which $8,452,253 related to appreciated investment securities and $9,502,986 related to depreciated investment securities.

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	60	Short	Sep 2017	($7,544,918)	($7,577,812)	($32,894)
						($32,894)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       21

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	273,725	USD	203,586	Toronto Dominion Bank	6/21/2017	—	($886)
EUR	2,533,802	USD	2,715,680	State Street Bank and Trust Company	6/21/2017	$133,503	—
USD	204,262	CAD	273,725	Royal Bank of Canada	6/21/2017	1,561	—
USD	2,695,763	EUR	2,533,802	JPMorgan Chase Bank N.A.	6/21/2017	—	(153,419)
						$135,064	($154,305)

Derivative currency abbreviations

CAD	Canadian Dollar
EUR	Euro
USD	U.S. Dollar

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       22

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Investments, at value (Cost $325,012,542)	$325,450,867
Cash	1,551,881
Foreign currency, at value (Cost $50,125)	52,451
Cash held at broker for futures contracts	78,000
Receivable for investments sold	1,908,530
Unrealized appreciation on forward foreign currency contracts	135,064
Dividends and interest receivable	4,177,981
Other receivables and prepaid expenses	1,194
Total assets	333,355,968
Liabilities
Payable for investments purchased	4,878,970
Unrealized depreciation on forward foreign currency contracts	154,305
Payable for fund shares repurchased	64,770
Payable for futures variation margin	8,438
Payable to affiliates
Accounting and legal services fees	18,838
Other liabilities and accrued expenses	104,024
Total liabilities	5,229,345
Net assets	$328,126,623
Net assets consist of
Paid-in capital	$365,277,252
Undistributed net investment income	19,241
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(37,563,932)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	394,062
Net assets	$328,126,623

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class NAV ($328,126,623 ÷ 35,697,670 shares)	$9.19

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       23

STATEMENT OF OPERATIONS  For the year ended 5-31-17

Investment income
Interest	$18,290,139
Dividends	333,126
Less foreign taxes withheld	(5,198)
Total investment income	18,618,067
Expenses
Investment management fees	2,340,207
Accounting and legal services fees	75,680
Trustees' fees	5,287
Printing and postage	15,481
Professional fees	89,484
Custodian fees	86,678
Other	8,051
Total expenses	2,620,868
Less expense reductions	(24,517)
Net expenses	2,596,351
Net investment income	16,021,716
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	1,811,677
Futures contracts	(375,104)
1,436,573
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	13,755,369
Futures contracts	1,340
13,756,709
Net realized and unrealized gain	15,193,282
Increase in net assets from operations	$31,214,998

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$16,021,716	$18,864,872
Net realized gain (loss)	1,436,573	(18,251,205)
Change in net unrealized appreciation (depreciation)	13,756,709	(4,015,398)
Increase (decrease) in net assets resulting from operations	31,214,998	(3,401,731)
Distributions to shareholders
From net investment income
Class NAV	(15,928,905)	(20,781,652)
From tax return of capital
Class NAV	(967,895)	—
Total distributions	(16,896,800)	(20,781,652)
From fund share transactions	(1,598,933)	(44,780,998)
Total increase (decrease)	12,719,265	(68,964,381)
Net assets
Beginning of year	315,407,358	384,371,739
End of year	$328,126,623	$315,407,358
Undistributed (accumulated distributions in excess of) net investment income	$19,241	($1,367,807)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       25

Financial highlights

Class NAV Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14[1]
Per share operating performance
Net asset value, beginning of period	$8.79	$9.38	$10.09	$10.00
Net investment income[2]	0.45	0.49	0.53	0.31
Net realized and unrealized gain (loss) on investments	0.43	(0.54)	(0.65)	0.13
Total from investment operations	0.88	(0.05)	(0.12)	0.44
Less distributions
From net investment income	(0.45)	(0.54)	(0.59)	(0.35)
From net realized gain	—	—	— [3]	—
Return of capital	(0.03)	—	—	—
Total distributions	(0.48)	(0.54)	(0.59)	(0.35)
Net asset value, end of period	$9.19	$8.79	$9.38	$10.09
Total return (%)[4]	10.20	(0.27)	(1.16)	4.45	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$328	$315	$384	$150
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	0.81	0.80	0.97	[6]
Expenses including reductions	0.81	0.81	0.79	0.97	[6]
Net investment income	5.00	5.63	5.50	5.20	[6]
Portfolio turnover (%)	74	56	62	44

1	Period from 10-21-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       26

Notes to financial statements

Note 1 — Organization

John Hancock Global Short Duration Credit Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return consisting of current income and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       27

includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of May 31, 2017, by major security category or type:

	Total value at 5-31-17	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$237,275,845	—	$237,275,845	—
Capital preferred securities	772,000	—	772,000	—
Foreign government obligations	4,186,081	—	4,186,081	—
Term loans	51,706,080	—	51,706,080	—
Collateralized mortgage obligations	11,843,688	—	11,843,688	—
Asset backed securities	2,633,765	—	2,633,765	—
Common stocks	1,449,452	$1,449,452	—	—
Preferred securities	6,018,923	6,018,923	—	—
Warrants	4,712	4,712	—	—
Purchased options	21,321	—	21,321	—
Short-term investments	9,539,000	—	9,539,000	—
Total investments in securities	$325,450,867	$7,473,087	$317,977,780	—
Other financial instruments:
Futures	($32,894)	($32,894)	—	—
Forward foreign currency contracts	(19,241)	—	($19,241)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       28

difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At May 31, 2017, the fund had $2,915,000 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       29

of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $2,917.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryforward of $15,968,876 and a long-term capital loss carryforward of $20,138,257 available to offset future net realized capital gains. These carryforwards do not expire.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$15,928,905	$20,781,652
Tax Return of Capital	967,895	—
Total	$16,896,800	$20,781,652

As of May 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       30

the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures are traded on an exchange. Exchange-traded transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2017, the fund used futures contracts to manage duration and maintain diversity of the fund. The fund held futures contracts with notional values ranging up to approximately $19.5 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

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During the year ended May 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $2.8 million to $8.3 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2017, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values ranging from approximately $21,300 to approximately $88,600, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($32,894)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$135,064	(154,305)
Foreign currency	Investments, at value*	Purchased options	21,321	—
			$156,385	($187,199)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the fund's investments.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Investments and foreign currency transactions [2]	Total
Foreign currency	($26,820)	—	$263,303	$236,483
Interest rate	—	($375,104)	—	(375,104)
Total	($26,820)	($375,104)	$263,303	($138,621)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
[2] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statement of operations location - change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Investments and translation of assets and liabilities in foreign currencies [2]	Total
Foreign currency	($97,278)	—	($95,232)	($192,510)
Interest rate	—	$1,340	—	1,340
Total	($97,278)	$1,340	($95,232)	($191,170)
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
[2] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.740% of the first $250 million of the fund's average daily net assets, (b) 0.700% of the next $500 million of the fund's average daily net assets and (c) 0.675% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon

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aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $24,517 for the year ended May 31, 2017.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.72% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the the year ended May 31, 2017 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$5,304,518	4	0.802%	$473

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	4,895,245	$44,014,832	2,957,645	$25,104,234
Distributions reinvested	1,862,517	16,896,800	2,379,933	20,781,652
Repurchased	(6,931,274)	(62,510,565)	(10,451,587)	(90,666,884)
Net decrease	(173,512)	($1,598,933)	(5,114,009)	($44,780,998)
Total net decrease	(173,512)	($1,598,933)	(5,114,009)	($44,780,998)

Affiliates of the Trust owned 100% of Class NAV shares of the fund on May 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $235,793,228 and $229,750,004, respectively, for the year ended May 31, 2017.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2017, funds within the John Hancock group of funds complex held 100% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHF II Multimanager Lifestyle Balanced Portfolio	40.1%
JHF II Multimanager Lifestyle Growth Portfolio	20.5%
JHF II Multimanager Lifestyle Moderate Portfolio	15.9%
JHF II Multimanager Lifestyle Conservative Portfolio	9.7%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Global Short Duration Credit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Short Duration Credit Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, brokers, and agent banks, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       41

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##

Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL SHORT DURATION CREDIT FUND       42

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

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Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

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INCOME FUNDS

Bond

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Floating Rate Income

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Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

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Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Short Duration Credit Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
426A 5/17 7/17

John Hancock

Global Conservative Absolute Return Fund

Annual report 5/31/17

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Global Conservative Absolute Return Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
22	Financial statements
26	Financial highlights
31	Notes to financial statements
43	Auditor's report
44	Tax information
45	Trustees and Officers
49	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term absolute return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/17 (%)

The Bank of America Merrill Lynch 3-Month LIBOR Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund generated a positive absolute return

The fund posted a modest gain, but underperformed its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Average Index.

Foreign exchange pairings and U.S. inflation strategy detracted

The fund's collection of directional currency strategies detracted from performance, as did its U.S. inflation curve steepener.

Credit allocations contributed

Exposure to the U.S. and U.K. investment-grade credit markets contributed to the fund's positive performance, as did strategies focusing on contingent capital bonds and short-dated credit.

COUNTRY COMPOSITION AS OF 5/31/17 (%)

United States	32.1
United Kingdom	22.2
France	12.5
Germany	7.8
Netherlands	5.8
Belgium	4.2
Sweden	3.3
Canada	2.9
United Arab Emirates	2.2
Japan	1.4
Other countries	5.6
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets. There is no guarantee of a positive return, of the fund achieving its objective, or that volatility reducing strategies will be successful. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or industry, or that holds a limited number of securities, may fluctuate more than a fund that invests in a wider variety of sectors or industries. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       3

Discussion of fund performance

An interview with Portfolio Manager Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited

Roger Sadewsky
Portfolio Manager
Standard Life Investments

How would you describe the mandate of this nontraditional bond fund, and what tools do you use to pursue the investment objective?

The fund's strategy is to seek positive absolute returns over time, independent of the general direction of bond prices. The fund has a broad investment mandate, which gives us the latitude to invest in a wide range of assets throughout the world, including currencies, fixed-income securities, and derivatives.

Our methods include relative value and directional strategies, such as foreign exchange or interest-rate positions, where shorter-term drivers of rate movements can change significantly even in the absence of a longer-term equity or credit risk premium.

What was the macroeconomic and capital market environment like during the 12 months ended May 31, 2017?

Global credit rallied for the period, as the improving economic backdrop engendered a better outlook for corporate balance sheets, despite the presence of political risks on both sides of the Atlantic.

Economic and political developments in the United States were significant drivers of asset returns. Financial markets, which had largely priced in a Hillary Clinton victory, were proved wrong as Donald J. Trump was elected 45th president of the United States, while his party claimed majorities in both houses of the U.S. Congress. Expectations that President Trump and his incoming staff would implement the promised fiscal policy stimulus package—and that this would boost U.S. economic growth—proved positive for risk-oriented assets, including credit. U.S. convertible and high-yield corporate bonds were among the best-performing segments in the global debt markets; investment-grade credit assets were up, too, while U.S. Treasury yields rose. U.S. economic data turned weaker toward the end of the period.

In the United Kingdom, Prime Minister Theresa May invoked Article 50, thereby bringing the country a step closer to leaving the European Union. The British pound depreciated relative to the U.S. dollar and many other currencies.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       4

"U.S. convertible and high-yield corporate bonds were among the best-performing segments in the global debt markets; investment-grade credit assets were up, too."

How did the fund perform for the period?

The fund's Class A shares were up 0.62%, excluding sales charges, while its benchmark, the Bank of America Merrill Lynch 3-Month LIBOR Average Index, was up 0.89%. Morningstar's nontraditional bond fund category, a group of the fund's peers, posted a gain of 5.79%. The Morningstar group contains funds with a wide variety of mandates and portfolio strategies.

What strategies detracted from the fund's performance?

In aggregate, the fund's collection of directional currency strategies weighed on results. The long Swedish krona versus euro pairing, for example, declined. The strategy is designed to benefit when the krona strengthens relative to the euro, but it was the euro that strengthened for the period instead. We expect the strategy to benefit as Sweden's central bank moves toward a tightening bias.

At the individual strategy level, the fund's U.S. inflation curve steepener was among the most significant detractors from performance. This position is designed to benefit from an increase in the spread between long-term and short-term inflation expectations, which did not sufficiently materialize for the period.

A U.K. yield curve steepener strategy also weighed on the fund's results. The strategy is designed to

FUND COMPOSITION AS OF 5/31/17 (%)

Corporate bonds	24.8	Short-term investments	60.1
Financials	14.6	Time deposits	21.2
Industrials	2.8	Commercial paper	15.1
Utilities	2.6	U.S. Government	13.7
Telecommunication services	1.4	Certificate of deposit	8.7
Consumer discretionary	1.3	Money market funds	1.4
Real estate	1.0	Derivative instruments	1.9
Consumer staples	0.9	Interest rate swaps	0.6
Energy	0.1	Credit default swaps	1.2
Materials	0.1	Inflation swaps	0.1
U.S. Government	14.7	Other assets and liabilities	(1.5)
		TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       5

"Credit market action was a key driver of the fund's results for the period: Four of the fund's top five contributors were credit-oriented allocations."
benefit from a widening differential between shorter-term and longer-term interest rates in the United Kingdom, and this gap narrowed instead.

The fund's U.K. versus German duration strategy also detracted from performance. Implemented with futures, this pairing was designed to benefit from a narrowing gap between U.K. and German interest rates—through falling U.K. rates, rising German rates, or a combination of both. However, the gap widened instead.

What strategies contributed positively to the fund's performance?

Credit market action was a key driver of the fund's results for the period: Four of the fund's top five contributors were credit-oriented allocations. The fund's U.S. investment-grade credit strategy was the top positive contributor to performance as investor demand for yield and better corporate fundamentals drove valuations.

The fund's allocation to contingent capital bank bonds—also called contingent convertibles—was another contributor. Consisting of hybrid capital securities that absorb losses when the capital of the issuing bank falls below a certain level, this asset class fared well as the environment for credit remained favorable. U.K. investment-grade credit and short-dated credit strategies also boosted the fund's results.

A duration position rounded out the fund's top five contributors. Specifically, the Australian forward start interest-rate strategy benefited from robust investor demand for Australian government bonds—pushing prices up and yields down—amid emerging signs that the country's slowly improving budget position would reduce borrowing requirements over the coming year.

Would you share some examples of strategy changes you made within the fund during the period?

To refine the fund's emerging-market exposure, we closed the Indonesian rates versus U.S. dollar strategy and opened an emerging-market income position. In our view, this was a more efficient way to position for improvement in sentiment toward a broader basket of emerging-market currencies and local currency sovereign bonds.

We closed the fund's U.K. versus French interest-rate strategy as the second round of France's presidential election concluded with a victory for Emmanuel Macron. We replaced the strategy with

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       6

a position designed to benefit from a decline in French inflation, implemented with European inflation swaps.

We also closed the fund's U.K. relative inflation-rate strategy. We still expect U.K. inflation to decrease over the medium term, but we elected to express that view through a more direct position.

What was the thinking behind the change in the fund's benchmark?

The Bank of America Merrill Lynch 1-Month LIBID Average Index served as the fund's primary benchmark from inception through the end of the 2016 calendar year. However, to more accurately reflect the risk-and-return profile of the fund, we recommended—and the fund's Board of Trustees agreed—to make a change in the benchmark.

Effective January 1, 2017, the fund's new benchmark is the Bank of America Merrill Lynch 3-Month LIBOR Average Index. This change does not affect the fund's day-to-day management nor does it affect the fund's investment objective, which remains to seek long-term absolute return.

MANAGED BY

Roger Sadewsky On the fund since inception Investing since 1986

The views expressed in this report are exclusively those of Roger Sadewsky, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED MAY 31, 2017

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-2.40	-0.26	-1.00
Class C2	-1.12	-0.07	-0.25
Class I3	0.87	0.77	3.02
Class R6[3]	0.98	0.89	3.49
Class NAV[3]	0.98	0.89	3.49
Index 1†	0.89	0.46	1.80
Index 2†	0.55	0.23	0.90
Index 3†	1.39	1.28	5.04

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.0% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.81	2.51	1.49	1.40	1.38
Net (%)	1.14	1.89	0.89	0.78	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch 3-Month LIBOR Average Index; Index 2 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 3 is the Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Conservative Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in three separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,4	7-16-13	9,975	9,975	10,180	10,090	10,504
Class I3	7-16-13	10,302	10,302	10,180	10,090	10,504
Class R6[3]	7-16-13	10,349	10,349	10,180	10,090	10,504
Class NAV[3]	7-16-13	10,349	10,349	10,180	10,090	10,504

The Bank of America Merrill Lynch 3-Month LIBOR Average Index tracks the performance of a basket of synthetic assets paying LIBOR (London Interbank Offered Rate) to a stated maturity.

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a basket of synthetic assets paying LIBID (London Interbank Bid Rate) to a stated maturity.

The Bloomberg Barclays Global Aggregate 1-3 Year Hedged USD Index provides a broad-based measure of the global investment-grade fixed-income markets, including corporate, government, supranational, mortgage-backed, and asset-backed securities. The foreign currency exposure of this index has been hedged to U.S. dollars.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-16-13.
2	Class C shares were first offered on 6-27-14. The returns prior to this date are those of Class A shares, which have lower expenses than Class C shares. Had the returns reflected Class C shares expenses, returns would be lower.
3	For certain types of investors, as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,012.40	$5.72	1.14%
	Hypothetical example for comparison purposes	1,000.00	1,019.20	5.74	1.14%
Class C	Actual expenses/actual returns	1,000.00	1,008.80	9.47	1.89%
	Hypothetical example for comparison purposes	1,000.00	1,015.50	9.50	1.89%
Class I	Actual expenses/actual returns	1,000.00	1,012.80	4.47	0.89%
	Hypothetical example for comparison purposes	1,000.00	1,020.50	4.48	0.89%
Class R6	Actual expenses/actual returns	1,000.00	1,014.00	3.92	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	3.93	0.78%
Class NAV	Actual expenses/actual returns	1,000.00	1,014.00	3.92	0.78%
	Hypothetical example for comparison purposes	1,000.00	1,021.00	3.93	0.78%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       11

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 24.8%					$17,227,607
(Cost $16,736,825)
Australia 0.2%					132,617
National Australia Bank, Ltd.	1.875	02-20-20	GBP	100,000	132,617
Belgium 0.8%					552,368
Anheuser-Busch InBev NV	6.500	06-23-17	GBP	50,000	64,642
KBC Groep NV (5.625% to 3-19-19, then 5 Year Euro Swap Rate + 4.759%) (Q)	5.625	03-19-19	EUR	421,000	487,726
Cayman Islands 0.6%					435,879
ASIF II	6.375	10-05-20	GBP	200,000	302,773
Southern Water Services Finance, Ltd.	5.000	03-31-21	GBP	90,000	133,106
Denmark 0.6%					442,439
Danske Bank A/S (5.750% to 4-6-20, then 6 Year Euro Swap Rate + 4.640%) (Q)	5.750	04-06-20	EUR	372,000	442,439
France 2.4%					1,637,477
BNP Paribas SA	2.375	11-20-19	GBP	200,000	267,569
Credit Agricole SA (8.125% to 12-23-25, then 5 Year U.S. Swap Rate + 6.185%) (Q)	8.125	12-23-25		245,000	283,245
Orange SA	7.250	11-10-20	GBP	100,000	156,439
RCI Banque SA	3.250	04-25-18	GBP	200,000	262,613
Societe Generale SA	5.400	01-30-18	GBP	50,000	66,290
Societe Generale SA (7.875% to 12-18-23, then 5 Year U.S. Swap Rate + 4.979%) (Q)	7.875	12-18-23		409,000	448,878
WPP Finance SA	6.375	11-06-20	GBP	100,000	152,443
Germany 1.0%					665,738
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (Q)	7.625	04-30-20	EUR	400,000	478,246
Volkswagen Financial Services NV	2.750	10-02-20	GBP	50,000	67,753
Vonovia Finance BV	3.125	07-25-19	EUR	100,000	119,739
Ireland 0.6%					392,471
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (Q)	7.375	06-18-20	EUR	200,000	244,626
ESB Finance DAC	6.500	03-05-20	GBP	100,000	147,845
Italy 0.3%					212,962
Enel SpA	6.250	06-20-19	GBP	100,000	142,291
Telecom Italia SpA	6.375	06-24-19	GBP	50,000	70,671

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       12

	Rate (%)	Maturity date	Par value^		Value
Jersey, Channel Islands 0.4%					$267,643
AA Bond Company, Ltd.	4.720	07-02-43	GBP	200,000	267,643
Mexico 0.1%					79,364
Petroleos Mexicanos	8.250	06-02-22	GBP	50,000	79,364
Netherlands 1.4%					1,008,247
BMW Finance NV	1.875	06-29-20	GBP	200,000	265,901
Daimler International Finance BV	3.500	06-06-19	GBP	100,000	135,599
Deutsche Telekom International Finance BV	7.375	12-04-19	GBP	200,000	298,989
Innogy Finance BV	6.500	04-20-21	GBP	200,000	307,758
Spain 0.4%					277,015
Telefonica Emisiones SAU	5.375	02-02-18	GBP	100,000	132,680
Telefonica Emisiones SAU	5.597	03-12-20	GBP	100,000	144,335
Sweden 0.4%					266,391
Nordea Bank AB	2.125	11-13-19	GBP	200,000	266,391
Switzerland 1.0%					717,331
Glencore Finance Europe SA	6.500	02-27-19	GBP	50,000	70,133
UBS AG	5.125	05-15-24		357,000	376,463
UBS AG	6.625	04-11-18	GBP	200,000	270,735
United Kingdom 12.7%					8,849,677
Bank of Scotland PLC	9.375	05-15-21	GBP	250,000	417,068
Barclays Bank PLC	10.000	05-21-21	GBP	200,000	333,962
BAT International Finance PLC	6.375	12-12-19	GBP	200,000	292,540
Centrica PLC	7.000	09-19-18	GBP	100,000	138,914
Close Brothers Finance PLC	3.875	06-27-21	GBP	200,000	283,365
Eversholt Funding PLC	5.831	12-02-20	GBP	200,000	297,966
Experian Finance PLC	4.750	11-23-18	GBP	200,000	272,460
FCE Bank PLC	2.625	11-20-18	GBP	200,000	263,495
Firstgroup PLC	8.125	09-19-18	GBP	200,000	280,916
Hammerson PLC	6.875	03-31-20	GBP	200,000	299,800
Heathrow Funding, Ltd.	6.250	09-10-18	GBP	200,000	274,389
Imperial Brands Finance PLC	7.750	06-24-19	GBP	200,000	292,750
Lendlease Europe Finance PLC	6.125	10-12-21	GBP	200,000	301,904
London Stock Exchange Group PLC	9.125	10-18-19	GBP	200,000	305,664
Marks & Spencer PLC	6.125	12-02-19	GBP	50,000	72,007
Motability Operations Group PLC	6.625	12-10-19	GBP	100,000	148,168
National Express Group PLC	6.625	06-17-20	GBP	150,000	223,688
National Westminster Bank PLC	6.500	09-07-21	GBP	50,000	75,740
Nationwide Building Society	6.750	07-22-20	EUR	100,000	134,374

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       13

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Nationwide Building Society (6.875% to 6-20-19, then 5 Year British Pound Swap Rate + 4.880%) (Q)	6.875	06-20-19	GBP	365,000	$489,093
Northern Gas Networks Finance PLC	5.875	07-08-19	GBP	200,000	284,966
Provident Financial PLC	8.000	10-23-19	GBP	200,000	294,261
Prudential PLC	1.375	01-19-18	GBP	200,000	258,689
Santander UK PLC	1.875	02-17-20	GBP	200,000	263,903
Severn Trent Utilities Finance PLC	6.000	01-22-18	GBP	100,000	133,127
Sky PLC	2.875	11-24-20	GBP	100,000	136,780
Southern Gas Networks PLC	5.125	11-02-18	GBP	100,000	136,574
SSE PLC	5.000	10-01-18	GBP	100,000	135,887
Standard Chartered PLC (7.500% to 4-2-22, then 5 Year U.S. Swap Rate + 6.301%) (Q)(S)	7.500	04-02-22		350,000	371,438
The Great Rolling Stock Company, Ltd.	6.250	07-27-20	GBP	200,000	296,796
The Royal Bank of Scotland Group PLC (7.500% to 8-10-20, then 5 Year U.S. Swap Rate + 5.800%) (Q)	7.500	08-10-20		400,000	417,000
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (Q)	8.625	08-15-21		253,000	277,035
The Royal Bank of Scotland PLC	6.625	09-17-18	GBP	200,000	276,125
The Unique Pub Finance Company PLC	6.542	03-30-21	GBP	59,240	82,781
Vodafone Group PLC	8.125	11-26-18	GBP	100,000	142,590
Yorkshire Water Services Bradford Finance, Ltd.	6.000	08-21-19	GBP	100,000	143,462
United States 1.9%					1,289,988
Bank of America Corp.	6.125	09-15-21	GBP	100,000	154,341
Bank of America Corp.	7.750	04-30-18	GBP	100,000	136,852
Citigroup, Inc.	5.125	12-12-18	GBP	200,000	273,124
General Electric Company	6.250	09-29-20	GBP	200,000	303,370
MetLife, Inc.	5.250	06-29-20	GBP	200,000	292,017
National Grid North America, Inc.	1.875	08-06-18	GBP	100,000	130,284
U.S. Government and Agency obligations 14.7%					$10,219,836
(Cost $10,248,772)
United States 14.7%					10,219,836
U.S. Treasury Inflation Protected Security	0.625	01-15-26		3,840,000	4,024,703
U.S. Treasury Inflation Protected Security (D)	1.375	02-15-44		5,355,000	6,195,133

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       14

	Yield* (%)	Maturity date		Par value^	Value
Short-term investments 60.1%					$41,701,699
(Cost $41,701,470)
Certificate of deposit 8.7%					6,000,393
Bank of Montreal	0.990	06-01-17		1,000,000	1,000,011
Goldman Sachs International Bank	1.200	06-29-17		500,000	500,089
National Bank of Abu Dhabi	1.400	10-10-17		1,500,000	1,500,351
Natixis SA	1.120	06-01-17		1,000,000	999,972
Sumitomo Mitsui Financial Group, Inc.	1.010	06-05-17		1,000,000	1,000,000
The Toronto-Dominion Bank	1.120	07-27-17		1,000,000	999,970
Commercial paper 15.1%					10,481,238
ABN AMRO Bank NV	1.321	07-20-17		1,500,000	1,497,407
Agence Centrale Organismes	1.132	06-30-17		1,000,000	999,280
Bank Nederlandse Gemeenten	1.061	08-21-17		1,500,000	1,496,109
Dekabank Deutsche Girozentrale	1.196	08-07-17		1,000,000	997,960
Landeskreditbank Baden-Wuerttemberg Foerderbank	1.107	08-24-17		1,000,000	997,179
Nationwide Building Society	1.235	08-14-17		1,500,000	1,496,294
Nordea Bank AB	0.938	06-09-17		1,000,000	999,724
OP Corporate Bank PLC	1.277	07-31-17		1,000,000	998,430
Skandinaviska Enskilda Banken AB	1.007	07-10-17		1,000,000	998,855
Time deposits 21.2%					14,740,249
BNP Paribas SA	0.870	06-01-17		2,224,680	2,224,680
Credit Agricole SA	0.900	06-01-17		2,804,442	2,804,442
DZ Bank AG	0.920	06-01-17		2,788,156	2,788,156
KBC Bank NV	0.920	06-01-17		2,330,763	2,330,763
Lloyds Bank PLC	0.800	06-01-17		2,359,277	2,359,277
Standard Chartered PLC	0.780	06-01-17		2,232,933	2,232,931
U.S. Government 13.7%					9,488,474
U.S. Treasury Bill	0.755	07-13-17		2,500,000	2,497,600
U.S. Treasury Bill	0.805	07-20-17		4,500,000	4,494,794
U.S. Treasury Bill	0.852	08-03-17		2,500,000	2,496,080
		Yield (%)		Shares	Value
Money market funds 1.4%					991,345
Federated Government Obligations Fund, Institutional Class		0.6629(Y	)	991,345	991,345
Total investments (Cost $68,687,067)† 99.6%					$69,149,142
Other assets and liabilities, net 0.4%					$246,687
Total net assets 100.0%					$69,395,829

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       15

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
Security Abbreviations and Legend
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 5-31-17.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $68,990,869. Net unrealized appreciation aggregated to $158,273, of which $352,883 related to appreciated investment securities and $194,610 related to depreciated investments.

DERIVATIVES

FUTURES

Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
5-Year U.S. Treasury Note Futures	137	Short	Oct 2017	($16,152,086)	($16,208,812)	($56,726)
Euro-BTP Italian Government Bond Futures	66	Short	Jun 2017	(9,631,079)	(9,871,196)	(240,117)
						($296,843)

* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

FORWARD FOREIGN CURRENCY CONTRACTS

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	1,100,000	USD	65,166	Citibank N.A.	8/24/2017	$483	—
ARS	1,090,000	USD	64,535	Citibank N.A.	9/8/2017	48	—
BRL	1,335,000	USD	400,312	Goldman Sachs	8/24/2017	4,441	—
CAD	1,820,000	JPY	147,170,805	Goldman Sachs	6/29/2017	17,490	—
COP	423,000,000	USD	143,463	Deutsche Bank	8/24/2017	—	($210)
COP	426,500,000	USD	144,137	Deutsche Bank	9/8/2017	40	—
CZK	1,830,000	USD	78,150	Morgan Stanley	8/24/2017	278	—
GBP	52,323	USD	67,827	BNP Paribas	7/12/2017	—	(324)
HUF	30,600,000	USD	111,928	Merrill Lynch	8/24/2017	—	(52)
HUF	30,550,000	USD	112,014	Societe General	8/24/2017	—	(321)
IDR	7,250,000,000	USD	541,004	Merrill Lynch	8/24/2017	—	(2,097)
INR	133,000,000	USD	2,051,076	BNP Paribas	7/28/2017	—	(4,793)
INR	12,550,000	USD	192,366	Merrill Lynch	8/24/2017	—	(24)
JPY	308,171,150	CAD	3,710,000	BNP Paribas	6/29/2017	38,203	—
JPY	231,000,000	USD	2,085,395	HSBC	8/10/2017	7,010	—

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       16

FORWARD FOREIGN CURRENCY CONTRACTS (continued)

Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
MXN	4,000,000	USD	211,943	JPMorgan Chase	8/24/2017	—	($429)
MXN	3,925,000	USD	209,427	Merrill Lynch	8/24/2017	—	(1,879)
MYR	664,000	USD	155,340	Merrill Lynch	8/24/2017	—	(821)
PEN	222,000	USD	67,153	HSBC	8/24/2017	$158	—
PEN	223,000	USD	67,637	HSBC	9/8/2017	—	(126)
RON	376,500	USD	92,935	Goldman Sachs	8/24/2017	—	(88)
RON	370,000	USD	91,507	Societe General	8/24/2017	—	(262)
RUB	7,130,000	USD	123,753	JPMorgan Chase	8/24/2017	—	(293)
RUB	7,200,000	USD	124,675	JPMorgan Chase	8/24/2017	—	(4)
SEK	31,300,000	EUR	3,210,066	UBS AG	8/24/2017	—	(3,570)
THB	10,590,000	USD	309,463	Merrill Lynch	8/24/2017	1,351	—
TRY	345,500	USD	94,461	Goldman Sachs	8/24/2017	1,097	—
TRY	350,000	USD	95,647	Merrill Lynch	8/24/2017	1,155	—
USD	187,928	AUD	253,000	Goldman Sachs	8/18/2017	154	—
USD	2,100,894	CHF	2,070,000	BNP Paribas	7/28/2017	—	(44,163)
USD	255,919	EUR	238,848	HSBC	7/12/2017	—	(12,977)
USD	2,157,237	EUR	1,974,746	Barclays	8/18/2017	—	(70,436)
USD	1,298,471	EUR	1,150,900	Merrill Lynch	8/24/2017	—	(292)
USD	1,456,236	GBP	1,164,120	HSBC	7/12/2017	—	(45,628)
USD	13,095,987	GBP	10,487,645	Morgan Stanley	7/12/2017	—	(434,424)
USD	599,015	GBP	463,000	HSBC	8/4/2017	1,268	—
USD	90,108	JPY	10,200,000	JPMorgan Chase	8/18/2017	—	(2,320)
USD	655,592	JPY	72,500,000	Goldman Sachs	8/24/2017	—	(1,570)
USD	643,071	JPY	71,280,000	Merrill Lynch	8/24/2017	—	(3,033)
USD	2,037,680	KRW	2,320,000,000	Barclays	8/10/2017	—	(36,287)
ZAR	4,560,000	USD	344,071	Merrill Lynch	8/24/2017	—	(1,544)
						$73,176	($667,967)

SWAPS

Interest rate swaps

Centrally cleared	Notional amount	Currency	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	64,900,000	GBP	Fixed 0.9590%	6 Month LIBOR	Semi- annual	Semi- annual	Dec 2019	($195,462)	($43,516)	($238,978)
Centrally cleared	64,900,000	GBP	6 Month LIBOR	Fixed 0.9590%	Semi- annual	Semi- annual	Dec 2019	—	238,978	238,978
Centrally cleared	16,000,000	GBP	Fixed 0.7625%	6 Month LIBOR	Semi- annual	Semi- annual	Feb 2020	(6,393)	(3,533)	(9,926)
Centrally cleared	28,800,000	GBP	6 Month LIBOR	Fixed 0.7625%	Semi- annual	Semi- annual	Feb 2020	—	17,867	17,867
Centrally cleared	14,500,000	GBP	6 Month LIBOR	Fixed 0.9540%	Semi- annual	Semi- annual	Mar 2020	—	42,762	42,762
Centrally cleared	24,100,000	AUD	6 Month BBSW	Fixed 2.8100%	Semi- annual	Semi- annual	Mar 2021	—	191,452	191,452
Centrally cleared	27,400,000	USD	3 Month LIBOR	Fixed 2.1500%	Semi- annual	Quarterly	Apr 2021	—	96,388	96,388

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       17

Interest rate swaps (continued)

Centrally cleared	Notional amount	Currency	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	27,600,000	USD	3 Month LIBOR	Fixed 2.1680%	Semi- annual	Quarterly	Apr 2021	—	$109,481	$109,481
Centrally cleared	8,533,000	AUD	6 Month BBSW	Fixed 2.5613%	Semi- annual	Semi- annual	May 2021	—	31,595	31,595
Centrally cleared	8,533,000	AUD	6 Month BBSW	Fixed 2.5900%	Semi- annual	Semi- annual	May 2021	—	35,059	35,059
Centrally cleared	17,500,000	USD	3 Month LIBOR	Fixed 2.1650%	Semi- annual	Quarterly	May 2021	—	64,747	64,747
Centrally cleared	11,000,000	USD	Fixed 2.3500%	3 Month LIBOR	Semi- annual	Quarterly	Apr 2024	—	(93,522)	(93,522)
Centrally cleared	11,200,000	USD	Fixed 2.3680%	3 Month LIBOR	Semi- annual	Quarterly	Apr 2024	—	(106,830)	(106,830)
Centrally cleared	7,560,000	USD	Fixed 2.3750%	3 Month LIBOR	Semi- annual	Quarterly	May 2024	—	(71,461)	(71,461)
Centrally cleared	4,290,000	EUR	Fixed 0.7227%	6 Month EURIBOR	Annual	Semi- annual	Feb 2027	—	5,502	5,502
Centrally cleared	6,970,000	EUR	Fixed 0.7682%	6 Month EURIBOR	Annual	Semi- annual	Feb 2027	—	(30,926)	(30,926)
Centrally cleared	2,630,000	EUR	Fixed 0.8352%	6 Month EURIBOR	Annual	Semi- annual	Mar 2027	—	(25,663)	(25,663)
Centrally cleared	650,000,000	JPY	Fixed (0.0100%)	6 Month LIBOR	Semi- annual	Semi- annual	Jul 2028	$233,131	(40,672)	192,459
Centrally cleared	800,000,000	JPY	6 Month LIBOR	Fixed (0.0100%)	Semi- annual	Semi- annual	Jul 2028	—	(236,873)	(236,873)
Centrally cleared	45,600,000	JPY	6 Month LIBOR	Fixed 0.0900%	Semi- annual	Semi- annual	Jul 2028	—	(9,490)	(9,490)
Centrally cleared	270,000,000	JPY	6 Month LIBOR	Fixed 0.1750%	Semi- annual	Semi- annual	Aug 2028	—	(36,354)	(36,354)
Centrally cleared	511,000,000	JPY	6 Month LIBOR	Fixed 0.1575%	Semi- annual	Semi- annual	Oct 2028	—	(81,195)	(81,195)
Centrally cleared	99,600,000	JPY	6 Month LIBOR	Fixed 0.2100%	Semi- annual	Semi- annual	Nov 2028	—	(11,647)	(11,647)
Centrally cleared	145,000,000	JPY	6 Month LIBOR	Fixed 0.3125%	Semi- annual	Semi- annual	Dec 2028	—	(4,355)	(4,355)
Centrally cleared	4,830,000	GBP	Fixed 1.7500%	6 Month LIBOR	Semi- annual	Semi- annual	Jan 2029	—	(235,627)	(235,627)
Centrally cleared	3,480,000	GBP	6 Month LIBOR	Fixed 1.7500%	Semi- annual	Semi- annual	Jan 2029	58,246	111,522	169,768
Centrally cleared	3,030,000	GBP	Fixed 1.4385%	6 Month LIBOR	Semi- annual	Semi- annual	Feb 2029	—	(28,704)	(28,704)
Centrally cleared	4,470,000	GBP	Fixed 1.7340%	6 Month LIBOR	Semi- annual	Semi- annual	Feb 2029	—	(208,515)	(208,515)
Centrally cleared	1,605,000	GBP	6 Month LIBOR	Fixed 1.4385%	Semi- annual	Semi- annual	Feb 2029	29,407	(14,202)	15,205
Centrally cleared	4,470,000	GBP	6 Month LIBOR	Fixed 1.7340%	Semi- annual	Semi- annual	Feb 2029	249,316	(40,801)	208,515
Centrally cleared	1,500,000	GBP	Fixed 1.5385%	6 Month LIBOR	Semi- annual	Semi- annual	Mar 2029	—	(31,261)	(31,261)
Centrally cleared	1,500,000	GBP	6 Month LIBOR	Fixed 1.5385%	Semi- annual	Semi- annual	Mar 2029	44,749	(13,487)	31,262
Centrally cleared	7,450,000	EUR	Fixed 0.9100%	6 Month EURIBOR	Annual	Semi- annual	Sep 2030	446,940	(2,328)	444,612
Centrally cleared	4,640,000	EUR	6 Month EURIBOR	Fixed 0.8340%	Annual	Semi- annual	Sep 2030	—	(314,776)	(314,776)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       18

Interest rate swaps (continued)

Centrally cleared	Notional amount	Currency	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	9,520,000	EUR	6 Month EURIBOR	Fixed 0.9100%	Annual	Semi- annual	Sep 2030	—	($568,149)	($568,149)
Centrally cleared	1,250,000	EUR	6 Month EURIBOR	Fixed 1.1620%	Annual	Semi- annual	Nov 2030	—	(43,046)	(43,046)
Centrally cleared	5,970,000	EUR	6 Month EURIBOR	Fixed 1.3880%	Annual	Semi- annual	Nov 2030	—	(65,846)	(65,846)
Centrally cleared	29,900,000	JPY	Fixed 0.3586%	6 Month LIBOR	Semi- annual	Semi- annual	Jul 2038	—	18,631	18,631
Centrally cleared	400,000,000	JPY	Fixed 0.1850%	6 Month LIBOR	Semi- annual	Semi- annual	Jul 2038	—	370,640	370,640
Centrally cleared	325,000,000	JPY	6 Month LIBOR	Fixed 0.1850%	Semi- annual	Semi- annual	Jul 2038	($351,896)	50,751	(301,145)
Centrally cleared	142,000,000	JPY	Fixed 0.4700%	6 Month LIBOR	Semi- annual	Semi- annual	Aug 2038	—	61,270	61,270
Centrally cleared	257,000,000	JPY	Fixed 0.4350%	6 Month LIBOR	Semi- annual	Semi- annual	Oct 2038	—	130,214	130,214
Centrally cleared	57,300,000	JPY	Fixed 0.5325%	6 Month LIBOR	Semi- annual	Semi- annual	Nov 2038	—	19,665	19,665
Centrally cleared	83,500,000	JPY	Fixed 0.6675%	6 Month LIBOR	Semi- annual	Semi- annual	Dec 2038	—	9,470	9,470
Centrally cleared	620,000	EUR	Fixed 1.4162%	6 Month EURIBOR	Annual	Semi- annual	Mar 2047	—	4,571	4,571
Centrally cleared	1,960,000	EUR	Fixed 1.4832%	6 Month EURIBOR	Annual	Semi- annual	Mar 2047	—	(23,417)	(23,417)
Centrally cleared	1,960,000	EUR	6 Month EURIBOR	Fixed 1.4832%	Annual	Semi- annual	Mar 2047	12,198	12,280	24,478
Centrally cleared	1,620,000	EUR	Fixed 0.8830%	6 Month EURIBOR	Annual	Semi- annual	Sep 2050	—	345,332	345,332
Centrally cleared	3,500,000	EUR	Fixed 0.9560%	6 Month EURIBOR	Annual	Semi- annual	Sep 2050	—	676,533	676,533
Centrally cleared	3,270,000	EUR	6 Month EURIBOR	Fixed 0.9560%	Annual	Semi- annual	Sep 2050	(578,331)	(53,744)	(632,075)
Centrally cleared	770,000	EUR	Fixed 1.1920%	6 Month EURIBOR	Annual	Semi- annual	Nov 2050	—	100,337	100,337
Centrally cleared	2,490,000	EUR	Fixed 1.4040%	6 Month EURIBOR	Annual	Semi- annual	Nov 2050	—	182,659	182,659
Centrally cleared	558,000	EUR	Fixed 1.7290%	6 Month EURIBOR	Annual	Semi- annual	Feb 2051	—	(6,669)	(6,669)
								($58,095)	$481,097	$423,002

Credit default swaps - Buyer

Centrally cleared	Reference obligation	Notional amount	Currency	USD Notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally Cleared	CDX Investment Grade Series 28 5Y	4,180,000	USD	$4,180,000	1.000%	Quarterly	Jun 2022	($62,108)	($23,029)	($85,137)
Centrally Cleared	iTraxx Europe Crossover Series 27 5Y	821,000	EUR	882,037	5.000%	Quarterly	Jun 2022	(80,686)	(33,742)	(114,428)
				$5,062,037				($142,794)	($56,771)	($199,565)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       19

Credit default swaps - Seller

Centrally cleared	Reference obligation	Implied Credit spread	Notional amount	Currency	USD Notional amount	Received fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX North American High Yield Series 28 5Y	3.29%	3,500,000	USD	$3,500,000	5.000%	Quarterly	Jun 2022	$211,103	$86,621	$297,724
Centrally cleared	CDX Investment Grade Series 28 5Y	0.62%	14,560,000	USD	14,560,000	1.000%	Quarterly	Jun 2022	223,317	73,237	296,554
Centrally cleared	iTraxx Europe Crossover Series 27 5Y	2.53%	3,201,000	EUR	3,497,405	5.000%	Quarterly	Jun 2022	379,986	66,157	446,143
					$21,557,405				$814,406	$226,015	$1,040,421

Inflation swaps

Counterparty (OTC)	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Barclays	5,740,000	GBP	$7,164,075	GBP - Non- revised RPI	Fixed 3.6200%	At maturity	At maturity	Feb 2023	—	$90,637	$90,637
Barclays	5,740,000	GBP	7,164,075	Fixed 3.6500%	GBP - Non- revised RPI	At maturity	At maturity	Feb 2020	—	(30,049)	(30,049)
Citibank N.A.	294,000	USD	294,000	Fixed 1.9150%	USD - Non- Revised CPI	At maturity	At maturity	Mar 2046	—	20,967	20,967
Morgan Stanley	9,900,000	USD	9,900,000	USD - Non- Revised CPI	Fixed 1.5600%	At maturity	At maturity	Mar 2021	—	(195,203)	(195,203)
Morgan Stanley	13,320,000	USD	13,320,000	USD - Non- Revised CPI	Fixed 1.5750%	At maturity	At maturity	Sep 2021	—	(260,214)	(260,214)
Morgan Stanley	1,920,000	USD	1,920,000	Fixed 1.9725%	USD - Non- Revised CPI	At maturity	At maturity	Sep 2046	—	108,230	108,230
Morgan Stanley	3,760,000	EUR	3,978,836	EUR - Ex Tobacco Non- Revised CPI	Fixed 1.4900%	At maturity	At maturity	Feb 2027	—	49,240	49,240
Morgan Stanley	6,020,000	EUR	6,403,506	EUR - Ex Tobacco Non- Revised CPI	Fixed 1.5110%	At maturity	At maturity	Feb 2027	—	94,204	94,204
Morgan Stanley	2,000,000	GBP	2,531,710	GBP - Non- revised RPI	Fixed 3.6250%	At maturity	At maturity	Feb 2023	—	32,474	32,474
Morgan Stanley	7,097,561	GBP	8,984,482	GBP - Non- revised RPI	Fixed 3.6275%	At maturity	At maturity	Feb 2023	—	116,831	116,831
Morgan Stanley	7,807,317	GBP	9,882,930	GBP - Non- revised RPI	Fixed 3.6375%	At maturity	At maturity	Feb 2023	—	135,495	135,495
Morgan Stanley	16,904,878	GBP	21,399,122	Fixed 3.6400%	GBP - Non- revised RPI	At maturity	At maturity	Feb 2020	—	(81,545)	(81,545)
Morgan Stanley	640,000	USD	640,000	USD - Non- Revised CPI	Fixed 1.6650%	At maturity	At maturity	Jun 2021	—	(11,821)	(11,821)
Morgan Stanley	640,000	USD	640,000	Fixed 1.9600%	USD - Non- Revised CPI	At maturity	At maturity	Jun 2046	—	40,286	40,286
UBS AG	3,091,000	EUR	3,465,324	EUR - French Ex Tobacco CPI	Fixed 1.1900%	At maturity	At maturity	May 2021	—	6,320	6,320
UBS AG	3,091,000	EUR	3,473,658	EUR - French Ex Tobacco CPI	Fixed 1.2000%	At maturity	At maturity	May 2021	—	7,767	7,767

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       20

Inflation swaps (continued)

Counterparty (OTC)	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
UBS AG	2,390,000	EUR	2,580,241	EUR - Ex Tobacco Non- Revised CPI	Fixed 1.3700%	At maturity	At maturity	Mar 2027	—	3,396	3,396
UBS AG	460,000	EUR	496,615	EUR - Ex Tobacco Non- Revised CPI	Fixed 1.8825%	At maturity	At maturity	Mar 2047	—	10,807	10,807
UBS AG	3,091,000	EUR	3,473,658	Fixed 1.0700%	EUR - French Ex Tobacco CPI	At maturity	At maturity	May 2019	—	(3,706)	(3,706)
UBS AG	3,091,000	EUR	3,465,324	Fixed 1.0750%	EUR - French Ex Tobacco CPI	At maturity	At maturity	May 2019	—	(4,059)	(4,059)
UBS AG	648,000	USD	648,000	Fixed 2.3650%	USD - Non- Revised CPI	At maturity	At maturity	Dec 2046	—	(38,308)	(38,308)
			$111,825,556						—	$91,749	$91,749

Derivative currency abbreviations

ARS	Argentine Peso	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	MXN	Mexican Peso
CAD	Canadian Dollar	MYR	Malaysian Ringgit
CHF	Swiss Franc	PEN	Peruvian Sol
COP	Colombian Peso	RON	Romanian New Leu
CZK	Czech Koruna	RUB	Russian Ruble
EUR	Euro	SEK	Swedish Krona
GBP	British Pound	THB	Thai Baht
HUF	Hungarian Forint	TRY	Turkish Lira
IDR	Indonesian Rupiah	USD	US Dollar
INR	Indian Rupee	ZAR	South African Rand

Derivatives abbreviations
BBSW	Bank Bill Swap Rate	LIBOR	London Interbank Offered Rate
CPI	Consumer Price Index	RPI	Retail Price Index
EURIBOR	Euro Interbank Offered Rate

See Notes to financial statements regarding investment transactions and other derivatives information.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       21

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Investments, at value (Cost $68,687,067)	$69,149,142
Foreign currency, at value (Cost $4,421)	4,427
Cash held at broker for futures contracts	721,789
Receivable for fund shares sold	485
Unrealized appreciation on forward foreign currency contracts	73,176
Interest receivable	409,410
Swap contracts, at value	716,654
Receivable for centrally cleared swaps	47,778
Receivable due from advisor	5,284
Other receivables and prepaid expenses	34,601
Total assets	71,162,746
Liabilities
Unrealized depreciation on forward foreign currency contracts	667,967
Swap contracts, at value	624,905
Payable for futures variation margin	296,843
Payable to affiliates
Accounting and legal services fees	2,597
Transfer agent fees	329
Trustees' fees	2
Other liabilities and accrued expenses	174,274
Total liabilities	1,766,917
Net assets	$69,395,829
Net assets consist of
Paid-in capital	$74,578,066
Accumulated distributions in excess of net investment income	(4,041,990)
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(1,460,460)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	320,213
Net assets	$69,395,829

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       22

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($801,266 ÷ 85,587 shares)[1]	$9.36
Class C ($383,087 ÷ 40,915 shares)[1]	$9.36
Class I ($2,611,244 ÷ 278,267 shares)	$9.38
Class R6 ($93,860 ÷ 10,000 shares)	$9.39
Class NAV ($65,506,372 ÷ 6,978,706 shares)	$9.39
Maximum offering price per share
Class A (net assets value per share ÷ 97%)[2]	$9.65

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       23

STATEMENT OF OPERATIONS   For the year ended 5-31-17

Investment income
Interest	$1,690,484
Less foreign taxes withheld	(16,914)
Total investment income	1,673,570
Expenses
Investment management fees	819,428
Distribution and service fees	13,199
Accounting and legal services fees	21,646
Transfer agent fees	6,396
Trustees' fees	1,844
State registration fees	60,896
Printing and postage	36,766
Professional fees	152,150
Custodian fees	142,997
Other	3,812
Total expenses	1,259,134
Less expense reductions	(489,662)
Net expenses	769,472
Net investment income	904,098
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(289,687)
Futures contracts	28,804
Written options	(174,247)
Swap contracts	(1,924,421)
(2,359,551)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(139,784)
Futures contracts	(251,006)
Written options	(62,802)
Swap contracts	2,619,039
2,165,447
Net realized and unrealized loss	(194,104)
Increase in net assets from operations	$709,994

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       24

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 5-31-17	Year ended 5-31-16
Increase (decrease) in net assets
From operations
Net investment income	$904,098	$936,390
Net realized gain (loss)	(2,359,551)	390,274
Change in net unrealized appreciation (depreciation)	2,165,447	57,282
Increase in net assets resulting from operations	709,994	1,383,946
Distributions to shareholders
From net investment income
Class A	(118,877)	(11,430)
Class C	(17,388)	(2,190)
Class I	(130,718)	(45,111)
Class R6	(4,900)	(1,744)
Class NAV	(5,076,170)	(1,773,529)
From net realized gain
Class A	—	(954)
Class C	—	(439)
Class I	—	(3,034)
Class R6	—	(106)
Class NAV	—	(107,548)
Total distributions	(5,348,053)	(1,946,085)
From fund share transactions	(33,877,963)	7,071,390
Total increase (decrease)	(38,516,022)	6,509,251
Net assets
Beginning of year	107,911,851	101,402,600
End of year	$69,395,829	$107,911,851
Undistributed (accumulated distributions in excess of) net investment income	($4,041,990)	$2,025,281

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       25

Financial highlights

Class A Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.76	$9.80	$10.15	$10.00
Net investment income (loss)[2]	0.06	0.02	— [3]	(0.01)
Net realized and unrealized gain (loss) on investments	(0.01)	0.08	(0.11)	0.16
Total from investment operations	0.05	0.10	(0.11)	0.15
Less distributions
From net investment income	(0.45)	(0.13)	(0.24)	—
From net realized gain	—	(0.01)	—	—
Total distributions	(0.45)	(0.14)	(0.24)	—
Net asset value, end of period	$9.36	$9.76	$9.80	$10.15
Total return (%)[4,5]	0.62	1.01	(1.07)	1.50	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$3	$1	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.71	2.27	3.22	4.43	[7]
Expenses including reductions	1.14	1.26	1.50	1.50	[7]
Net investment income (loss)	0.58	0.20	(0.02)	(0.14	) [7]
Portfolio turnover (%)	196	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       26

Class C Shares Period ended	5-31-17	5-31-16	5-31-15[1]
Per share operating performance
Net asset value, beginning of period	$9.76	$9.81	$10.15
Net investment loss[2]	(0.01)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.01)	0.05	(0.05)
Total from investment operations	(0.02)	0.01	(0.15)
Less distributions
From net investment income	(0.38)	(0.05)	(0.19)
From net realized gain	—	(0.01)	—
Total distributions	(0.38)	(0.06)	(0.19)
Net asset value, end of period	$9.36	$9.76	$9.81
Total return (%)[3,4]	(0.16)	0.14	(1.42	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.41	3.51	12.31	[7]
Expenses including reductions	1.89	1.96	2.25	[7]
Net investment loss	(0.14)	(0.42)	(1.10	) [7]
Portfolio turnover (%)	196	116	95	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 6-1-14 to 5-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       27

Class I Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.78	$9.84	$10.18	$10.00
Net investment income[2]	0.08	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	— [3]	0.03	(0.12)	0.17
Total from investment operations	0.08	0.11	(0.08)	0.18
Less distributions
From net investment income	(0.48)	(0.16)	(0.26)	—
From net realized gain	—	(0.01)	—	—
Total distributions	(0.48)	(0.17)	(0.26)	—
Net asset value, end of period	$9.38	$9.78	$9.84	$10.18
Total return (%)[4]	0.87	1.12	(0.78)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	— [6]	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.64	2.14	3.25	[7]
Expenses including reductions	0.89	1.04	1.19	1.19	[7]
Net investment income	0.86	0.77	0.40	0.06	[7]
Portfolio turnover (%)	196	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       28

Class R6 Shares Period ended	5-31-17		5-31-16	5-31-15	5-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.79		$9.85	$10.18	$10.00
Net investment income[2]	0.09		0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	—	[3]	0.03	(0.09)	0.15
Total from investment operations	0.09		0.12	(0.07)	0.18
Less distributions
From net investment income	(0.49)		(0.17)	(0.26)	—
From net realized gain	—		(0.01)	—	—
Total distributions	(0.49)		(0.18)	(0.26)	—
Net asset value, end of period	$9.39		$9.79	$9.85	$10.18
Total return (%)[4]	0.98		1.30	(0.62)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30		6.10	19.98	20.67	[7]
Expenses including reductions	0.78		0.95	1.09	1.10	[7]
Net investment income	0.99		0.91	0.24	0.34	[7]
Portfolio turnover (%)	196		116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       29

Class NAV Shares Period ended	5-31-17	5-31-16	5-31-15	5-31-14[1]
Per share operating performance
Net asset value, beginning of period	$9.79	$9.85	$10.18	$10.00
Net investment income[2]	0.09	0.09	0.02	0.03
Net realized and unrealized gain (loss) on investments	— [3]	0.03	(0.09)	0.15
Total from investment operations	0.09	0.12	(0.07)	0.18
Less distributions
From net investment income	(0.49)	(0.17)	(0.26)	—
From net realized gain	—	(0.01)	—	—
Total distributions	(0.49)	(0.18)	(0.26)	—
Net asset value, end of period	$9.39	$9.79	$9.85	$10.18
Total return (%)[4]	0.98	1.30	(0.62)	1.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$66	$101	$100	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.36	1.11	1.20	[6]
Expenses including reductions	0.78	0.95	1.09	1.10	[6]
Net investment income	0.96	0.91	0.24	0.35	[6]
Portfolio turnover (%)	196	116	95	134

1	Period from 7-16-13 (commencement of operations) to 5-31-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       30

Notes to financial statements

Note 1 — Organization

John Hancock Global Conservative Absolute Return Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term absolute return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       31

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2017, all investments are categorized as Level 2 under the hierarchy described above, except for futures and money market funds, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit.

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Excluding commitments designated for a certain fund and subject to the need of other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended May 31, 2017, the fund had no borrowings under either line of credit. Commitment fees for the year ended May 31, 2017 were $2,431.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of May 31, 2017, the fund has a short-term capital loss carryforward of $1,189,526 and a long-term capital loss carryforward of $211,751 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $4,549,823 are being deferred and are treated as occurring on June 1, 2017, the first day of the fund's next taxable year.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended May 31, 2017 and 2016 was as follows:

	May 31, 2017	May 31, 2016
Ordinary Income	$5,348,053	$1,881,537
Long term capital gains	—	64,548
Total	$5,348,053	$1,946,085

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

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period. Book-tax differences are primarily attributable to foreign currency transactions, amortization and accretion on debt securities and derivative transactions.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, certain options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Receivable for centrally cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets,

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contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended May 31, 2017, the fund used futures contracts to manage against anticipated interest rate changes, to maintain diversity of the fund, to manage duration of the fund and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $26.1 million to $86.6 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended May 31, 2017, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, to gain exposure to foreign currency and to maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $40.3 million to $116.2 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received

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from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended May 31, 2017, the fund used purchased options to manage duration of the fund, manage against anticipated interest rate changes and to maintain diversity of the fund. The fund held purchased options with market values ranging up to $1,290, as measured at each quarter end. There were no purchased options held at May 31, 2017.

During the year ended May 31, 2017, the fund wrote option contracts to manage duration of the fund, manage against anticipated interest rate changes and to maintain diversity of the fund. The following tables summarize the fund's written options activities during the year ended May 31, 2017. There were no written options held at May 31, 2017.

	JPY notional amount	USD notional amount	Premiums received
Outstanding, beginning of period	586,000,000	3,440,000	$219,946
Options written	686,000,000	1,690,000	178,721
Option closed	(1,272,000,000)	(5,130,000)	(398,667)
Options exercised	—	—	—
Options expired	—	—	—
Outstanding, end of period	—	—	—

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended May 31, 2017, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund, and as a substitute for securities purchased. The fund held interest rate swaps with total USD notional amounts ranging from $137.9 million to $729.6 million, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the

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Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the year ended May 31, 2017, the fund used CDS as a Buyer of protection to manage credit exposure. The fund held credit default swap contracts with total USD notional amounts ranging from $5.1 million to $26.7 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended May 31, 2017, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from $9.8 million to $29.5 million, as measured at each quarter end.

Inflation Swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.

During the year ended May 31, 2017, the fund used inflation swaps to manage duration of the fund, maintain diversity of the fund and manage against anticipated changes in inflation. The fund held inflation swaps with total USD notional amounts ranging from $31.8 million to $116.5 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at May 31, 2017 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Receivable/payable for futures	Futures†	—	($296,843)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	$73,176	(667,967)
Credit	Swap contracts, at value	Credit default swaps^	1,040,421	(199,565)
Interest rate	Swap contracts, at value	Interest rate swaps^	3,839,452	(3,416,450)

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Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivative fair value
Interest rate	Swap contracts, at value	Inflation swaps^	$716,654	($624,905)
			$5,669,703	($5,205,730)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$73,176	($667,967)
Inflation swaps	716,654	(624,905)
	$789,830	($1,292,872)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays	($46,135)	—	—	($46,135)
BNP Paribas	(11,077)	—	—	(11,077)
Citibank N.A.	21,498	—	—	21,498
Deutsche Bank	(170)	—	—	(170)
Goldman Sachs	21,524	—	—	21,524
HSBC	(50,295)	—	—	(50,295)
JPMorgan Chase	(3,046)	—	—	(3,046)
Merrill Lynch	(7,236)	—	—	(7,236)
Morgan Stanley	(406,169)	—	$406,169	—
Societe General	(583)	—	—	(583)
UBS AG	(21,353)	—	—	(21,353)
Totals	($503,042)	—	$406,169	($96,873)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statements of operations location - net realized gain (loss) on:
Risk	Investments and foreign currency transactions [1]	Futures contracts	Written options	Swap contracts	Investments and foreign currency transactions [2]	Total
Credit	—	—	—	$70,729	—	$70,729
Foreign currency	—	—	—	—	$1,774,964	1,774,964
Interest rate	($38,474)	$28,804	($174,247)	(1,995,150)	—	(2,179,067)
Total	($38,474)	$28,804	($174,247)	($1,924,421)	$1,774,964	($333,374)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
[2] Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2017:

Statements of operations location - change in unrealized appreciation (depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies [2]	Total
Credit	—	—	—	$223,369	—	$223,369
Foreign currency	—	—	—	—	($626,854)	(626,854)
Interest rate	$17,168	($251,006)	($62,802)	2,395,670	—	2,099,030
Total	$17,168	($251,006)	($62,802)	$2,619,039	($626,854)	$1,695,545
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
[2] Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: 0.850% of the first $500 million of the fund's average daily net assets; or, if net assets exceed $500 million, 0.750% of all the fund's average daily net assets. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.78% of average annual net assets (on an annualized basis) of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) class-specific expenses, (f) acquired fund fees and expenses paid indirectly, (g) borrowing costs, (h) prime brokerage fees, and (i) short dividend expense. The agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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The Advisor has contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A, Class C, and Class I shares, as applicable, exceed 1.14%, 1.89%, or 0.89%, respectively, of average annual net assets (on an annualized basis) of the class. For purposes of this agreement, "expenses of Class A, Class C, and Class I shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) acquired fund fees and expenses paid indirectly; (f) borrowing costs; (g) prime brokerage fees; and (h) short dividend expense. The agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

In addition, the Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. The agreement expires on September 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended May 31, 2017, expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$11,472	Class R6	$500
Class C	3,716	Class NAV	460,112
Class I	13,862	Total	$489,662

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended May 31, 2017 were equivalent to a net annual effective rate of 0.34% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended May 31, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $252 for the year ended May 31, 2017. Of this amount, $42 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $210 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       40

to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2017, there were no CDSCs received by the Distributor for Class A and Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$6,044	$2,497
Class C	7,155	887
Class I	—	2,996
Class R6	—	16
Total	$13,199	$6,396

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended May 31, 2017 and 2016 were as follows:

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class A shares
Sold	22,084	$208,391	471,403	$4,562,781
Distributions reinvested	12,852	118,877	1,286	12,384
Repurchased	(217,814)	(2,026,241)	(278,613)	(2,689,994)
Net increase (decrease)	(182,878)	($1,698,973)	194,076	$1,885,171
Class C shares
Sold	10,244	$97,262	132,008	$1,279,271
Distributions reinvested	1,872	17,388	207	2,005
Repurchased	(90,046)	(869,817)	(38,066)	(364,439)
Net increase (decrease)	(77,930)	($755,167)	94,149	$916,837
Class I shares
Sold	372,671	$3,561,878	1,296,888	$12,656,770
Distributions reinvested	14,101	130,718	4,744	45,778
Repurchased	(377,486)	(3,592,589)	(1,056,077)	(10,314,243)
Net increase	9,286	$100,007	245,555	$2,388,305

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       41

		Year ended 5-31-17		Year ended 5-31-16
	Shares	Amount	Shares	Amount
Class NAV shares
Distributions reinvested	547,591	5,076,170	194,931	1,881,077
Repurchased	(3,929,050)	(36,600,000)	—	—
Net increase (decrease)	(3,381,459)	($31,523,830)	194,931	$1,881,077
Total net increase (decrease)	(3,632,981)	($33,877,963)	728,711	$7,071,390

Affiliates of the fund owned 100% of Class R6 and Class NAV shares of the fund on May 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $29,796,451 and $43,550,223, respectively, for the year ended May 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $36,620,573 and $39,203,224, respectively, for the year ended May 31, 2017.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At May 31, 2017, funds within the John Hancock group of funds complex held 94.4% of the fund's net assets. The following affiliated funds owned 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Growth MVP	35.2%
JHVIT Lifestyle Balanced MVP	34.6%
JHVIT Lifestyle Moderate MVP	13.8%
JHVIT Lifestyle Conservative MVP	10.8%

Note 9 — New rule issuance

In October 2016, the SEC issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       42

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock Global Conservative Absolute Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Conservative Absolute Return Fund (the "Fund") as of May 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       43

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       44

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1986	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       45

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       46

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       47

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2006
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       48

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL CONSERVATIVE ABSOLUTE RETURN FUND       49

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Conservative Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF376179	427A 5/17 7/17

John Hancock

ESG Core Bond Fund

Annual report 5/31/17
ESG

A message to shareholders

Dear shareholder,

Bond markets were a study in contrasts over the past 12 months, with credit-sensitive segments enjoying solid gains while rate-sensitive areas posted much more muted returns. Generally, the global macroeconomic picture continued to improve, with corporate earnings in both the United States and abroad showing signs of strength.

In the United States, the steady drumbeat of economic growth convinced the U.S. Federal Reserve (Fed) to raise short-term interest rates by a quarter of a percentage point twice during your fund's fiscal year and once more shortly after the period ended, and continued to hint at one more rate hike in the back half of this year. The Fed also began laying out plans for shrinking its $4.5 trillion balance sheet, a potentially delicate operation that investors will be watching closely.

There are a number of potential headwinds and uncertainties facing bond investors today. At John Hancock Investments, we believe one of the best ways to navigate these challenges is by talking with your financial advisor, who can make sure that your fixed-income allocations are suitable for your investment goals and that they appropriately balance the need for income with market risks.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
ESG Core Bond Fund

2	Portfolio summary
4	Your expenses
6	Fund's investments
9	Financial statements
12	Financial highlights
15	Notes to financial statements
20	Auditor's report
21	Tax information
22	Evaluation of advisory and subadvisory agreements by the Board of Trustees
27	Trustees and Officers
31	More information

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       1

Portfolio summary

INVESTMENT OBJECTIVE

The fund seeks total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

PORTFOLIO COMPOSITION AS OF 5/31/17 (%)

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Municipal bond prices can decline due to fiscal mismanagement or tax shortfalls, or if related projects become unprofitable. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Fund distributions generally depend on income from underlying investments and may vary or cease altogether in the future. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       2

QUALITY COMPOSITION AS OF 5/31/17 (%)

COUNTRY COMPOSITION AS OF 5/31/17 (%)

United States	86.4
Canada	5.1
France	3.3
Netherlands	2.0
Norway	1.6
Australia	1.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       3

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The first line of each share class in the table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on December 14, 2016, with the same investment held until May 31, 2017.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2017, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second line of each share class in the table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on December 1, 2016, with the same investment held until May 31, 2017. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       4

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 12-1-2016	Ending value on 5-31-2017	Expenses paid during period ended 5-31-2017	Annualized expense ratio
Class A	Actual expenses/actual returns[1]	$1,000.00	$1,023.50	$4.05	0.87%
	Hypothetical example for comparison purposes[2]	1,000.00	1,020.60	4.38	0.87%
Class I	Actual expenses/actual returns[1]	1,000.00	1,024.70	2.84	0.61%
	Hypothetical example for comparison purposes[2]	1,000.00	1,021.90	3.07	0.61%
Class R6	Actual expenses/actual returns[1]	1,000.00	1,025.20	2.42	0.52%
	Hypothetical example for comparison purposes[2]	1,000.00	1,022.30	2.62	0.52%

1	The inception date for the fund is 12-14-16. Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 168/365 (to reflect the period).
2	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       5

Fund's investments

As of 5-31-17
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 47.9%				$7,488,587
(Cost $7,366,137)
Consumer discretionary 3.0%				467,569
Automobiles 1.3%
Ford Motor Credit Company LLC	3.157	08-04-20	200,000	203,571
Media 1.7%
Comcast Corp.	3.600	03-01-24	250,000	263,998
Consumer staples 3.8%				595,445
Beverages 1.2%
Anheuser-Busch InBev Finance, Inc.	3.650	02-01-26	185,000	190,262
Food and staples retailing 1.0%
CVS Health Corp.	2.800	07-20-20	150,000	152,990
Personal products 1.6%
Unilever Capital Corp.	2.200	03-06-19	250,000	252,193
Energy 3.6%				564,466
Oil, gas and consumable fuels 3.6%
Shell International Finance BV	3.250	05-11-25	300,000	308,019
Statoil ASA	2.900	11-08-20	250,000	256,447
Financials 19.1%				2,986,713
Banks 11.1%
BNP Paribas SA	2.700	08-20-18	250,000	252,811
Citigroup, Inc.	2.900	12-08-21	150,000	151,742
JPMorgan Chase & Co.	3.300	04-01-26	300,000	298,356
Royal Bank of Canada	2.200	07-27-18	250,000	251,504
The Bank of Nova Scotia	2.050	10-30-18	250,000	251,457
The Toronto-Dominion Bank	2.250	11-05-19	285,000	287,374
Westpac Banking Corp.	1.650	05-13-19	245,000	243,472
Capital markets 3.8%
Morgan Stanley	2.625	11-17-21	150,000	150,367
The Bank of New York Mellon Corp.	3.550	09-23-21	265,000	278,079
The Goldman Sachs Group, Inc.	2.550	10-23-19	160,000	161,637
Diversified financial services 1.4%
International Finance Corp.	1.750	03-30-20	225,000	225,861
Insurance 1.2%
Marsh & McLennan Companies, Inc.	2.750	01-30-22	180,000	182,508
Thrifts and mortgage finance 1.6%
American Express Credit Corp.	2.125	03-18-19	250,000	251,545

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       6

	Rate (%)	Maturity date	Par value^	Value
Health care 6.7%				$1,052,187
Health care equipment and supplies 1.6%
Medtronic, Inc.	3.150	03-15-22	250,000	259,778
Health care providers and services 1.7%
UnitedHealth Group, Inc.	3.350	07-15-22	250,000	262,748
Pharmaceuticals 3.4%
Merck & Company, Inc.	2.400	09-15-22	260,000	262,423
Sanofi	4.000	03-29-21	250,000	267,238
Industrials 6.0%				938,701
Industrial conglomerates 1.8%
General Electric Company	4.625	01-07-21	250,000	272,932
Machinery 3.2%
Caterpillar Financial Services Corp.	1.350	05-18-19	250,000	248,040
Deere & Company	2.600	06-08-22	255,000	259,021
Road and rail 1.0%
CSX Corp.	3.700	11-01-23	150,000	158,708
Information technology 3.6%				562,348
Software 2.0%
Oracle Corp.	2.400	09-15-23	310,000	307,094
Technology hardware, storage and peripherals 1.6%
Apple, Inc.	2.850	02-23-23	250,000	255,254
Telecommunication services 2.1%				321,158
Diversified telecommunication services 2.1%
AT&T, Inc.	4.125	02-17-26	150,000	153,397
Verizon Communications, Inc.	5.150	09-15-23	150,000	167,761
Municipal bonds 30.6%				$4,784,504
(Cost $4,716,297)
Arizona Department of Transportation State Highway Fund Revenue	1.631	07-01-18	350,000	351,281
City of New York	2.260	03-01-22	385,000	386,609
Gateway School District Alleghany County	1.887	07-15-22	325,000	314,353
Kent City School District	5.000	12-01-20	350,000	386,176
New York City Transitional Finance Authority Future Tax Secured Revenue	2.150	05-01-25	350,000	332,416
New York State Urban Development Corp.	2.000	03-15-19	355,000	358,983
Port Authority of New York & New Jersey	4.875	09-15-17	370,000	373,667
Texas A&M University	3.231	05-15-27	350,000	359,513
Texas State University System	3.277	03-15-27	370,000	379,261
University of California	2.253	05-15-20	390,000	395,320
University of Massachusetts Building Authority	1.580	11-01-18	360,000	361,130
University of North Texas	3.357	04-15-27	375,000	384,743
University of Pittsburgh-of the Commonwealth System of Higher Education	1.829	09-15-19	400,000	401,052

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       7

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 19.7%				$3,087,174
(Cost $3,070,024)
U.S. Government 19.7%				3,087,174
U.S. Treasury Note	0.625	09-30-17	400,000	399,375
U.S. Treasury Note	1.000	09-30-19	400,000	397,031
U.S. Treasury Note	1.250	11-30-18	375,000	375,015
U.S. Treasury Note	1.375	01-31-20	250,000	249,922
U.S. Treasury Note	1.500	01-31-19	500,000	501,954
U.S. Treasury Note	1.625	02-15-26	250,000	239,121
U.S. Treasury Note	2.125	05-15-25	250,000	250,078
U.S. Treasury Note	2.375	08-15-24	250,000	255,537
U.S. Treasury Note	2.750	11-15-23	400,000	419,141
		Yield (%)	Shares	Value
Short-term investments 1.3%				$205,581
(Cost $205,581)
Money market funds 1.3%				205,581
JPMorgan U.S. Government Money Market Fund, Institutional Class		0.6800(Y)	205,581	205,581
Total investments (Cost $15,358,039)† 99.5%				$15,565,846
Other assets and liabilities, net 0.5%				$83,680
Total net assets 100.0%				$15,649,526

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(Y)	The rate shown is the annualized seven-day yield as of 5-31-17.
†	At 5-31-17, the aggregate cost of investment securities for federal income tax purposes was $15,378,576. Net unrealized appreciation aggregated to $187,270, of which $188,562 related to appreciated investment securities and $1,292 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       8

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 5-31-17

Assets
Investments, at value (Cost $15,358,039)	$15,565,846
Interest receivable	85,571
Other receivables and prepaid expenses	77,867
Total assets	15,729,284
Liabilities
Distributions payable	25,193
Payable to affiliates
Accounting and legal services fees	1,207
Transfer agent fees	1,262
Due to advisor	21,364
Other liabilities and accrued expenses	30,732
Total liabilities	79,758
Net assets	$15,649,526
Net assets consist of
Paid-in capital	$15,402,745
Undistributed net investment income	9,425
Accumulated net realized gain (loss) on investments	29,549
Net unrealized appreciation (depreciation) on investments	207,807
Net assets	$15,649,526

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($4,658,311 ÷ 458,607 shares)[1]	$10.16
Class I ($9,442,979 ÷ 929,650 shares)	$10.16
Class R6 ($1,548,236 ÷ 152,421 shares)	$10.16
Maximum offering price per share
Class A (net assets value per share ÷ 96%)[2]	$10.58

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       9

STATEMENT OF OPERATIONS  For the period ended 5-31-17 1

Investment income
Interest	$153,362
Total investment income	153,362
Expenses
Investment management fees	31,582
Distribution and service fees	5,281
Accounting and legal services fees	1,495
Transfer agent fees	7,173
Trustees' fees	27
State registration fees	20,617
Printing and postage	15,920
Professional fees	41,540
Custodian fees	1,556
Other	3,061
Total expenses	128,252
Less expense reductions	(80,646)
Net expenses	47,606
Net investment income	105,756
Realized and unrealized gain (loss)
Net realized gain (loss) on investments	50,122
Change in net unrealized appreciation (depreciation) of investments	207,807
Net realized and unrealized gain	257,929
Increase in net assets from operations	$363,685

1	Period from 12-14-16 (commencement of operations) to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       10

STATEMENT OF CHANGES IN NET ASSETS

Period ended 5-31-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$105,756
Net realized gain	50,122
Change in net unrealized appreciation (depreciation)	207,807
Increase in net assets resulting from operations	363,685
Distributions to shareholders
From net investment income
Class A	(33,930)
Class I	(78,649)
Class R6	(13,640)
Total distributions	(126,219)
From fund share transactions	15,412,060
Total increase	15,649,526
Net assets
Beginning of period	—
End of period	$15,649,526
Undistributed net investment income	$9,425

1	Period from 12-14-16 (commencement of operations) to 5-31-17.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       11

Financial highlights

Class A Shares Period ended	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.06
Net realized and unrealized gain on investments	0.17
Total from investment operations	0.23
Less distributions
From net investment income	(0.07)
Net asset value, end of period	$10.16
Total return (%)[3,4]	2.35	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	[6]
Expenses including reductions	0.87	[6]
Net investment income	1.31	[6]
Portfolio turnover (%)	61

1	Period from 12-14-16 (commencement of operations) to 5-31-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       12

Class I Shares Period ended	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.07
Net realized and unrealized gain (loss) on investments	0.18
Total from investment operations	0.25
Less distributions
From net investment income	(0.09)
Net asset value, end of period	$10.16
Total return (%)[3]	2.47	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	[5]
Expenses including reductions	0.61	[5]
Net investment income	1.58	[5]
Portfolio turnover (%)	61

1	Period from 12-14-16 (commencement of operations) to 5-31-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       13

Class R6 Shares Period ended	5-31-17[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment income[2]	0.08
Net realized and unrealized gain on investments	0.17
Total from investment operations	0.25
Less distributions
From net investment income	(0.09)
Net asset value, end of period	$10.16
Total return (%)[3]	2.52	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	[5]
Expenses including reductions	0.52	[5]
Net investment income	1.67	[5]
Portfolio turnover (%)	61

1	Period from 12-14-16 (commencement of operations) to 5-31-17.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       14

Notes to financial statements

Note 1 — Organization

John Hancock ESG Core Bond Fund (the fund) is a series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek total return consisting of income and capital appreciation consistent with preservation of capital and maintenance of liquidity.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The fund commenced operations on December 14, 2016.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of May 31, 2017, all investments are categorized as Level 2 under the hierarchy described above, except money market funds, which are categorized as Level 1.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       15

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the need of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the period ended May 31, 2017, the fund had no borrowings under the line of credit. Commitment fees for the period ended May 31, 2017 were $702.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of May 31, 2017, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are distributed at least annually.

The tax character of distributions for the period ended May 31, 2017 was $126,219 of ordinary income.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of May 31, 2017, the components of distributable earnings on a tax basis consisted of $84,702 of undistributed ordinary income.

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       16

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to amortization and accretion on debt securities, distributions payable and non-deductible offering costs.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 0.450% of the first $250 million of the fund's average daily net assets, and (b) 0.400% of the fund's average daily net assets in excess of $250 million. If net assets exceed $250 million, then the advisory fee to be paid is 0.400% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Breckinridge Capital Advisors, Inc. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the period ended May 31, 2017, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.50% of average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This agreement expires on September 30, 2018, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time.

For the period ended May 31, 2017, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$24,272	Class R6	$8,001
Class I	48,373	Total	$80,646

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended May 31, 2017 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the period ended May 31, 2017, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for class A of the fund's shares:

Class	Rule 12b-1 Fee
Class A	0.25%

Sales charges. Class A shares are assessed up-front sales charges. During the period ended May 31, 2017, there were no up-front sale charges received by the Distributor for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended May 31, 2017, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the period ended May 31, 2017 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$5,281	$2,551
Class I	—	4,508
Class R6	—	114
Total	$5,281	$7,173

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the period ended May 31, 2017 were as follows:

		Period ended 5-31-17[1]
	Shares	Amount
Class A shares
Sold	459,619	$4,596,951
Distributions reinvested	40	405
Repurchased	(1,052)	(10,545)
Net increase	458,607	$4,586,811
Class I shares
Sold	929,586	$9,300,000
Distributions reinvested	64	649
Net increase	929,650	$9,300,649
Class R6 shares
Sold	152,421	$1,524,600
Net increase	152,421	$1,524,600
Total net increase	1,540,678	$15,412,060

1Period from 12-14-16 (commencement of operations) to 5-31-17.

Affiliates of the fund owned 98%, 97%, and 98% of shares of beneficial interest of Class A, Class I and Class R6, respectively, on May 31, 2017. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases of securities, other than short-term securities and U.S. Treasury obligations, amounted to $11,715,928 for the period ended May 31, 2017. Purchases and sales of U.S. Treasury obligations aggregated $11,310,039 and $8,691,582, respectively, for the period ended May 31, 2017.

Note 7 — New rule issuance

In October 2016, the Securities Exchange Commission (SEC) issued Final Rule Release No.33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The updates to Regulation S-X are effective August 1, 2017 and may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments. These updates will have no impact on the fund's net assets or results of operations.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock ESG Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock ESG Core Bond Fund (the "Fund") as of May 31, 2017, and the results of its operations, the changes in its net assets and the financial highlights for the period December 14, 2016 (commencement of operations) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of May 31, 2017 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 14, 2017

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended May 31, 2017.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2017 Form 1099-DIV in early 2018. This will reflect the tax character of all distributions paid in calendar year 2017.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on December 6-8, 2016, the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust), including all of the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock ESG Core Bond Fund (the New Fund).

This section describes the evaluation by the Board of:

(a)	an amendment to the advisory agreement between the Trust and John Hancock Advisers, LLC (the Advisor) (the Advisory Agreement); and
(b)	the subadvisory agreement between the Advisor and Breckinridge Capital Advisors, Inc., (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).

In considering the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meetings a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative fee and expense information for a peer group of similar mutual funds, and including with respect to the Subadvisor, performance information for comparatively managed accounts, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor's affiliates, including distribution services. The Board also took into account information with respect to the New Fund presented at their September 12-15, 2016 in-person meeting.

Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by legal counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history. The Board also noted that, on a regular basis, it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the Funds' compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor will be responsible for the management of the day-to-day operations of the New Fund, including but not limited to, general supervision of and coordination of the services to be

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provided by the Subadvisor, and also will be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the complex.

In the course of its deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationships, the Advisor's oversight and monitoring of the subadvisors' investment performance and compliance programs, such as the subadvisors' compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the Funds;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.

Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts managed by the Advisor and the performance of their respective benchmarks and/or peer groups. At the December 6-8, 2016 Board meeting, the Board also reviewed the performance of a composite of comparable accounts managed by the Subadvisor compared to an applicable benchmark and the average of a comparable peer group for the three-month, one-year, three-year and five-year periods ended September 30, 2016, as well as for the previous five calendar years. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor.

Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund's anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board noted that the New Fund's anticipated management fees, which include both advisory and administrative costs, were below the peer group median. The Board also noted that the New Fund's anticipated net total expenses were above the peer group median. The Board took into account management's discussion of the New Fund's anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the New Fund and the services they provide to other such comparable clients or funds.

The Board took into account management's discussion with respect to the proposed advisory/subadvisory fee structure, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including

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the New Fund, which is discussed further below. The Board also noted that the Advisor has agreed to waive fees and/or reimburse expenses with respect to the New Fund. The Board also noted management's discussion of the New Fund's anticipated expenses, as well as certain actions taken over the past several years to reduce the Funds' operating expenses.

The Board concluded that the advisory fees to be paid by the New Fund are reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the New Fund, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the anticipated net profitability to the Advisor and its affiliates with respect to the New Fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the New Fund, and that the New Fund's distributor also receives Rule 12b-1 payments to support distribution of the New Fund;
(h)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm's length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the New Fund's advisory fee structure and concluded that: (i) the New Fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund
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grows. The Board also took into account management's discussion of the New Fund's advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund's future growth in size on its performance and fees. The Board also noted that if the New Fund's assets increase over time, the New Fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(a)	information relating to the Subadvisor's business;
(b)	the performance of comparable funds managed by the New Fund's Subadvisor;
(c)	the proposed subadvisory fee for the New Fund; and
(d)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who will provide services to the New Fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring processes. The Board reviewed the Subadvisor's regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment processes and philosophies. The Board took into account that the Subadvisor's responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund's investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship to the New Fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the New Fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contract sold to qualified plans. The Board also received

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information and took into account any other potential conflicts of interest that Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the New Fund, such as the opportunity to provide advisory services to additional John Hancock Funds and reputational benefits.

Subadvisory fees. The Board considered that the New Fund will pay advisory fees to the Advisor and that, in turn, the Advisor will pay subadvisory fees to the Subadvisor. The Board also took into account the subadvisory fees paid by the Advisor to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. The Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor and the Subadvisor. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long- term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided; and
(3)	that the subadvisory fees will be paid by the Advisor not the New Fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.

***

Based on the Board's evaluation of all factors that it deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendments to the Advisory Agreement and Subadvisory Agreement.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	225
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	225
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	225
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	225
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	225
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	225
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	225
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	225

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	225
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       28

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	225
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	225

President and Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Collateral Trust, and John Hancock Exchange-Traded Fund Trust (since 2017).

James R. Boyle, Born: 1959	2015	225
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Warren A. Thomson, Born: 1955	2012	225
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       29

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 39 other John Hancock funds consisting of 29 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       30

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†##
Charles L. Bardelis*
James R. Boyle†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Breckinridge Capital Advisors, Inc.

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17
##Effective 6-20-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ESG CORE BOND FUND       31

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock ESG Core Bond Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
468A 5/17 7/17

ITEM 2. CODE OF ETHICS.

As of the end of the year, May 31, 2017, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended May 31, 2017 and 2016. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2017	May 31, 2016
John Hancock Global Conservative Absolute Return Fund	95,780	93,197
John Hancock Global Short Duration Credit Fund	72,836	70,177
John Hancock Government Income Fund	43,572	42,543
John Hancock Investment Grade Bond Fund	48,203	47,038
John Hancock High Yield Fund (formerly known as Focused High Yield Fund)	67,838	66,102
John Hancock ESG Core Bond Fund	26,073	-
Total	$354,302	$319,057

(b) Audit-Related Services
Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates were $106,517 and $103,474 for the fiscal years ended May 31, 2017 and 2016, respectively.

Fund	May 31, 2017	May 31, 2016
John Hancock Global Conservative Absolute Return Fund	510	525
John Hancock Global Short Duration Credit Fund	510	525
John Hancock Government Income Fund	510	525
John Hancock Investment Grade Bond Fund	510	525
John Hancock High Yield Fund (formerly known as Focused High Yield Fund)	510	525
John Hancock ESG Core Bond Fund	510	-
Total	$3,060	$2,625

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended May 31, 2017 and 2016. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	May 31, 2017	May 31, 2016
John Hancock Global Conservative Absolute Return Fund	3,647	3,500
John Hancock Global Short Duration Credit Fund	3,647	3,500
John Hancock Government Income Fund	3,647	3,500
John Hancock Investment Grade Bond Fund	3,647	3,500
John Hancock High Yield Fund (formerly known as Focused High Yield Fund)	3,647	3,500
John Hancock ESG Core Bond Fund	3,772	-
Total	$22,007	$17,500

(d) All Other Fees
The nature of the services comprising all other fees is attestation services surrounding new class launches and merger activity. Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended May 31, 2017 and 2016 amounted to the following:

Fund	May 31, 2017	May 31, 2016
John Hancock Global Conservative Absolute Return Fund	832	1,608
John Hancock Global Short Duration Credit Fund	709	24
John Hancock Government Income Fund	4,332	108
John Hancock Investment Grade Bond Fund	832	108
John Hancock High Yield Fund (formerly known as Focused High Yield Fund)	21,682	108
John Hancock ESG Core Bond Fund	832	-
Total	$29,219	$1,956

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per year/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per year/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant for the fiscal year ended May 31, 2017, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended May 31, 2017 and 2016 amounted to the following:

Trust	May 31, 2017	May 31, 2016
John Hancock Bond Trust	$6,019,374	$5,663,779

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	July 14, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 14, 2017